Exhibit 10.1

SETTLEMENT AGREEMENT

This settlement agreement (this “Settlement Agreement”), dated as of May 1, 2012, is entered into by and among (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iv) Dynegy Holdings, LLC (“DH”), (v) Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”), (vi) Dynegy Roseton, L.L.C. (“Dynegy Roseton”), (vii) Dynegy Northeast Generation, Inc. (“DNE”), (viii) Hudson Power, L.L.C. (“Hudson”; each of DH, Dynegy Danskammer, Dynegy Roseton, DNE and Hudson are debtors and debtors in possession in the jointly administered chapter 11 cases styled as In re Dynegy Holdings, LLC et al., Case No. 11-38111 (CGM), and are collectively referred to herein as the “Debtors”), (ix) the undersigned, beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (x) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC, Danskammer OL LLC, Roseton OP LLC, and Danskammer OP LLC (collectively, the “PSEG Entities”), and (xi)  U.S. Bank National Association, not in its individual capacity but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement, as directed by a majority of, and on behalf of all, the Lease Certificate Holders, (the “Lease Trustee” and, together with the Consenting Senior Noteholders, and the PSEG Entities, the “Settling Claimants”) (each of the entities in (i)-(xi) above, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, on September 1, 2011, Dynegy entered into a Membership Interest Purchase Agreement with its indirect subsidiary DGIN whereby DGIN sold 100% of the outstanding membership interests of its direct wholly-owned subsidiary Dynegy Coal Holdco to Dynegy (the “Membership Interest Purchase Agreement”), in exchange for an undertaking to make certain specified payments over time;

WHEREAS, DGIN subsequently assigned its right to receive payments under the Undertaking Agreement to DH in exchange for a promissory note (the “DH Note”) in the amount of $1.25 billion that matures in 2027 and bears annual interest at a rate of 4.24%, payable upon maturity, and as a condition to Dynegy’s consent to such assignment, the undertaking was amended and restated to be, among other things, an obligation of Dynegy to DH (as amended and restated, the “Undertaking Agreement”);

WHEREAS, on September 21, 2011, an ad hoc committee of holders of the Senior Notes commenced an action in New York State Supreme Court against, among others, DH, Dynegy and certain of their non-Debtor affiliates (Avenue Investments, L.P., et al. v. Dynegy Inc., et al., Index No. 652599/2011 (N.Y. County), the “Noteholder Litigation”);

WHEREAS, on September 27, 2011, the Lease Trustee, at the direction of certain Lease Certificate Holders, commenced an action in New York State Supreme Court against, among others, DH, Dynegy, and certain of their non-Debtor affiliates (The Successor Lease Indenture

Trustee, et al. v. Dynegy Inc., et al., Index No. 652642/2011 (N.Y. County), the “Lease Indenture Trustee Litigation”);

WHEREAS, on October 31, 2011, defendants in the Noteholder Litigation and Lease Indenture Trustee Litigation filed motions to dismiss such proceedings, alleging, among other things, that the plaintiffs lacked standing, that the court lacked personal jurisdiction over some of the defendants, and that the complaints failed to state a claim upon which relief could be granted;

WHEREAS, on November 4, 2011, certain of the PSEG Entities commenced an action in New York State Supreme Court against, among others, DH, Dynegy and certain of their non-Debtor affiliates (Resources Capital Management Corp., et al. v. Dynegy Inc., et al., Index No. 653067/11 (N.Y. County), the “PSEG Litigation” and together with the Noteholder Litigation and Lease Indenture Trustee Litigation, the “Prepetition Litigation”);

WHEREAS, plaintiffs in the Prepetition Litigation challenged the transfer by DGIN of the outstanding membership interests of Dynegy Coal Holdco to Dynegy, alleging, among other things, that the challenged transfer constituted a fraudulent conveyance under New York law, a breach of contract, or, in the alternative, an unlawful dividend or distribution, and they also asserted causes of action for breach of fiduciary duties against the directors of Dynegy and the managers of DH and DGIN, and sought to pierce the corporate veil between Dynegy, DH and DGIN;

WHEREAS, on November 7, 2011 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), and each thereby commenced a chapter 11 case, which are jointly administered under Case No. 11-38111 (CGM) (the “Chapter 11 Cases”);

WHEREAS, also on the Petition Date, the Debtors filed a motion with the Bankruptcy Court seeking entry of an order authorizing the Debtors to reject the Facility Leases and certain of the other Lease Documents, nunc pro tunc to the Petition Date (the “Rejection Motion”) [Dkt. No. 5];

WHEREAS, following the Petition Date, the parties thereto agreed to stay the Prepetition Litigation pending the Chapter 11 Cases;

WHEREAS, on November 11, 2011, the Lease Trustee commenced an adversary proceeding against Dynegy Danskammer, Dynegy Roseton and DH (Adversary Proceeding No. 11-09083, the “Adversary Proceeding”) seeking, among other things, a declaratory judgment that the claims asserted by the Lease Trustee against those Debtors were not subject to a cap on lease rejection damages pursuant to section 502(b)(6) of the Bankruptcy Code;

WHEREAS, on November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code [Dkt. No. 48];

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WHEREAS, on November 18, 2011, certain of the PSEG Entities filed a motion for entry of an order dismissing the Chapter 11 Cases (the “Motion to Dismiss”) [Dkt. No. 92];

WHEREAS, on December 13, 2011, the Debtors, Dynegy and the PSEG Entities entered into a binding term sheet (the “PSEG Settlement”) to settle and resolve certain issues and disputes in lieu of further litigation regarding the Facility Leases, the Rejection Motion, the Motion to Dismiss, the PSEG Litigation, and the parties’ rights and claims arising under the Facility Leases, the Lease Guarantees and the other Lease Documents, including, without limitation, their rights and claims under those certain Tax Indemnity Agreements, dated in each case as of May 8, 2001, between Dynegy Danskammer and certain of the PSEG Entities and between Dynegy Roseton and certain of the PSEG Entities;

WHEREAS, on December 20, 2011 (as amended on December 28, 2011), the Bankruptcy Court entered a stipulated order (the “PSEG Stipulated Order”) [Dkt. Nos. 227 & 273], among other things, (a) approving the rejection of certain of the Lease Documents, subject to, among other things, continued litigation over, and later determination of, the effective date of the rejection and the amount of the damage claim arising from the rejection, and preservation of all parties’ rights with respect to the claims and contentions raised in the Adversary Proceeding, and (b) subject to the reservation of certain rights by the Lease Trustee with respect to the PSEG Settlement, approving the Debtors’ entry into the PSEG Settlement as set forth in that certain term sheet attached as Exhibit A to the PSEG Stipulated Order, including the allowance of a $110 million unsecured claim against DH in favor of RCM (the “TIA Claim”) and a $7.5 million cash payment paid by Dynegy to RCM within five days of the entry of the PSEG Stipulated Order;

WHEREAS, (a) on December 29, 2011, the Bankruptcy Court entered an order (the “Examiner Order”) [Dkt. No. 276] for the appointment of an examiner (the “Examiner”), (b) on January 11, 2012, the United States Trustee for Region 2 appointed Susheel Kirpalani to serve as Examiner [Dkt. No. 308], and (c) on January 12, the Bankruptcy Court entered an order approving the appointment of Mr. Kirpalani as Examiner;

WHEREAS, on January 4, 2012, the PSEG Entities, pursuant to the PSEG Settlement as approved by the PSEG Stipulated Order, withdrew their Motion to Dismiss;

WHEREAS, on January 25, 2012, DH, Dynegy Roseton and Dynegy Danskammer filed in the Adversary Proceeding an answer and counterclaims against the Lease Trustee;

WHEREAS, on March 9, 2012, the Examiner issued his report setting forth his assessment of various potential claims and causes of action arising from the Prepetition Restructurings involving the Debtors and certain of their affiliates, including the September 1, 2011 transfer of Dynegy Coal Holdco (the “Examiner Report”);

WHEREAS, on March 12, 2012, the Bankruptcy Court ordered the Debtors to participate in mediation with certain of their creditor constituencies and other parties in interest under the auspices of the Examiner, in his capacity as mediator under the Examiner Order;

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WHEREAS, the Parties to this Settlement Agreement, as well as the Creditors’ Committee and certain other parties, engaged in numerous negotiation sessions mediated by the Examiner;

WHEREAS, if the Prepetition Litigation and Adversary Proceeding proceed (and additional potential litigation between and among the Parties is commenced), there is uncertainty about the outcome for all Parties and the Parties may incur significant costs and suffer significant delay in resolving their claims through the Prepetition Litigation and the Adversary Proceeding (and additional litigation that may be commenced between and among the Parties);

WHEREAS, the Parties seek to avoid the risks, inordinate cost and delay of litigating the Prepetition Litigation and the Adversary Proceeding (and additional litigation that may be commenced between and among the Parties);

WHEREAS, as a result of extensive arm’s-length negotiations through the mediation process, the Parties have resolved to enter into this Settlement Agreement to settle all disputes, claims and causes of action (i) between DH, on the one hand, and Dynegy, on the other hand, including, among other things, any arising with respect to the transfer of Dynegy Coal Holdco to Dynegy, as well as any and all other potential claims and causes of action described in the Examiner Report, and (ii) between and among the Parties, relating, among other things, to the facts alleged and the claims and counterclaims asserted, in the Prepetition Litigation, the Adversary Proceeding and in any additional litigation that could be commenced between and among the Parties with respect to the subject matter thereof;

WHEREAS, the Parties wish to pursue a sale of the Roseton and Danskammer Facilities (as defined below) in their entireties to maximize the value of such assets; and

WHEREAS, simultaneous with the execution of this Settlement Agreement, the Parties to this Settlement Agreement (other than the Lease Trustee) and the Consenting Lease Certificate Holders also entered into: (i) the Plan Support Agreement attached hereto as Annex A (the “Plan Support Agreement”), pursuant to which such Parties agree, subject to the terms and conditions of the Plan Support Agreement to, as applicable, pursue or support a plan of reorganization containing the terms and conditions set forth in the Plan Support Agreement and as otherwise agreed upon by the Parties; and (ii) the Dynegy Entity Joinder (as defined below), pursuant to which certain subsidiaries of Dynegy, which are not Parties to this Settlement Agreement, agree to join in and be bound by, and entitled to the benefits of, Sections II.h, II.i., II.j. and II.k. of this Settlement Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the recitals stated above, and the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I.              Definitions.  As used in this Settlement Agreement and for purposes of this Settlement Agreement only, the following terms have the following meanings; provided, that other

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capitalized terms used but not otherwise defined in this Settlement Agreement shall have the meanings ascribed to such terms in the Existing Plan:

“Ad Hoc Senior Noteholder Committee” means the Consenting Senior Noteholders that are members of an ad hoc group of holders of Senior Notes.

“Adversary Proceeding” has the meaning ascribed to it in the Recitals.

“Approval Order” means an order of the Bankruptcy Court approving this Settlement Agreement and the compromise and settlement memorialized herein among the Parties, the proposed form of which is attached as Annex D hereto, and which shall, among other things, order the following:  “Notwithstanding anything in this Order or the Settlement Agreement to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Order and the Settlement Agreement, in the event that (i) a court of competent jurisdiction enters a final order ruling that this Order or any of the transactions contemplated hereby or in the Settlement Agreement are void, invalid, illegal or unenforceable in any material respect, (ii) any of the transactions contemplated by this Order or the Settlement Agreement are reversed, vacated, overturned, voided or unwound in any material respect, or (iii) this Order is reversed, vacated, overturned or amended in any material respect, then in each case, the entirety of this Order (other than this paragraph 20) and the Settlement Agreement shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Parties and the Creditors’ Committee shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Parties that were the subject of the Order and the Settlement Agreement prior to the Order and the Settlement Agreement being of no force or effect.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

“Business Day” means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in New York, New York are required or authorized by law or governmental action to close.

“Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

“Claim” or “Claims”, as applicable, has the meaning set forth in section 101(5) of the Bankruptcy Code (and, for the avoidance of doubt, shall not include any Equity Interests).

“CoalCo Credit Facility” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Combination” has the meaning ascribed to it in the Plan Support Agreement.

“Conforming Plan” has the meaning ascribed to it in the Plan Support Agreement.

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“Consenting Lease Certificate Holders” means the beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Lease Certificates that have executed the Plan Support Agreement.

“Consenting Senior Noteholders” has the meaning ascribed to it in the Preamble.

“Creditors’ Committee” means the Official Committee of Creditors Holding Unsecured Claims appointed in the Chapter 11 Cases.

“Danskammer/Roseton OL Independent Manager” has the meaning ascribed to it in Section III.z.

“Danskammer Facility Lease” means the Facility Lease Agreement dated as of May 8, 2001, between Danskammer OL, LLC, as Owner Lessor, and Dynegy Danskammer, as Facility Lessee, pertaining to Units 3 and 4 of the Danskammer Power Station in Newburgh, New York.

“Danskammer Lease Documents” means (a) the Participation Agreement, dated as of May 1, 2001 (the “Danskammer Participation Agreement”), among Dynegy Danskammer, Danskammer OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Danskammer OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee, and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Danskammer Facility Lease, and (c) the other “Operative Documents” as defined in Appendix A to the Danskammer Participation Agreement.

“Danskammer Participation Agreement” has the meaning ascribed to it in the definition of “Danskammer Lease Documents.”

“DCH Membership Interests” has the meaning ascribed to it in Section II.a.

“Debtors” has the meaning ascribed to it in the Preamble.

“DGIN” has the meaning ascribed to it in the Preamble.

“DH” has the meaning ascribed to it in the Preamble.

“DH Note” has the meaning ascribed to it in the Recitals.

“DH Released Parties” has the meaning ascribed to it in Section II.i.

“DH Releasing Parties” has the meaning ascribed to it in Section II.h.

“DIP Credit Facility” has the meaning ascribed to it in Section II.d.

“Disclosure Certificate” has the meaning ascribed to it in Section III.c.

“DNE” has the meaning ascribed to it in the Preamble.

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“Dynegy” has the meaning ascribed to it in the Preamble.

“Dynegy Administrative Claim” has the meaning ascribed to it in Section II.a.

“Dynegy and Debtor Releasing Parties” has the meaning ascribed to it in Section II.j.

“Dynegy CoalCo” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Dynegy Coal Holdco” has the meaning ascribed to it in the Preamble.

“Dynegy Danskammer” has the meaning ascribed to it in the Preamble.

“Dynegy Entity Joinder” means the Joinder Agreement, in the form attached hereto as Annex B.

“Dynegy GasCo” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Dynegy Released Parties” has the meaning ascribed to it in Section II.h.

“Dynegy Releasing Parties” has the meaning ascribed to it in Section II.k.

“Dynegy Roseton” has the meaning ascribed to it in the Preamble.

“Equity Interests” means all shares of capital stock, beneficial, partnership or membership interests, participations or other equivalents of a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, and including all warrants, options, securities or other instruments convertible into or exchangeable for any of the foregoing, or other rights to purchase any of the foregoing.

“Examiner” has the meaning ascribed to it in the Recitals.

“Examiner Order” has the meaning ascribed to it in the Recitals.

“Examiner Report” has the meaning ascribed to it in the Recitals.

“Existing Plan” means the proposed Second Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc., filed with the Bankruptcy Court on March 5, 2012 [Dkt. No. 473].

“Facilities” has the meaning ascribed to it in Section II.d.

“Facility Leases” means, collectively, the Danskammer Facility Lease and the Roseton Facility Lease.

“FERC” has the meaning ascribed to it in Section II.d.

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“GasCo Credit Facility” has the meaning ascribed to it in the definition of “Prepetition Restructurings.”

“Guaranty Claim” has the meaning ascribed to it in Section II.d.

“GUC Carveout” has the meaning ascribed to in Section II.d.

“Hudson” has the meaning ascribed to it in the Preamble.

“Intercompany Receivable” means the affiliate receivable balance that has been recorded and adjusted over time and held by DH from Dynegy, and which has historically been classified within equity by DH, as described in Note 15 of DH’s consolidated financial statements for the period from November 8, 2011 through December 31, 2011 included in Dynegy’s Annual Report on Form 10-K filed with the Securities & Exchange Commission on March 8, 2012.

“Lease Administrative Claims” has the meaning ascribed to it in Section II.d.

“Lease Certificate Holders” means the holders of the Lease Certificates.

“Lease Certificates” means those certain pass-through trust certificates evidencing fractional undivided interests in the pass through trust established pursuant to the Pass Through Trust Agreement and which, among other things, holds the outstanding notes issued by Roseton OL LLC and Danskammer OL LLC, as owner lessors, under the Lease Indentures.

“Lease Documents” means the Danskammer Lease Documents and the Roseton Lease Documents.

“Lease Guarantees” means, collectively, (i) that certain Guaranty, dated as of May 1, 2001, made by DH, as Guarantor, with respect to the Danskammer Facility Lease, and (ii) that certain Guaranty, dated as of May 1, 2001, made by DH, as Guarantor, with respect to the Roseton Facility Lease.

“Lease Indenture Trustee Litigation” has the meaning ascribed to it in the Recitals.

“Lease Indentures” means the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Roseton Units 1 and 2, dated as of May 8, 2001, and the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Danskammer Units 3 and 4, dated as of May 8, 2001.

“Lease Trustee” has the meaning ascribed to it in the Preamble.

“Lessor Claims” has the meaning ascribed to it in Section II.d.

“Lessor Recovery Cap” has the meaning ascribed to it in Section II.d.

“Majority of the Consenting Senior Noteholders” means the Consenting Senior Noteholders (i) holding a majority of the aggregate principal amount of Senior Notes held by all

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Consenting Senior Noteholders and (ii) constituting not less than two of the Consenting Senior Noteholders.

“Membership Interest Purchase Agreement” has the meaning ascribed to it in the Recitals.

“Motion to Dismiss” has the meaning ascribed to it in the Recitals.

“Noteholder Litigation” has the meaning ascribed to it in the Recitals.

“Noteholder RSA” means that certain Restructuring Support Agreement, dated November 7, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein), as amended from time to time thereto, and as amended and restated by that certain Amended and Restated Restructuring Support Agreement, dated December 26, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein).

“NYPSC” has the meaning ascribed to in Section II.d.

“Party” or “Parties” have the meanings ascribed to them in the Preamble.

“Pass Through Trust Agreement” means the Roseton-Danskammer 2001-Series B Pass Through Trust Agreement, dated as of May 1, 2001.

“Petition Date” has the meaning ascribed to it in the Recitals.

“Plan Effective Date” means the date on which all conditions to consummation of the Conforming Plan have been satisfied (or waived, to the extent such conditions can be waived pursuant to the terms of the Conforming Plan) and the Conforming Plan becomes effective.

“Plan Support Agreement” has the meaning ascribed to it in the Recitals.

“Prepetition Litigation” has the meaning ascribed to it in the Recitals.

“Prepetition Restructurings” means the prepetition transactions involving Dynegy and certain of its direct and indirect subsidiaries pursuant to which, among other things:  (a)  Dynegy and certain of its direct and indirect subsidiaries completed an internal reorganization which eliminated their regional organizational structure and created separate coal-fueled power generation and gas-fueled power generation units whereby (i) substantially all of Dynegy’s indirectly owned coal-fired power generation facilities were held by its indirect subsidiary Dynegy Midwest Generation, LLC (“Dynegy CoalCo”), (ii) substantially all of Dynegy’s indirectly owned natural gas-fueled power generation facilities were held by its indirect subsidiary Dynegy Power, LLC (“Dynegy GasCo”), and (iii) all of Dynegy’s indirect ownership interests of DNE were held by DH (formerly, Dynegy Holdings Inc.); (b) Dynegy GasCo and its parent Dynegy Gas Investments Holdings, LLC, each non-Debtor subsidiaries of DH, entered into a $1.1 billion, five-year senior secured term loan facility (the “GasCo Credit Facility”), and Dynegy CoalCo and its parent Dynegy Coal Investments Holdings, LLC, each non-Debtor subsidiaries of DH, entered into a $600 million, five-year senior secured term loan facility (the “CoalCo Credit Facility”), and in each case applied the proceeds from such credit agreements as

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permitted by such agreements, including to repay the outstanding indebtedness under DH’s existing senior secured credit agreement; and (c) Dynegy entered into the Membership Interest Purchase Agreement, in exchange for an undertaking by Dynegy to make certain specified payments to DGIN over time, DGIN subsequently assigned its right to receive payments under such undertaking to DH in exchange for the DH Note, and Dynegy and DH entered into the Undertaking Agreement.

“PSEG Entities” has the meaning ascribed to it in the Preamble.

“PSEG Litigation” has the meaning ascribed to it in the Recitals.

“PSEG Settlement” has the meaning ascribed to it in the Recitals.

“PSEG Stipulated Order” has the meaning ascribed to it in the Recitals.

“RCM” has the meaning ascribed to it in the Preamble.

“Rejection Motion” has the meaning ascribed to it in the Recitals.

“R&D Claims” has the meaning ascribed to it in Section II.d.

“Roseton Facility Lease” means the Facility Lease Agreement, dated as of May 8, 2001, between Roseton OL LLC, as Owner Lessor, and Dynegy Roseton, as Facility Lessee, pertaining to Units 1 and 2 of the Roseton Power Station in Newburgh, New York.

“Roseton Lease Documents” means, collectively, (a) the Participation Agreement, dated as of May 1, 2001 (the “Roseton Participation Agreement”), among Dynegy Roseton, Roseton OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Roseton OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Roseton Facility Lease, and (c) the other “Operative Documents” as defined in Appendix A to the Roseton Participation Agreement.

“Roseton Participation Agreement” has the meaning ascribed to it in the definition of “Roseton Lease Documents.”

“Senior Notes” means the 8.750% Senior Notes due 2012, the 7.50% Senior Unsecured Notes due 2015, the 8.375% Senior Unsecured Notes due 2016, the 7.125% Senior Debentures due 2018, the 7.75% Senior Unsecured Notes due 2019, and the 7.625% Senior Debentures due 2026, in each case issued by DH under the Senior Notes Indenture.

“Senior Notes Indenture” means that certain Indenture, dated as of September 26, 1996, restated as of March 23, 1998, and amended and restated as of March 14, 2001, between DH (f/k/a Dynegy Holdings Inc.) and Bank One Trust Company, National Association, as Trustee (as amended, restated and supplemented through the Petition Date).

“Settlement Agreement” has the meaning ascribed to it in the Preamble.

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“Settlement Approval Motion” has the meaning ascribed to it in Section III.b.

“Settlement Effective Date” has the meaning ascribed to it in Section III.a.

“Settling Claimant Fee Recipients” has the meaning ascribed to it in Section II.e.

“Settling Claimant Released Parties” has the meaning ascribed to it in Section II.j.

“Settling Claimant Releasing Parties” has the meaning ascribed to it in Section II.i.

“Settling Claimants” has the meaning ascribed to it in the Preamble.

“Surviving Entity” has the meaning ascribed to it in the Plan Support Agreement.

“TIA Claim” has the meaning ascribed to it in the Recitals.

“Undertaking Agreement” has the meaning ascribed to it in the Recitals.

“Warrant Agreement” means that certain Warrant Agreement, to be dated as of the Plan Effective Date, governing the Warrants, which shall be in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, and the Lease Trustee.

“Warrants” means the warrants to be issued pursuant to the Warrant Agreement entitling holders thereof to purchase an aggregate of 13.5% of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date (subject to dilution by any options, restricted stock or other equity interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates), for an exercise price determined based on a net equity value of the Surviving Entity of $4 billion (assuming that the Conforming Plan provides for a cash payment to unsecured creditors of DH of no less than $200 million), and containing customary anti-dilution adjustments.

II.            Settlement Terms

a.             The Transfer of the DCH Membership Interests.

(i)            On the Settlement Effective Date, Dynegy shall assign, transfer and deliver or cause to be assigned, transferred and delivered (as a capital contribution or otherwise) to DH or DGIN (as determined by Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee) and DH or DGIN, as applicable, shall receive from Dynegy, 100% of the outstanding Equity Interests of Dynegy Coal Holdco (the “DCH Membership Interests”), free and clear of all liens.  Upon consummation of the receipt and assignment, transfer and delivery of the DCH Membership Interests as provided above, DH shall own, directly or indirectly, all of the DCH Membership Interests.

(ii)           In full consideration for the receipt by DH or DGIN, as applicable, of the DCH Membership Interests from Dynegy (and Dynegy’s agreements contained in

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Section 2 of the Plan Support Agreement), (a) Dynegy shall have an allowed administrative claim pursuant to sections 503(b) and 507(a) of the Bankruptcy Code in an unliquidated amount against DH in the Chapter 11 Cases (the “Dynegy Administrative Claim”), (b) the Prepetition Litigation and the Adversary Proceeding shall be dismissed with prejudice pursuant to Sections f. and g. hereof, and (c) the Parties shall issue and receive the releases set forth in Sections II.h., i., j., and k. hereof.  The Parties hereby agree as among themselves that the Dynegy Administrative Claim shall be satisfied in full under the Conforming Plan by the following consideration: (1) newly issued common shares of the Surviving Entity equal to one percent (1%) of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date, subject to dilution by the Warrants and any options, restricted stock or other Equity Interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates, (2) the Warrants (clauses (1) and (2) together, the “Equity Consideration”) and (3) the Dynegy Released Parties being released as described in Section 2 of the Plan Support Agreement.  If the Conforming Plan is not confirmed, then the amount of the Dynegy Administrative Claim may, to the extent not agreed upon by the Parties and the Creditors’ Committee, at the request of any of the Parties be determined by an arbitration proceeding (which arbitration proceeding shall (I) unless otherwise specified herein, be conducted pursuant to the rules of the American Arbitration Association, (II) include the Parties and the Creditors’ Committee, (III) be heard not later than thirty (30) days from the date any Party requests such arbitration proceeding, and (IV) be decided not later than forty-five (45) days from the date any Party requests such arbitration proceeding), such amount to be equal to the value of the Equity Consideration as if the Conforming Plan had been confirmed, but in any event, not less than $70 million nor more than $130 million, which amount shall be entitled to payment in cash in full on the effective date of any plan for DH, unless otherwise agreed by Dynegy; provided that if the Conforming Plan is not confirmed because (1) Dynegy breached the Plan Support Agreement, Dynegy terminated its obligations under the Plan Support Agreement pursuant to Section 12(b)a. through f. thereof, or any Party terminates the Plan Support Agreement pursuant to Section 12(b)g. or h. thereof or (2) Dynegy and DH are unable to be combined other than as a result of any action or any inaction on the part of DH, then (x) the determination of the amount of the Dynegy Administrative Claim shall take into account (and shall be reduced in respect of) any value lost by DH as a result of the failure of Dynegy and DH to be combined and (y) the Dynegy Administrative Claim (as reduced) may be satisfied with plan securities (including the Equity Consideration with any necessary adjustments) or other non-cash consideration of equivalent value as determined by the Bankruptcy Court in connection with confirmation of any DH plan.  After the Conforming Plan is confirmed, prior to the Combination, Dynegy shall assign or otherwise transfer the Dynegy Administrative Claim (x) to a trust established to hold and distribute the proceeds of the Dynegy Administrative Claim or (y) in some other efficient manner determined by Dynegy, in each case for the benefit of the holders of Dynegy’s common stock.  For the avoidance of doubt, nothing contained herein shall constitute Bankruptcy Court approval of the proposed treatment of the Dynegy Administrative Claim for purposes of section 1129 of the Bankruptcy Code, which shall remain subject to further order of the Bankruptcy Court.

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b.             Termination of the Undertaking Agreement and the DH Note.  Upon the occurrence of the Settlement Effective Date, the Undertaking Agreement and the DH Note shall each be terminated and there shall be no further obligations thereunder.

c.             Transfer of Cash; Undertaking Agreement Payments.

(i)            As of the date hereof, on an unconsolidated basis, Dynegy holds cash and cash equivalents in the amount of $17.2 million and, from and after the date hereof, each of Dynegy and Dynegy Coal Holdco agrees that it will not transfer, directly or indirectly, any cash or other assets from Dynegy Coal Holdco or its subsidiaries to Dynegy; provided, that Dynegy Coal Holdco and its subsidiaries shall, (x) subject to any restrictions contained in the CoalCo Credit Facility, be permitted to transfer to Dynegy, on or prior to the Settlement Effective Date, the amounts required to (1) make any payments (or to reimburse Dynegy for any payments under this clause (1) from Dynegy cash not upstreamed from Dynegy Coal Holdco or its subsidiaries) required under Section II.e. of this Settlement Agreement, (2) to make payments of expenses of Dynegy related to the Chapter 11 Cases and the Conforming Plan, and (3) pay the fees and expenses of its professionals and advisors; provided, that such professional fees and expenses shall not exceed a reasonable estimate thereof to be provided to Dynegy (with copies to the other Parties and the Creditors’ Committee) no later than five (5) Business Days prior to the Settlement Effective Date and (y) continue to be permitted to make payments to Dynegy in the ordinary course required to be made pursuant to those certain cash management agreements, energy management agreements, service agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings in August 2011, so long as such amounts are either transferred by Dynegy to Dynegy Administrative Services Company for purposes of facilitating payments or reimbursements under such agreements or used by Dynegy in accordance with any such tax sharing agreement.

(ii)           From and after the date hereof, the Undertaking Agreement is hereby amended such that any payments owing from Dynegy to DH under the Undertaking Agreement shall instead be made directly by Dynegy Coal Holdco on behalf of Dynegy.  The Undertaking Agreement is not otherwise amended by this Section II.c.(ii).  The Parties hereto hereby acknowledge and agree to this amendment to the Undertaking Agreement.

d.             Lease Claims.

(i)            Allowed Claims.  The Lease Trustee, as indenture trustee for the Lease Certificate Holders, will be granted the following allowed claims in the Chapter 11 Cases (subject to the limitations set forth below):  (1) a senior unsecured claim equal to $540,000,000 against DH on account of all claims arising under or relating to the Lease Guarantees or otherwise under any of the other Lease Documents (the “Guaranty Claim”); (2) an unsecured claim equal to $454,717,690 against Dynegy Roseton on account of all claims arising under or relating to the Roseton Facility and Roseton Lease Documents; (3) an unsecured claim equal to $85,282,310 against Dynegy Danskammer on account of all claims arising under or relating to the Danskammer facility and

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Danskammer Lease Documents (the claims set forth in the preceding clauses (2) and (3), the “R&D Claims”); (4) an administrative expense claim against Dynegy Roseton on account of postpetition accrued rent, plus additional amounts that may accrue thereafter pursuant to the Roseton Lease Documents (equal to $42,176,760); and (5) an administrative expense claim against Dynegy Danskammer on account of postpetition accrued rent, plus additional amounts that may accrue thereafter pursuant to the Danskammer Lease Documents (equal to $3,154,179) (the claims set forth in the preceding clauses (4) and (5), the “Lease Administrative Claims,” and together with the claims set forth in the preceding clauses (1), (2) and (3), the “Lessor Claims”).  Other than any claims for trustee and professional fees in the Chapter 11 Cases as described herein or in the Plan Support Agreement, under no circumstances will the Lease Trustee or the Lease Certificate Holders be entitled to any administrative claims against DH, and the only claims of the Lease Trustee or the Lease Certificate Holders to be allowed as against DH shall be the Guaranty Claim.

(ii)           Lessor Recovery Cap.  The aggregate recovery of the Lease Trustee and the Lease Certificate Holders (exclusive of the amounts received on account of trustee and professional fees and expenses) on the Lessor Claims shall be capped at $571,507,840 (the “Lessor Recovery Cap”).  If the Lease Trustee receives aggregate distributions on account of the Lessor Claims or as proceeds from the sale of the Facilities described in Section II.d.(iv) below in excess of the Lessor Recovery Cap, the Lease Trustee shall immediately turn over any such excess distributions received by the Lease Trustee to DH for distribution to the other holders of Allowed General Unsecured Claims against DH pursuant to the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH); provided, that the Lease Trustee (on behalf of itself and the Lease Certificate Holders) shall disclaim any right to a distribution of any amounts turned over to DH pursuant to this subsection (ii) in its capacity as a general unsecured creditor of DH, and shall turn over any such distribution it receives to DH for distribution to the other creditors of DH in accordance with the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH).  For the purpose of this subsection (ii), the value of any securities distributed in respect of the Lessor Claims shall be determined based on (a) a net equity value of Dynegy of $2,825,000,000, being the midpoint of the equity valuation of Dynegy prepared by Lazard Frères & Co. LLC and filed as Exhibit F to the disclosure statement for the Existing Plan filed on March 6, 2012 [Dkt. No. 472], if such securities are issued by the Surviving Entity; and (b) the mid-point enterprise valuation of Dynegy Roseton or Dynegy Danskammer, as applicable, to the extent set forth in any approved disclosure statement and/or confirmed plan of reorganization or liquidation for such entities, if such securities are issued by Dynegy Danskammer or Dynegy Roseton.

(iii)          Sale of Roseton and Danskammer Facilities.  The Debtors, with the cooperation of the PSEG Entities (which cooperation shall include, without limitation, taking any and all actions necessary to effect a transfer of title in connection with any sale), shall use their commercially reasonable efforts to sell the Roseton and Danskammer power generation facilities (including all of the power generation units and other structures and equipment, the related land and all other assets related to the

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operation thereof) (all such assets together, the “Facilities”), including all of the Debtors’ and the PSEG Entities’ interests in the Facilities, as soon as reasonably practicable; provided, that neither the Debtors nor the PSEG Entities shall execute a binding sale agreement or related ancillary agreements with respect to the Facilities (or any portion thereof) without the prior written consent of the Lease Trustee and the Creditors’ Committee (if in existence) and without prior consultation with the Consenting Senior Noteholders, which consent and consultation shall not be unreasonably withheld, delayed, or conditioned.  The terms of any sale process shall be mutually agreed upon among the Debtors, the Creditors’ Committee (if in existence), RCM and the Lease Trustee, shall be contingent on receipt of all required regulatory approvals, and shall include the following:

1.                                       in any sale of the PSEG Entities’ interests in the Roseton Facility together with the Debtors’ interests in such Facility, the consideration to be attributed to the PSEG Entities’ interests shall equal the product of the percentage of PSEG Entities’ interests in such Facility (based on the value of the PSEG Entities’ interests in such Facility) and the total consideration for such Facility; provided, that the percentages of the PSEG Entities’ and the Debtors’ respective interests in such Facility shall be determined by and among the Debtors, the PSEG Entities, the Creditors’ Committee and the Lease Trustee, in consultation with the Consenting Senior Noteholders, based on the values of the Debtors’ and the PSEG Entities’ respective interests in such Facility, and in the event of any dispute, the Bankruptcy Court shall have jurisdiction to resolve such dispute;

2.                                       in any sale of the PSEG Entities’ interests in the Danskammer Facility together with the Debtors’ interests in such Facility, the consideration to be attributed to the PSEG Entities’ interests shall equal the product of the percentage of PSEG Entities’ interests in such Facility (based on the value of the PSEG Entities’ interests in such Facility) and the total consideration for such Facility; provided, that the percentages of the PSEG Entities’ and the Debtors’ respective interests in such Facility shall be determined by and among the Debtors, the PSEG Entities, the Creditors’ Committee and the Lease Trustee, in consultation with the Consenting Senior Noteholders, based on the values of the Debtors’ and the PSEG Entities’ respective interests in such Facility, and in the event of any dispute, the Bankruptcy Court shall have jurisdiction to resolve such dispute; and

3.                                       in any sale of the Roseton facility together with the Danskammer Facility, the portion of consideration to be attributed to the Roseton Facility and the portion of consideration to be attributed to the Danskammer Facility, with the consideration attributable to the PSEG Entities for each such Facility to be determined as set forth in clauses 1 and 2 immediately above, and with the Bankruptcy Court having jurisdiction to resolve any allocation dispute.

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The Debtors, the Lease Trustee and the PSEG Entities agree to cooperate with one another with respect to obtaining all necessary regulatory approvals, including, without limitation, from the Federal Energy Regulatory Commission (“FERC”) and the New York Public Service Commission (“NYPSC”), for the transfer of ownership and operation of the Facilities in connection with any sale of the Facilities, including the making of joint or coordinated filings with FERC, the NYPSC, or any other regulatory body so as to ensure that all necessary regulatory approvals are obtained on a timely basis.

For the avoidance of doubt, no other transactions and no actions, obligations or rights of any of the Parties under this Agreement (including, without limitation, in respect of the transfer of the DCH Membership Interests, the termination of the Undertaking Agreement and DH Note, the dismissal of the Prepetition Litigation and the Adversary Proceeding, and the releases set forth in Sections II.h., II.i., II.j. and II.k. hereof) are or shall be conditioned upon the consummation of the proposed sale of the Facilities pursuant to this Section II.d.(iii).

(iv)          Distribution of Proceeds from a Sale of the Facilities.  Any proceeds from a sale of any Facilities (or portion thereof) shall be distributed as follows:

1.                                       First, to the Debtors, to pay any and all reasonable and documented out-of-pocket fees and expenses incurred by the Debtors in connection with such sale; and

2.                                       Second, (a) that portion of the remaining proceeds attributable to the Debtors’ interests in the sold property to those Debtors holding such interests for distribution to their creditors (including, without limitation, to DH to repay any and all outstanding amounts owed to DH by Dynegy Danskammer and Dynegy Roseton pursuant to that certain Intercompany Revolving Loan Agreement by and among the borrower Debtors party thereto and DH, dated as of November 15, 2011, as amended (the “DIP Credit Facility”)); provided, that all such proceeds to be distributed to the Lease Trustee on account of the Lease Administrative Claims and/or the R&D Claims shall be in full and final satisfaction of such claims, but shall instead be distributed as follows:  first, to the other holders of allowed general unsecured claims against Dynegy Danskammer and Dynegy Roseton in an amount not to exceed $500,000 (the “GUC Carveout”), and second, to the Lease Trustee or DH in accordance with subclause (b) of this paragraph; and (b) that portion of the remaining proceeds attributable to the PSEG Entities’ interests in the sold property as follows:

A.                                   50% solely to the Lease Trustee; and

B.                                     50% to DH, to be distributed to holders of Allowed General Unsecured Claims against DH pursuant to the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH); provided, that the Lease Trustee (on

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behalf of itself and the Lease Certificate Holders) shall disclaim any right to a distribution of the amounts paid to DH pursuant to this Section II.d.(iv) in its capacity as a creditor of DH, and shall turn over any such distribution it receives to DH for distribution to the other creditors of DH pursuant to the Conforming Plan (or any other chapter 11 plan which is ultimately confirmed for DH).

Any distributions made to the Lease Trustee pursuant to Section II.d. of this Settlement Agreement shall be subject to, and shall be taken into account when determining, in all respects, the Lessor Recovery Cap.  For the avoidance of doubt, it is understood that in determining the amounts subject to the Lessor Recovery Cap, only proceeds of a Facilities sale received by the Lease Trustee for the benefit of the Lease Certificate Holders shall be included, and that any amounts that the Lease Trustee turns over to DH pursuant to Section II.d.(iv), clause second, of this Settlement Agreement shall not be taken into account in calculating the Lessor Recovery Cap.

(v)           Distribution Mechanics.  The means by which any proceeds from a sale of the Facilities (or portions thereof) are to be distributed pursuant to the waterfall set forth in Section II.d.(iv) above shall be determined by the Parties and the Creditors’ Committee and may include, among other things, distributions pursuant to a confirmed chapter 11 plan for Dynegy Roseton and Dynegy Danskammer.

e.             Fees and Expenses.  (i) On the Settlement Effective Date, Dynegy shall pay in cash all reasonable and documented prepetition and postpetition fees and expenses accrued through the Settlement Effective Date of (1) the Lease Trustee, as successor lease indenture trustee and successor pass through trustee and its professionals and advisors (to the extent not previously paid by Dynegy pursuant to subsection (iii) below), (2) the Ad Hoc Senior Noteholder Committee and its professionals and advisors, (3) the other Consenting Senior Noteholders and their respective professionals and advisors, and (4) the PSEG Entities and its professionals and advisors (all of the entities in subclauses (1), (2), (3) and (4), the “Settling Claimant Fee Recipients”) after any such entity provides a customary summary invoice describing such fees and expenses (which invoice may be redacted to protect privileged or confidential information) to Dynegy, with copies to DH and the Creditors’ Committee; (ii) after the Settlement Effective Date, Dynegy shall pay, on a monthly basis, all of the reasonable and documented fees and expenses accrued on and after the Settlement Effective Date of the Settling Claimant Fee Recipients through the Plan Effective Date, in each case within fifteen (15) Business Days after any such entity provides a customary summary invoice describing such fees and expenses (which invoice may be redacted to protect privileged or confidential information) to Dynegy, with copies to DH and the Creditors’ Committee; provided, that no later than five (5) Business Days prior to the Settlement Effective Date, each of the Settling Claimant Fee Recipients shall provide Dynegy with a schedule of (A) the amount of such fees and expenses incurred through the Settlement Effective Date and (B) an estimate of the aggregate amount of such additional fees and expenses it is anticipated to incur through the Plan Effective Date and a schedule of the professionals and advisors to whom such payments should be made and the relevant amounts, and Dynegy shall not be obligated to pay any fees and expenses referred to in (A) and (B)

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incurred in excess of the aggregate amount of such estimated fees and expenses; and (iii) within two (2) Business Days after the execution and delivery of this Settlement Agreement, Dynegy shall pay to the Lease Trustee and its professionals and advisors their respective reasonable and documented fees and expenses through the date hereof, pursuant to the instructions and customary summary invoices describing such fees and expenses (which invoices may be redacted to protect privileged or confidential information) provided to Dynegy, DH and the Creditors’ Committee by the Lease Trustee on or prior to the date hereof.  In the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code at any time prior to the Plan Effective Date, any obligations it may have under this Section II.e. shall be subject to Bankruptcy Court approval in connection with the assumption of this Settlement Agreement as specified in Section III.x. of this Settlement Agreement.

f.              Dismissal of Adversary Proceeding.  On the Settlement Effective Date, the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer shall file a stipulation of dismissal, irrevocably and unconditionally dismissing the Adversary Proceeding with prejudice as to all parties and all claims and without costs to any party.  For the avoidance of doubt, the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer shall take all actions necessary to stay the Adversary Proceeding (and toll all pending dates in the Adversary Proceeding) pending the occurrence of the Settlement Effective Date or any prior termination of this Settlement Agreement.

g.             Dismissal of Prepetition Litigation.  On the Settlement Effective Date, (a) counsel to each of the Settling Claimants who are plaintiffs and counsel to the named defendants in (i) the Noteholder Litigation and (ii) the Lease Indenture Trustee Litigation, respectively, shall file a stipulation of dismissal irrevocably and unconditionally dismissing such Prepetition Litigation with prejudice as to all parties and all claims and without costs to any party; and (b) each of the Settling Claimants who are plaintiffs in the PSEG Litigation shall file and serve a notice of discontinuance irrevocably and unconditionally dismissing the PSEG Litigation with prejudice as to all parties and all claims and without costs to any party.

h.             Release by the Debtors, DGIN and Dynegy Coal Holdco of Dynegy Released Parties.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, each of the Debtors, DGIN, Dynegy Coal Holdco and each of their direct and indirect non-Debtor subsidiaries party hereto or to the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “DH Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges Dynegy and its present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “Dynegy Released Parties”), of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the DH Releasing Parties ever had, now has, or hereinafter can, shall or

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may have, against any of the Dynegy Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents or the Intercompany Receivable, including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy or the Undertaking Agreement; provided, that the foregoing release shall not include, among other matters outside the scope of such release, (x) the obligations owed to DH under the DIP Credit Facility by any Dynegy Released Party who is a borrower under the DIP Credit Facility, or (y) the obligations owed to any DH Releasing Party pursuant to any intercompany agreement entered into between any DH Releasing Party and any Dynegy Released Party in the ordinary course of business (with the exception of the Undertaking Agreement and the Intercompany Receivable (to the extent applicable), which shall be released in accordance with the provisions hereof), and pursuant to those certain cash management agreements, energy management agreements, service agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings entered into in August 2011 or the CoalCo Credit Facility, the GasCo Credit Facility and any guarantees or security provided thereunder.  The DH Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

i.              Releases by Settling Claimants of DH Released Parties, Dynegy Released Parties and other Settling Claimants.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, each of the Settling Claimants, for itself, its direct and indirect subsidiaries, affiliates, predecessors, successors and assigns (collectively, the “Settling Claimant Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges (i) the Dynegy Released Parties, (ii) DH and its affiliates and its and their present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “DH Released Parties”), and (iii) the other Settling Claimant Released Parties (defined below) of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands

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whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the Settling Claimant Releasing Parties ever had, now has, or hereinafter can, shall or may have, against any of the Dynegy Released Parties, the DH Released Parties or the other Settling Claimant Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date, solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents or the Intercompany Receivable, including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy; provided, that nothing in this Settlement Agreement shall release the Settling Claimants’ respective rights under this Settlement Agreement, including the right (x) to receive payment or distribution, if any, on account of the Lessor Claims (subject to the Lessor Recovery Cap), the Allowed Senior Notes Claim and the TIA Claim in favor of RCM previously allowed against DH in the Chapter 11 Cases pursuant to the PSEG Settlement as approved by the PSEG Stipulated Order and (y) to receive payment of (or assert claims for) fees and expenses as set forth in Section II.e hereof.  The Settling Claimant Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

j.              Releases by Dynegy, DGIN, Dynegy Coal Holdco and the Debtors of Settling Claimant Released Parties.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, Dynegy, DGIN, Dynegy Coal Holdco and each of the Debtors, and in each case, its direct and indirect non-Debtor subsidiaries party hereto or to the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “Dynegy and Debtor Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges each Settling Claimant and each Consenting Lease Certificate Holder and, in each case, its affiliates and its and their present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “Settling Claimant Released Parties”), of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the Dynegy and Debtor Releasing Parties ever had, now has, or hereinafter can, shall or may have,

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against any of the Settling Claimant Released Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date, solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding or the Lease Documents including, without limitation, any claims that have been or could have been brought in connection with the transfer of the DCH Membership Interests to Dynegy.  The Dynegy and Debtor Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

k.            Release by Dynegy of DH Released Parties.  Effective upon the occurrence of the Settlement Effective Date, except for the obligations set forth in this Settlement Agreement, Dynegy and each of its direct and indirect non-Debtor subsidiaries party hereto or to the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “Dynegy Releasing Parties”) voluntarily and knowingly, unconditionally and absolutely waives, remises, releases, settles, acquits, satisfies and forever discharges the DH Releasing Parties, of and from all, manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, controversies, damages, charges, judgments, executions, claims and demands whatsoever, in law or in equity, whether known or unknown, asserted or unasserted, suspected or claimed, which any of the Dynegy Releasing Parties ever had, now has, or hereinafter can, shall or may have, against any of the DH Releasing Parties for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world through the Settlement Effective Date solely to the extent relating to or arising from disputes with respect to the matters investigated by the Examiner (including, the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents or the Intercompany Receivable, including, without limitation, any claims that have been or could have been brought in connection with the transfer of Dynegy Coal Holdco to Dynegy or the Undertaking Agreement; provided, that the foregoing release shall not include, among other matters outside the scope of such release, the obligations owed to any Dynegy Releasing Party pursuant to any intercompany agreement entered into between any Dynegy Releasing Party and any DH Releasing Party in the ordinary course of business (with the exception of the Undertaking Agreement and the Intercompany Receivable (to the extent applicable), which shall be released in accordance with the provisions hereof), and pursuant to those certain cash management agreements, energy management agreements, service agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings entered into in August 2011 or the CoalCo Credit Facility, the GasCo Credit Facility and any guarantees or security provided thereunder.  The

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Dynegy Releasing Parties shall also be deemed to knowingly and voluntarily waive and relinquish any and all provisions, rights and benefits conferred by any law of the United States or any state or territory of the United States, or principle of common law, which governs or limits a person’s release of unknown claims, comparable or equivalent to California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

III.                                 Miscellaneous Provisions

a.     Effectiveness of Settlement Agreement.  This Settlement Agreement shall become effective on the second Business Day following satisfaction of each of the following conditions: (i) each of the Parties shall have executed and delivered signed copies of this Settlement Agreement; (ii) the Dynegy Entity Joinder shall have been executed by each of the parties thereto; and (iii) the Approval Order, in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, the Lease Trustee and RCM, shall have been entered by the Bankruptcy Court, be in full force and effect and not stayed, reversed, vacated or amended; or on such other date as Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, the Lease Trustee, and RCM mutually agree, including as a result of any waiver of the foregoing conditions (the “Settlement Effective Date”); provided, that Section I., II.c., subsection (iii) of Section II.e., the last sentence of Section II.f., and Section III (other than Section III.c.) of this Settlement Agreement shall become effective immediately upon execution and delivery of this Settlement Agreement by all Parties.

b.     Settlement Approval Motion.  Within one (1) Business Day after the date of execution by all Parties to this Settlement Agreement, the Debtors shall file a motion (the “Settlement Approval Motion”) with the Bankruptcy Court seeking approval of this Settlement Agreement pursuant to Rule 9019(a) of the Bankruptcy Rules, together with appropriate supporting declaration(s) which may be filed thereafter.  The form of Settlement Approval Motion which has been agreed to by the Parties and the Creditors’ Committee is attached hereto as Annex C and incorporated herein by reference.

c.     Representations of the Parties.

(i)            The Settling Claimants’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Settling Claimant, severally but not jointly, represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

1.                                                               Authority. (i) The Settling Claimant is duly organized, validly existing and in good standing under the laws of the jurisdiction of

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its organization, and has all the requisite corporate, partnership or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which such Settling Claimant is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein; (ii) the execution, delivery and performance by the Settling Claimant of this Settlement Agreement and the other documents and instruments contemplated hereby to which such Settling Claimant is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of the Settling Claimant and no other action or proceedings on the part of the Settling Claimants are necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which such Settling Claimant is contemplated to be a party or any of the transactions contemplated herein or therein; and (iii) solely with respect to the Lease Trustee, it has been directed by Lease Certificate Holders holding not less than a majority of the fractional undivided interest evidenced by the Lease Certificates to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which the Lease Trustee is contemplated to be a party and, pursuant to Section 5.2 of each of the Lease Indentures and Sections 1.4 and 6.4 of the Pass Through Trust Agreement, such direction shall be binding on all Lease Certificate Holders.

2.                                                               Ownership.  Each Settling Claimant is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of a Claim (it being understood that the Lease Trustee is acting solely in its capacity as successor trustee) arising out of or relating to the Senior Notes, the Lease Certificates, the Lease Documents and/or other debt obligations owed by the Debtors.

3.                                                               Validity.  This Settlement Agreement has been duly executed and delivered by the Settling Claimant and constitutes the legal, valid and binding agreement of the Settling Claimant, enforceable against the Settling Claimant in accordance with its terms.

4.                                                               No Conflict.  The execution, delivery and performance by the Settling Claimant (when such performance is due) of this Settlement Agreement does not and shall not (i) subject to the

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actions, consents and filings referred to in clause 5 below, violate any provision of law, rule or regulation applicable to it or, in the case of an entity, any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it, or, where applicable, any of its subsidiaries is a party.

5.                                                               Authorization of Governmental Authorities and Creditors.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Settling Claimant pursuant to this Settlement Agreement; provided, that implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

6.                                                               No Reliance.  The Settling Claimant (i) is a sophisticated party with respect to the subject matter of this Settlement Agreement, (ii) has been represented and advised by legal counsel in connection with this Settlement Agreement, (iii) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (iv) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as the Settling Claimant has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that the Settling Claimant has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, and the Settling Claimant acknowledges that it has entered into this Settlement Agreement voluntarily and of its own choice and not under coercion or duress.

7.                                                               Title.  As of the date hereof, the Settling Claimant (other than the Lease Trustee, which is acting solely in its capacity as successor trustee) is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of the Claims in the aggregate principal amount set forth in the disclosure certificate which shall be provided to DH and Dynegy within three (3) Business Days of the execution of this Settlement Agreement (the “Disclosure Certificate”) (and in the case of a

24

nominee, it has due and proper authorization to act on behalf of, and to bind, the beneficial owner of such Claims); provided, that the information contained in the Disclosure Certificate shall be maintained as confidential by DH, Dynegy and their financial advisors and legal counsel, except to the extent otherwise required by law or any rule or regulation of any exchange or regulatory authority; and provided further that, subject to Section III.q. of this Settlement Agreement, DH and Dynegy may disclose the aggregate of all Claims held by the Settling Claimants.  Within one (1) Business Day of delivering the Disclosure Certificates to DH and Dynegy required by the preceding sentence, counsel to the Consenting Senior Noteholders and counsel to the Lease Trustee shall disclose the aggregate Claims against DH held by each Consenting Senior Noteholder and each Consenting Lease Certificate Holder, respectively, to counsel to the Creditors’ Committee, which shall maintain such information as confidential and on a professionals’ eyes only basis.  The Settling Claimant’s interest in the Claim is free and clear of any pledge, lien, security interest, charge, claim, equity, option, warrant, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that would adversely affect in any way the Settling Claimant’s performance of its obligations contained in this Settlement Agreement at the time such obligations are required to be performed.

ii.             Debtors’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each Debtor hereby represents, warrants and acknowledges, as of the Settlement Effective Date, as follows:

1.                                                               Authority.  Subject to Bankruptcy Court approval, (i) each of the Debtors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which the Debtors are contemplated to be parties and perform their obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which they are contemplated to be parties, and to consummate the transactions contemplated herein and therein, and to consummate the transactions contemplated herein and therein, and (ii) the execution, delivery and performance by such Debtors under this Settlement Agreement and the other documents and instruments contemplated hereby to which each such Debtor is contemplated to be a party and the consummation of the

25

transactions contemplated herein and therein, have been duly authorized by all necessary action on the part of such Debtor,  and no other actions or proceedings on the part of such Debtor are necessary to authorize and approve this Settlement Agreement or the other documents or instruments contemplated hereby to which such Debtor is contemplated to be a party or any of the transactions contemplated herein or therein.

2.                                                               Validity.  Subject to Bankruptcy Court approval, this Settlement Agreement has been duly executed and delivered by the Debtors and constitutes the legal, valid and binding agreement of the Debtors, enforceable against the Debtors in accordance with its terms.

3.                                                               No Conflict.  Subject to Bankruptcy Court approval, the execution, delivery and performance by the Debtors (when such performance is due) of this Settlement Agreement does not and shall not (i) subject to the actions, consents and filings referred to in clause 4 below, violate any provision of law, rule or regulation applicable to the Debtors or any of their subsidiaries or the Debtors’ or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

4.                                                               Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, and the approval of the Bankruptcy Court of the Debtors’ authority to enter into and implement this Settlement Agreement, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Debtors of this Settlement Agreement; provided that, implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

5.                                                               No Reliance.  Each of the Debtors (i) is a sophisticated party with respect to the matters that are the subject of this Settlement Agreement, (ii) has had the opportunity to be represented and advised by legal counsel in connection with this Settlement Agreement, (iii) has adequate information concerning the matters

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that are the subject of this Settlement Agreement, and (iv) has independently and without reliance upon any other Party hereto, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that the Debtors have relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which each of the Debtors enters, or as to which each Debtor acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

iii.            Representations and Warranties of Dynegy, DGIN and Dynegy Coal Holdco.  To induce each other Party to enter into and perform its obligations under this Settlement Agreement, each of Dynegy, DGIN and Dynegy Coal Holdco hereby represents, warrants and acknowledges, as of the Settlement Effective Date (except as otherwise expressly indicated below), as follows:

1.                                                               Authority.  (i) each of Dynegy, DGIN and Dynegy Coal Holdco is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Settlement Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein, and (ii) the execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco under this Settlement Agreement and the other documents and instruments contemplated hereby to which each of Dynegy, DGIN and Dynegy Coal Holdco is contemplated to be a party, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of Dynegy, DGIN and Dynegy Coal Holdco, and no other action or proceedings on the part of Dynegy, DGIN and Dynegy Coal Holdco are necessary to authorize and approve this Settlement Agreement or the other documents and instruments contemplated hereby to which Dynegy, DGIN and Dynegy Coal Holdco are contemplated to be parties or any of the transactions contemplated herein or therein;

2.                                                               Validity.  This Settlement Agreement has been duly executed and delivered by each of Dynegy, DGIN and Dynegy Coal Holdco and constitutes the legal, valid and binding agreement of each of

27

Dynegy, DGIN and Dynegy Coal Holdco, enforceable against Dynegy, DGIN and Dynegy Coal Holdco in accordance with its terms.

3.                                                               No Conflict.  The execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco (when such performance is due) of this Settlement Agreement does not and shall not (i) subject to the actions, consents and filings referred to in clause 4 below, violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

4.                                                               Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco of this Settlement Agreement.

5.                                                               No Reliance.  Each of Dynegy, DGIN and Dynegy Coal Holdco (i) is a sophisticated party with respect to the subject matter of this Settlement Agreement, (ii) has been represented and advised by legal counsel in connection with this Settlement Agreement, (iii) has adequate information concerning the matters that are the subject of this Settlement Agreement, and (iv) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Settlement Agreement, except that each of Dynegy, DGIN and Dynegy Coal Holdco has relied upon each other Party’s express representations, warranties and covenants in this Settlement Agreement, which it enters, and each of Dynegy, DGIN and Dynegy Coal Holdco acknowledges that it has entered into this Settlement Agreement voluntarily and of its own choice and not under coercion or duress.

6.                                                               Ownership of DCH Membership Interests.  Dynegy is the beneficial and record owner of the DCH Membership Interests and Dynegy’s transfer of the DCH Membership Interests in accordance

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with this Settlement Agreement shall transfer such DCH Membership Interests, directly or indirectly, to DH free and clear of any liens.

7.                                                               Assets.  From and after the Settlement Effective Date, Dynegy will not own any material assets or rights that are necessary for the operation of the business of DH and its subsidiaries as conducted prior to September 1, 2011, other than those related to corporate services (including, without limitation, treasury, employee benefits, legal, compliance, cash management and similar services) provided to DH in the ordinary course of business, the services of officers and employees, information technology and intellectual property, to the extent that such assets or rights were owned by entities other than Dynegy Coal Holdco and its subsidiaries prior to September 1, 2011.

d.             Termination.  This Settlement Agreement and the obligations of the Parties may be terminated by (i) mutual written agreement of Dynegy, DH, a Majority of the Consenting Senior Noteholders, the Lease Trustee, and RCM (after prior notice to and reasonable consultation with the Creditors’ Committee) or (ii) by any of (1) Dynegy, (2) DH, (3) a majority in number of the Consenting Senior Noteholders (for the avoidance of doubt, which shall not be calculated based on the principal amount of Senior Notes held by such Consenting Senior Noteholders) or (4) the Lease Trustee in the event the Settlement Effective Date shall not have occurred prior to June 29, 2012.  Any notice of termination given under clause (ii) hereof shall be effective immediately.

e.             Effect of Termination.  Upon termination of this Settlement Agreement in accordance with Section III.d. hereof, all obligations of the Parties under this Settlement Agreement shall terminate and shall be of no further force and effect; provided, that any claim for breach of this Settlement Agreement (i) occurring after the Settlement Effective Date or (ii) occurring after the date hereof in respect of a breach of any provision which is effective as of the date hereof pursuant to Section III.a. of this Settlement Agreement, shall survive termination and all rights and remedies with respect to such claim shall be neither waived nor prejudiced in any way by termination of this Settlement Agreement.

f.              Fiduciary Duties of Creditors’ Committee Members.  Notwithstanding anything to the contrary herein, if any Settling Claimant serves on the Creditors’ Committee, then the terms of this Settlement Agreement shall not be construed to limit such Settling Claimant’s exercise of fiduciary duties in its role as a member of the Creditors’ Committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of this Settlement Agreement; provided, that service as a member of the Creditors’ Committee shall not relieve such Settling Claimant in its non-committee capacity of its obligations under this Settlement Agreement.

g.             Acknowledgements.  Each Party acknowledges that (a) no securities of either Dynegy, DH or any of their affiliates are being offered or sold hereby and this Settlement Agreement neither constitutes an offer to sell nor a solicitation of an offer to buy any securities

29

of Dynegy or DH and (b) this Settlement Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of a plan of reorganization pursuant to section 1125 of the Bankruptcy Code.

h.             Cooperation and Support.  The Parties shall cooperate with each other in good faith and shall coordinate their activities (to the extent possible and subject to the terms of this Settlement Agreement) in respect of (i) the filing of the Settlement Approval Motion with the Bankruptcy Court, obtaining Bankruptcy Court approval of this Settlement Agreement, the entry of the Approval Order, and the implementation of the settlement terms set forth in this Settlement Agreement, and (ii) the consummation of the transactions contemplated by this Settlement Agreement.  Furthermore, (1) subject to the terms of this Settlement Agreement, each of the Parties shall use its commercially reasonable efforts to (a) support and complete all transactions contemplated hereby; (b) take any and all necessary and appropriate actions in furtherance of the transactions contemplated hereby, including (I) obtaining any and all required governmental and regulatory approvals, including, without limitation, obtaining any required approvals pursuant to Section 203 of the Federal Power Act, as amended, codified at 16 U.S.C. § 824 et. seq. and the implementing regulations thereunder, and any similar state law, and (II) making and filing any and all required regulatory filings; and (c) refrain from taking any action inconsistent with this Settlement Agreement, and (2) in no event shall any Party file, cause an affiliate or any other third party to file, or encourage any affiliate or any third party to file, an opposition to the Settlement Approval Motion or the Settlement Agreement.

i.              Governing Law; Jurisdiction.

(i)            THIS SETTLEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(ii)           By its execution and delivery of this Settlement Agreement, each of the Parties hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Settlement Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in the Bankruptcy Court; provided, that (x) this Settlement Agreement, and the releases provided in Section II herein, may be submitted in any court, arbitration and/or other legal proceeding to enforce the terms of the releases provided in Section II herein and (y) any determination of the amount of the Dynegy Administrative Claim shall be by arbitration pursuant to Section II.a.(ii) of this Settlement Agreement.  By execution and delivery of this Settlement Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court, generally and unconditionally, with respect to any such action, suit or proceeding, and waives any objection it may have to venue or the convenience of the forum.

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(iii)          In the event the Bankruptcy Court does not have or refuses to exercise jurisdiction with respect to this Settlement Agreement and any disputes arising therefrom, any legal action, suit, or proceeding against the Parties with respect to any matter under or arising out of or in connection with this Settlement Agreement, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York or courts of the State of New York located in the Borough of Manhattan, City of New York, and by execution and delivery of this Settlement Agreement, each Party irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court and those courts.

j.              No Admission of Liability.  Each Party enters into this Settlement Agreement without admitting any liability or conceding any allegations not already expressly admitted.  This Settlement Agreement and its provisions shall not be offered or received in evidence in any action or proceeding as an admission or concession of liability or wrongdoing of any nature on the part of any Party except that it may be offered and received in evidence solely to enforce this Settlement Agreement.

k.            Third-Party Beneficiaries.  Nothing in this Settlement Agreement is intended to benefit or create any right or cause of action in or on behalf of any person other than the Parties hereto unless expressly set forth herein.  For the avoidance of doubt, (i) each of the persons and entities released in Section II is an intended third-party beneficiary of this Settlement Agreement and (ii) subject to Section III.r. of this Settlement Agreement, the Creditors’ Committee is an intended third-party beneficiary of Sections II.a., II.c, II.d.(iii), II.d.(v), II.e, III.a., III.d., III.l, III.n., III.r. and III.u. hereof.

l.              Notices.  All notices and other communications in connection with this Settlement Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by e-mail or electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Dynegy:
Dynegy Inc. Attention: Catherine Callaway 601 Travis — 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615 Facsimile: (713) 767-5181 E-mail: Catherine.Callaway@dynegy.com with a copy to:
White & Case LLP Attention: Thomas E Lauria 200 South Biscayne Boulevard Suite 4900

31

Miami, Florida 33131 Telephone: (305) 995-5282 Facsimile: (305) 358-5744 E-mail: tlauria@whitecase.com

If to DH:
Dynegy Holdings, LLC Attention: Catherine Callaway 601 Travis — 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615 Facsimile: (713) 767-5181 E-mail: Catherine.Callaway@dynegy.com

and

Attention: David Hershberg

E-mail: david.hershberg@gmail.com.

c/o Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.

Rodney Square

1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325

E-mail:  jpatton@ycst.com

with a copy to:
Sidley Austin LLP Attention: James F. Conlan One South Dearborn Chicago, Illinois 60603 Telephone: (312) 853-6890 Facsimile: (312) 853-7036 E-mail: jconlan@sidley.com with a copy to:

Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.

Rodney Square 1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325

E-mail:  jpatton@ycst.com

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If to the Ad Hoc Senior Noteholders Committee:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

Attention: Andrew N. Rosenberg & Alice Belisle Eaton

1285 Avenue of the Americas

New York, New York 10019

Telephone: (212) 373-3000

Facsimile: (212) 757-3990

E-mail: arosenberg@paulweiss.com &

aeaton@paulweiss.com

If to Franklin Advisers:

Franklin Advisers, Inc.

Attention: Ed Perks, Dick Kuersteiner and Piret Loone

One Franklin Parkway

San Mateo, California 94403

Facsimile: (916) 463-1902

E-mail: perksed@frk.com, dkuersteiner@frk.com and

ploone@frk.com

with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

Attention: Thomas Kreller and Brett Goldblatt

601 S. Figueroa Street 30th Floor

Los Angeles, California 90017

Telephone: (213) 892-4000

Facsimile: (213) 629-5063

E-mail: tkreller@milbank.com and bgoldblatt@milbank.com

If to Oaktree Capital Management:
Oaktree Capital Management Attention: Kenneth Liang 333 South Grand Avenue, 28th Floor Los Angeles, California 90071 Facsimile: (213) 830-8522 E-mail: kliang@oaktreecapital.com

If to the Lease Trustee:
U.S. Bank National Association Attention: Pamela J. Wieder & Wayne F. Miller 60 Livingston Avenue

33

St. Paul, Minnesota 55107 Telephone: (651) 495-3961 Facsimile: (651) 495-8100 E-mail: pamela.wieder@usbank.com and wayne.miller1@usbank.com with a copy to:

Shipman & Goodwin LLP

Attention: Ira H. Goldman & Marie C. Pollio

One Constitution Plaza

Hartford, Connecticut 06103

Telephone: (860) 251-5820

Facsimile: (860) 251-5214

E-mail: igoldman@goodwin.com and

mpollio@goodwin.com

with a copy to:

Cadwalader, Wickersham & Taft LLP

Attention: George A. Davis & Josh Brant

One World Financial Center

New York, New York 10281

Telephone: (212) 501-6797

Facsimile: (212) 504-6666

E-mail: george.davis@cwt.com & josh.brant@cwt.com

If to the PSEG Entities:
Resources Capital Management Corporation 80 Park Plaza, T-20 Newark, New Jersey 07102 Attention: Scott S. Jennings Telephone: (973) 430-8660 Facsimile: (973) 643-8385 E-mail: scott.jennings@pseg.com

and

Attention: Shawn P. Leyden Telephone: (973) 430-7698 Facsimile: (973) 643-8385 E-mail: shawnp.leyden@pseg.com with a copy to:
Jenner & Block LLP 353 North Clark Street Chicago, Illinois 60654

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Attention: David J. Bradford Telephone: (312) 923-2975 Facsimile: (312) 840-7375 E-mail: dbradford@jenner.com

and

Attention: Daniel R. Murray Telephone number: 312-923-2953 Facsimile number 312-840-7353 E-mail: dmurray@jenner.com

If to the Creditors’ Committee:
Akin Gump Strauss Hauer & Feld LLP Attention: Arik Preis One Bryant Park New York, NY 10036 Telephone: (212) 872-7418 Facsimile: (212) 872-1002 E-mail: apreis@akingump.com

35

m.            Entire Agreement.  This Settlement Agreement, including any exhibits, annexes and/or schedules hereto, constitutes the entire agreement between the Parties concerning the subject matter of this Settlement Agreement and supersedes all prior negotiations, agreements and understandings, whether written or oral, between and among the Parties concerning the subject matter of this Settlement Agreement.  Each of the Parties hereto acknowledges that it is executing this Settlement Agreement without reliance on any representations, warranties or commitments other than those representations, warranties and commitments expressly set forth in this Settlement Agreement.

n.             Modification or Amendment.  This Settlement Agreement may be modified or amended only by written agreement executed by Dynegy, DH, a Majority of the Consenting Senior Noteholders, the Lease Trustee, and RCM, after prior notice to and reasonable consultation with the Creditors’ Committee; provided, that the consent of the Creditors’ Committee shall also be required solely in respect of any modification or amendment adverse to the rights of the Creditors’ Committee contained in Sections II.a., II.c, II.d.(iii), II.d.(v), II.e, III.a., III.d., III.l., III.n. and III.r. hereof.

o.             Further Assurances.  From and after the date hereof, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as the Parties may reasonably deem necessary from time to time to carry out the intent and purpose of this Settlement Agreement, and to consummate the transactions contemplated hereby and thereby.

p.             Successors and Assigns. Except as otherwise provided in this Settlement Agreement, this Settlement Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives.

q.             Public Disclosure.  Without limiting the prohibition on disclosure of the Disclosure Certificate contained in Section III.c. of this Settlement Agreement (subject to the qualifications set forth in such Section III.c.), the Settling Claimants hereby consent to the disclosure of the execution and contents of this Settlement Agreement by Dynegy or DH in the Conforming Plan, the Disclosure Statement and any other related documents, and any filings by Dynegy or DH with the Bankruptcy Court or the Securities and Exchange Commission, or as required by law or regulation; provided, that except as required by law or any rule or regulation of any securities exchange or any governmental agency, none of Dynegy, DH, or any other Debtor shall use the name of any Settling Claimant or its affiliates, officers, directors, managers, stockholders, members, employees, partners, representatives and agents in any press release or filing with the Securities and Exchange Commission without the prior consent of such applicable Settling Claimant.  Each of Dynegy, DH, and the other Debtors, on the one hand, and the Settling Claimants, on the other hand, shall (a) consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Settlement Agreement, (b) provide to the other for review a copy of any such press release or public statement and (c) not issue any such press release or make any such public statement prior to such consultation and review and the receipt of the prior consent of the other Parties (which

36

shall not be unreasonably withheld) unless required by applicable law or regulations of any applicable stock exchange or governmental authority, in which case, the Party or Parties required to issue the press release or make the public statement shall, prior to issuing such press release or making such public statement, use its reasonable best efforts to allow the other Parties reasonable time to comment on such release or statement to the extent practicable.

r.             Creditors’ Committee Consent Rights.  Notwithstanding anything to the contrary in this Settlement Agreement, in any circumstance where a provision of this Settlement Agreement requires the approval or consent of the Creditors’ Committee, such requirement shall only be in effect and enforceable to the extent that at the time such approval or consent is required, all then current members of the Creditors’ Committee are eligible to vote on the subject of such required approval or consent and, if so requested by a Party, counsel to the Creditors’ Committee provides confirmation of such eligibility; provided, that if at any time the approval or consent of the Creditors’ Committee is required and (i) fewer than all of the then current members of the Creditors’ Committee are at such time eligible to vote on the subject of the required approval or consent or (ii)  counsel to the Creditors’ Committee is requested by a Party, but is unable, to provide confirmation of the eligibility of all then current members to vote with respect to such subject at such time, the Creditors’ Committee’s approval or consent rights shall, in such instance, instead be deemed to be consultation rights only.  For the avoidance of doubt, all then current members of the Creditors’ Committee must be eligible to vote for any and all matters requiring the approval or consent of the Creditors’ Committee hereunder, other than any approval or consent required under Section II.d. hereof, solely with respect to which the vote of the Lease Trustee shall not be required under this Section III.r.

s.             Interpretation.  This Settlement Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Settlement Agreement is to be interpreted in a neutral manner; and any presumption with regard to interpretation for or against any Party by reason of that Party (or its counsel) having drafted or caused to be drafted this Settlement Agreement or any portion of this Settlement Agreement, shall not be effective in regard to the interpretation of this Settlement Agreement.

t.              Settlement Discussions.  This Settlement Agreement and the transactions contemplated herein are part of a proposed settlement among the Parties.  Nothing herein shall be deemed an admission of any kind.  To the extent provided by Federal Rule of Evidence 408, all applicable mediation privileges, and any applicable state rules of evidence, this Settlement Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Settlement Agreement.

u.             Specific Performance.  It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder; provided, that each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

37

v.             Headings.  Titles and headings in this Settlement Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of the Settlement Agreement.

w.            Execution of Agreement.  This Settlement Agreement may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original.  Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

x.             Assumption of Agreement.  In the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code prior to the Settlement Effective Date, Dynegy will file a motion to assume this Settlement Agreement pursuant to section 365 of the Bankruptcy Code on the first day of its bankruptcy case.

y.             Non-Severability of Agreement.  This Settlement Agreement is to be construed a whole, and all provisions of it are to be read and construed together.  Notwithstanding anything in this Settlement Agreement or the Approval Order to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Settlement Agreement and the Approval Order, in the event that (i) a court of competent jurisdiction enters a final order ruling that the Approval Order or any of the transactions contemplated in this Settlement Agreement or the Approval Order are void, invalid, illegal or unenforceable in any material respect, (ii) any of the transactions contemplated by this Settlement Agreement or the Approval Order are reversed, vacated, overturned, voided or unwound in any material respect, or (iii) the Approval Order is reversed, vacated, overturned or amended in any material respect, then in each case, the entirety of this Settlement Agreement and the Approval Order (other than this Section III.y. and the paragraph in the Approval Order with respect thereto) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Parties and the Creditors’ Committee shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Parties that were the subject of this Settlement Agreement and the Approval Order prior to this Settlement Agreement and the Approval Order being of no force or effect.

z.             Concerning the Danskammer/Roseton OL Independent Manager of Danskammer OL LLC and Roseton OL LLC.  Notwithstanding anything contained herein to the contrary, this Settlement Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as independent manager of each of Danskammer OL LLC and Roseton OL LLC (in such capacities, collectively, the “Danskammer/Roseton OL Independent Manager”), and in no event shall Wilmington Trust Company in its individual capacity or as Danskammer/Roseton OL Independent Manager have any liability for the representations, warranties, covenants, agreements or other obligations of either of Danskammer OL LLC or Roseton OL LLC or any other Person hereunder or other documents delivered pursuant hereto.  For all purposes of this Settlement Agreement, in the performance of any duties or obligations of the Danskammer/Roseton OL Independent Manager hereunder, the Danskammer/Roseton OL Independent Manager shall be entitled to the benefits of the terms and provisions of the Limited Liability Company Agreements of Danskammer OL LLC and Roseton OL LLC, as applicable.

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IN WITNESS WHEREOF, the Parties hereto have executed this Settlement Agreement as of the date set forth above.

DYNEGY INC.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY HOLDINGS, LLC

By:	/s/ David Hershberg
Name: David Hershberg
Title: Independent Member

DYNEGY GAS INVESTMENTS, LLC

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY COAL HOLDCO, LLC

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY DANSKAMMER, L.L.C.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY ROSETON, L.L.C.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

DYNEGY NORTHEAST GENERATION, INC.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

HUDSON POWER, L.L.C.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President and Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement

By:	/s/ Pamela J. Wieder
Name: Pamela J. Wieder
Title: Vice President

RESOURCES CAPITAL MANAGEMENT CORPORATION

By:	/s/ Scott S. Jennings
Name: Scott S. Jennings
Title: President

RESOURCES CAPITAL ASSET RECOVERY, L.L.C., SERIES DD AND SERIES DR

By:	/s/ Scott S. Jennings
Name: Scott S. Jennings
Title: Director

ROSETON OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Financial Services Officer

DANSKAMMER OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Financial Services Officer

ROSETON OP LLC

By:	/s/ Scott S. Jennings
Name: Scott S. Jennings
Title: Director

DANSKAMMER OP LLC

By:	/s/ Scott S. Jennings
Name: Scott S. Jennings
Title: Director

FRANKLIN ADVISORS, INC.

By:	/s/ Edward D. Perks
Name: Edward D. Perks
Title: SVP-Portfolio Manager
Dir. Core/Hybrid Portfolio Management

MARINER LDC

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

CASPIAN CAPITAL PARTNERS, L.P.

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

CASPIAN ALPHA LONG CREDIT FUND, L.P.

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

CASPIAN HLSCI, LLC

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

SUPER CASPIAN CAYMAN FUND LIMITED

By:	/s/ Richard Holahan
Name: Richard Holahan
Title: Authorized Signatory

AEGON USA Investment Management, LLC

By:	/s/ James H. Rich
Name: James H. Rich, III
Title: Authorized Signatory

AVENUE INVESTMENTS, L.P.

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Director

AVENUE CDP GLOBAL OPPORTUNITIES FUND, L.P.

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

Venor Capital Master Fund Ltd.
By:	Venor Capital Management LP
Its:	Investment Manager

By:	/s/ Michael J. Wartell
Name: Michael J. Wartell
Title: Co-Chief Investment Officer

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

By:	/s/ Mark Rochelli
Name: Mark Rochelli
Title: Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII, L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

By:	/s/ Mark Rochelli
Name: Mark Rochelli
Title: Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

By:	/s/ Mark Rochelli
Name: Mark Rochelli
Title: Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

By:	/s/ Mark Rochelli
Name: Mark Rochelli
Title: Senior Vice President

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

By:	/s/ Mark Rochelli
Name: Mark Rochelli
Title: Senior Vice President

OAKTREE SENIOR LOAN FUND, L.P.

By:	Oaktree Senior Loan Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

By:	/s/ Regan Scott
Name: Regan Scott
Title: Managing Director

OAKTREE CAPITAL MANAGEMENT, L.P., solely as agent and on behalf of certain fund and accounts it manages

By:	/s/ Desmund Shirazi
Name: Desmund Shirazi
Title: Managing Director

ANNEX A

PLAN SUPPORT AGREEMENT

PLAN SUPPORT AGREEMENT

This plan support agreement (this “Agreement”), dated as of May 1, 2012, is entered into by and among (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iv) Dynegy Holdings, LLC (“DH”), (v) Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”), (vi) Dynegy Roseton, L.L.C. (“Dynegy Roseton”), (vii) Dynegy Northeast Generation, Inc. (“DNE”), (viii) Hudson Power, L.L.C. (“Hudson”; each of DH, Dynegy Danskammer, Dynegy Roseton, DNE and Hudson are debtors and debtors in possession in the jointly administered chapter 11 cases styled as In re Dynegy Holdings, LLC et al., Case No. 11-38111 (CGM), and are collectively referred to herein as the “Debtors”), (ix) the undersigned, beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes (as defined below) issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (x) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC, Danskammer OL LLC, Roseton OP LLC, and Danskammer OP LLC (collectively, the “PSEG Entities”), and (xi) the undersigned beneficial owners (or advisors, nominees or investment managers for the beneficial owners(s)) of a portion of the Lease Certificates, solely in their capacities as holders of such Lease Certificates and not in any other capacity (the “Consenting Lease Certificate Holders” and, together with the Consenting Senior Noteholders, and the PSEG Entities, the “Creditor Parties”) (each of the entities in (i)-(xi) above, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, on November 7, 2011 (the “Petition Date”), each of the Debtors filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), and each thereby commenced chapter 11 cases that are jointly administered under Case No. 11-38111 (CGM) (the “Chapter 11 Cases”);

WHEREAS, on November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code [Dkt. No. 48];

WHEREAS, on December 1, 2011, Dynegy and DH, as co-plan proponents, filed the Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc. [Dkt. No. 122]  and related disclosure statement [Dkt. No. 123] with the Bankruptcy Court;

WHEREAS, (a) on December 29, 2011, the Bankruptcy Court entered an order (the “Examiner Order”) [Dkt. No. 276] for the appointment of an examiner (the “Examiner”), (b) on January 11, 2012, the United States Trustee for Region 2 appointed Susheel Kirpalani to serve as Examiner [Dkt. No. 308], and (c) on January 12, 2012, the Bankruptcy Court entered an order approving the appointment of Mr. Kirpalani as Examiner;

WHEREAS, on January 19, 2012, Dynegy and DH, as co-plan proponents, filed the Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc. [Dkt. No. 343] and related disclosure statement [Dkt. No. 344] with the Bankruptcy Court;

WHEREAS, on March 6, 2012, Dynegy and DH, as co-plan proponents, filed the Second Amended Chapter 11 Plan of Reorganization for Dynegy Holdings, LLC Proposed by Dynegy Holdings, LLC and Dynegy Inc. [Dkt. No. 473] (the “Existing Plan”) and related disclosure statement [Dkt. No. 472] with the Bankruptcy Court;

WHEREAS, on March 9, 2012, the Examiner issued his report setting forth his assessment of various potential claims and causes of action arising from certain prepetition transactions involving the Debtors and certain of their affiliates, including the September 1, 2011 transfer of Dynegy Coal Holdco (the “Examiner Report”) [Dkt. No. 490];

WHEREAS, on March 12, 2012, the Bankruptcy Court ordered the Debtors to participate in mediation with certain of their creditor constituencies and other parties in interest under the auspices of the Examiner;

WHEREAS, the Parties to this Agreement, as well as the Lease Trustee, the Creditors’ Committee and certain other parties, engaged in numerous negotiation sessions mediated by the Examiner, regarding (among other things) modifications to the Existing Plan, which have led to an agreement regarding certain issues with respect to a restructuring of DH;

WHEREAS, as a result of extensive arm’s-length negotiations through the mediation process, simultaneously with the execution of this Agreement, the Parties (in the case of the Consenting Lease Certificate Holders, by and through the Lease Trustee, as successor trustee under the Lease Indentures and Pass Through Trust Agreement on behalf of all of the Lease Certificate Holders) have entered into a settlement agreement (the “Settlement Agreement”), subject to the approval of the Bankruptcy Court, to settle all disputes, claims and causes of action (i) between DH and Dynegy, and (ii) between and among the Parties, all as more fully set forth in the Settlement Agreement;

WHEREAS, in order to implement the global resolution of all issues regarding DH’s restructuring, each Party also desires to pursue and support an amended plan of reorganization under chapter 11 of the Bankruptcy Code on the terms set forth in this Agreement; and

WHEREAS, DH and Dynegy have agreed, subject to the terms and conditions of this Agreement, to amend the Existing Plan in accordance with the terms set forth in this Agreement, to file such amended plan with the Bankruptcy Court, and to use their best efforts to have such amended plan confirmed by the Bankruptcy Court;

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AGREEMENT

NOW, THEREFORE, in consideration of the recitals stated above, and the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, agrees as follows:

1.             Definitions.  As used in this Agreement and for purposes of this Agreement only, the following terms have the following meanings; provided, that other capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Existing Plan:

“Ad Hoc Senior Noteholder Committee” means those Consenting Senior Noteholders that are members of an ad hoc group of holders of Senior Notes.

“Agreement” has the meaning ascribed to it in the Preamble.

“Alternative Plan” has the meaning ascribed to it in Section 3.c.

“Ballot” means the ballot distributed with the Disclosure Statement for voting on the Conforming Plan.

“Bankruptcy Code” has the meaning ascribed to it in the Recitals.

“Bankruptcy Court” has the meaning ascribed to it in the Recitals.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

“Business Day” means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which banking institutions in New York, New York are required or authorized by law or governmental action to close.

“Chapter 11 Cases” has the meaning ascribed to it in the Recitals.

“Claim” or “Claims”, as applicable, has the meaning set forth in section 101(5) of the Bankruptcy Code (and, for the avoidance of doubt, shall not include any Equity Interests).

“Combination” has the meaning ascribed to it in Section 2.a.

“Combination Documentation” has the meaning ascribed to it in Section 2.a.

“Confirmation Order” has the meaning ascribed to it in Section 5.

“Conforming Plan” has the meaning ascribed to it in Section 2.a.

“Consenting Lease Certificate Holders” has the meaning ascribed in the Preamble.

“Consenting Senior Noteholders” has the meaning ascribed to it in the Preamble.

3

“Controlled Affiliate” means, with respect to any Creditor Party, any Person that is directly, or indirectly through one or more intermediates, controlled by such Creditor Party, which control relationship may arise through ownership of securities, by management agreement or other contract, through a general partner, limited partner or trustee relationship or otherwise; provided that the term “Controlled Affiliate” shall exclude any of the foregoing Persons (including any department, unit, group, desk, subsidiary, joint venture, partnership or other entity) in which the Creditor Party or any department, unit, group or subsidiary of the Creditor Party holds any interest, in each case only if and to the extent the Person (department, unit, group, desk, subsidiary, joint venture, partnership or other entity) does not engage in communications with any Creditor Party regarding this Agreement, the Settlement Agreement, the Chapter 11 Cases or matters directly related to any of the foregoing and the investment or trading decisions of such Person (department, unit, group, desk, subsidiary, joint venture, partnership or other entity) are not controlled or directed by any Creditor Party; provided, that the proprietary trading department (or any unit, group, desk, subsidiary, joint venture, partnership or other entity that performs proprietary trading functions) of any Creditor Party shall be a Controlled Affiliate.

“Creditor Parties” has the meaning ascribed to it in the Preamble.

“Creditor Professional Fee Claim” has the meaning ascribed to it in Section 2.a.

“Creditors’ Committee” means the Official Committee of Creditors Holding Unsecured Claims appointed in the Chapter 11 Cases.

“Danskammer/Roseton OL Independent Manager” has the meaning ascribed to it in Section 33.

“Danskammer Lease Documents” means (a) the Participation Agreement, dated as of May 1, 2001 (the “Danskammer Participation Agreement”), among Dynegy Danskammer, Danskammer OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Danskammer OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee, and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Facility Lease Agreement, dated as of May 8, 2001, between Danskammer OL LLC, as Owner Lessor, and Dynegy Danskammer, as Facility Lessee, pertaining to Units 3 and 4 of the Danskammer Power Station in Newburgh, New York, and (c) the other “Operative Documents” as defined in Appendix A to the Danskammer Participation Agreement.

“Danskammer Participation Agreement” has the meaning ascribed to it in the definition of “Danskammer Lease Documents.”

“Debtors” has the meaning ascribed to it in the Preamble.

“Definitive Documents” has the meaning ascribed to it in Section 5.

“DGIN” has the meaning ascribed to it in the Preamble.

4

“DH” has the meaning ascribed to it in the Preamble.

“Disclosure Certificate” has the meaning ascribed to it in Section 11.a.

“Disclosure Statement” has the meaning ascribed to it in Section 5.

“Disclosure Statement Order” has the meaning ascribed to it in Section 5.

“DNE” has the meaning ascribed to it in the Preamble.

“Dynegy” has the meaning ascribed to it in the Preamble.

“Dynegy Administrative Claim” has the meaning ascribed to it in the Settlement Agreement.

“Dynegy Danskammer” has the meaning ascribed to it in the Preamble.

“Dynegy Coal Holdco” has the meaning ascribed to it in the Preamble.

“Dynegy Roseton” has the meaning ascribed to it in the Preamble.

“Equity Interests” means all shares of capital stock, beneficial, partnership or membership interests, participations or other equivalents of a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, and including all warrants, options, securities or other instruments convertible into or exchangeable for any of the foregoing, or other rights to purchase any of the foregoing.

“Examiner” has the meaning ascribed to it in the Recitals.

“Examiner Order” has the meaning ascribed to it in the Recitals.

“Examiner Report” has the meaning ascribed to it in the Recitals.

“Existing Plan” has the meaning ascribed to it in the Recitals.

“Guaranty Claim” has the meaning ascribed to it in the Settlement Agreement.

“Hudson” has the meaning ascribed to it in the Preamble.

“Lease Certificate Holders” means the holders of the Lease Certificates.

“Lease Certificates” means those certain pass-through trust certificates evidencing fractional undivided interests in the pass through trust established pursuant to the Pass Through Trust Agreement and which, among other things, holds the outstanding notes issued by Roseton OL LLC and Danskammer OL LLC, as owner lessors, under the Lease Indentures.

“Lease Documents” means the Danskammer Lease Documents and the Roseton Lease Documents.

5

“Lease Indentures” means the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Roseton Units 1 and 2, dated as of May 8, 2001, and the Indenture of Trust, Mortgage, Assignment of Leases and Rents and Security Agreement related to Danskammer Units 3 and 4, dated as of May 8, 2001.

“Lease Trustee” means U.S. Bank National Association, not in its individual capacity but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement.

“Majority of the Consenting Lease Certificate Holders” means the Consenting Lease Certificate Holders holding a majority of the aggregate principal amount of Lease Certificates held by all Consenting Lease Certificate Holders, exclusive of any Consenting Lease Certificate Holder that has terminated its obligations under this Agreement pursuant to Section 14 hereof.

“Majority of the Consenting Senior Noteholders” means the Consenting Senior Noteholders (i) holding a majority of the aggregate principal amount of Senior Notes held by all Consenting Senior Noteholders and (ii) constituting not less than two of the Consenting Senior Noteholders, exclusive of any Consenting Senior Noteholder that has terminated its obligations under this Agreement pursuant to Section 14 hereof.

“Noteholder RSA” means that certain Restructuring Support Agreement, dated November 7, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein), as amended from time to time thereto, and as amended and restated by that certain Amended and Restated Restructuring Support Agreement, dated December 26, 2011, among Dynegy, DH and the Consenting Noteholders (as defined therein).

“Party” or “Parties” have the meanings ascribed to them in the Preamble.

“Pass Through Trust Agreement” means the Roseton-Danskammer 2001-Series B Pass Through Trust Agreement, dated as of May 1, 2001.

“Petition Date” has the meaning ascribed to it in the Recitals.

“Plan Effective Date” means the date on which all conditions to consummation of the Conforming Plan have been satisfied (or waived, to the extent such conditions can be waived pursuant to the terms of the Conforming Plan) and the Conforming Plan becomes effective.

“Plan Proponents” has the meaning ascribed to it in Section 2.

“PSEG Entities” has the meaning ascribed to it in the Preamble.

“Qualified Marketmaker” means an entity that holds itself out to the public or the applicable private markets as standing ready in the ordinary course of business to purchase from customers and sell to customers Claims of the Debtors (or enter with customers into long and short positions in Claims against the Debtors), in its capacity as a deal or market maker in Claims against the Debtors.

6

“Roseton Lease Documents” means, collectively, (a) the Participation Agreement, dated as of May 1, 2001 (the “Roseton Participation Agreement”), among Dynegy Roseton, Roseton OL LLC, Wilmington Trust Company, not in its individual capacity except as expressly provided therein but solely as Lessor Manager, Roseton OP LLC, The Chase Manhattan Bank, not in its individual capacity but solely as Lease Indenture Trustee and The Chase Manhattan Bank, not in its individual capacity but solely as Pass Through Trustee, (b) the Facility Lease Agreement, dated as of May 8, 2001, between Roseton OL LLC, as Owner Lessor, and Dynegy Roseton, L.L.C., as Facility Lessee, pertaining to Units 1 and 2 of the Roseton Power Station in Newburgh, New York, and (c) the other “Operative Documents” as defined in Appendix A to the Roseton Participation Agreement.

“Roseton Participation Agreement” has the meaning ascribed to it in the definition of “Roseton Lease Documents.”

“Senior Notes” means the 8.750% Senior Notes due 2012, the 7.50% Senior Unsecured Notes due 2015, the 8.375% Senior Unsecured Notes due 2016, the 7.125% Senior Debentures due 2018, the 7.75% Senior Unsecured Notes due 2019, and the 7.625% Senior Debentures due 2026, in each case issued by DH under the Senior Notes Indenture.

“Senior Notes Indenture” means that certain Indenture, dated as of September 26, 1996, restated as of March 23, 1998, and amended and restated as of March 14, 2001, between DH (f/k/a Dynegy Holdings Inc.) and Bank One Trust Company, National Association, as Trustee (as amended, restated and supplemented through the Petition Date).

“Settlement Agreement” has the meaning ascribed to it in the Recitals.

“Settlement Effective Date” has the meaning ascribed to it in the Settlement Agreement.

“Solicitation Materials” means the Disclosure Statement and other solicitation materials in respect of the Conforming Plan as approved by the Bankruptcy Court pursuant to Section 1125(b) of the Bankruptcy Code.

“Surviving Entity” has the meaning ascribed to it in Section 2.a.

“Transfer” has the meaning ascribed to it in Section 7.

“Warrant Agreement” means that certain Warrant Agreement, to be dated as of the Plan Effective Date, governing the Warrants, which shall be in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee.

“Warrants” means the warrants to be issued pursuant to the Warrant Agreement entitling holders thereof to purchase an aggregate of 13.5% of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date (subject to dilution by any options, restricted stock or other equity interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates), for an exercise price determined based on a net equity value of the Surviving Entity of $4 billion (assuming that the

7

Conforming Plan provides for a cash payment to unsecured creditors of DH of not less than $200 million), and containing customary anti-dilution adjustments.

2.             Agreement of Plan Proponents. Subject to the terms and conditions of this Agreement, Dynegy and DH (the “Plan Proponents”) each agrees to:

a.             amend the Existing Plan to effectuate the following terms (such amended plan, in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee, the “Conforming Plan”):

i.                  Combination of DH and Dynegy.  On or prior to the Plan Effective Date, DH and Dynegy shall be merged or combined (the “Combination”), (the entity surviving such combination being the “Surviving Entity”) pursuant to documentation that is in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, and the Lease Trustee (the “Combination Documentation”).  By virtue of the Combination, all DH equity interests issued and outstanding immediately prior to the effective time of the Combination will be cancelled.

ii.               Board of Directors of Surviving Entity.  The Board of Directors of the Surviving Entity will be selected by the holders of Allowed General Unsecured Claims against DH who are not insiders of DH pursuant to a process that shall be specified in the Conforming Plan; provided, that the Conforming Plan will indicate that the current directors of Dynegy and DH shall be eligible to be, but there shall be no obligation that they be, selected for the Board of Directors of the Surviving Entity pursuant to sections 1123(a)(7) and 1129(a)(5) of the Bankruptcy Code.

iii.            Treatment of General Unsecured Claims.  The treatment of Allowed General Unsecured Claims under the Existing Plan shall be amended to eliminate the issuance of the Plan Secured Notes, the Plan Cash Payment and the Plan Preferred Stock, and provide that such holders of Allowed General Unsecured Claims against DH will receive a Pro Rata Share of (a) ninety-nine percent (99%) of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date (subject to dilution by any options, restricted stock or other Equity Interests issued as equity compensation to officers, employees or directors of the Surviving Entity or its affiliates and the Warrants), (b) any amounts to which they may be entitled as a result of the sale of the Roseton and Danskammer facilities contemplated by the Settlement Agreement, and (c) a cash payment of not less than $200 million to be allocated and/or distributed to general unsecured creditors as determined by Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee.

8

iv.           Treatment of Equity Interests.  The holders of Equity Interests in Dynegy, DH or the Surviving Entity shall not receive any distribution or retain any interest or property under the Conforming Plan on account of such holder’s Equity Interests.

v.              Treatment of Dynegy Administrative Claim.  The Dynegy Administrative Claim shall be treated as provided in Section II.a(ii) of the Settlement Agreement.

vi.           Releases.  The Conforming Plan will include a full release of all Parties and the Lease Trustee, including, among others, their respective directors, officers, managers, agents, attorneys, advisors, accountants and consultants, to the extent permitted by applicable law, which in the case of any third-party releases shall be subject to customary carve-outs.

vii.        Creditor Professional Fee Claims.  Pursuant to the Conforming Plan, all unpaid fees and expenses incurred pursuant to engagement letters disclosed to DH, Dynegy and the Creditors’ Committee and, if no engagement letter is in effect, all reasonable and documented unpaid fees and expenses of (x) the Lease Trustee, its professionals and advisors and the professionals and advisors to the Consenting Lease Certificate Holders, (y) the professionals and advisors of the Ad Hoc Senior Noteholder Committee and each of the Consenting Senior Noteholders and their advisors, and (z) the professionals and advisors to the PSEG Entities, in each case, from and after the Settlement Effective Date through the Plan Effective Date, to the extent not paid by Dynegy in accordance with the Settlement Agreement, shall be treated as allowed administrative expenses under the Conforming Plan and shall be paid in full, in cash, on the Plan Effective Date (each, a “Creditor Professional Fee Claim”); provided, that such fees and expenses incurred (other than pursuant to an engagement letter described above) shall be submitted to the Debtors and the Creditors’ Committee in the form of customary summary invoices of the relevant law firms and institutions not less than fifteen (15) Business Days prior to the Plan Effective Date (including a good faith estimate for fees and expenses anticipated to be incurred through the Plan Effective Date) for review as to reasonableness, and in the event of any dispute as to the reasonableness of such submitted costs and expenses, the undisputed portion shall be paid by DH on the Plan Effective Date, and the disputed portion shall not be paid but shall be reserved pending resolution of such dispute, either by mutual agreement or by order of the Bankruptcy Court in the event such dispute cannot be resolved by agreement; provided, further that fees and expenses incurred pursuant to an engagement letter described above shall be subject to the standard of review and conditions set forth in the applicable engagement letter.  To the extent the above provision of the Conforming Plan is not approved, each Party agrees to support the application by any other

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Party, the Senior Notes Trustee or the Lease Trustee for payment of such fees and expenses under section 503(b)(3)(D) of the Bankruptcy Code or otherwise.  The Conforming Plan shall also provide for payment to the Lease Trustee of reasonable compensation and reimbursement of reasonable out-of-pocket expenses, without further court approval, for services provided by the Lease Trustee after the Plan Effective Date in connection with making plan distributions or otherwise effectuating the Conforming Plan.  For the avoidance of doubt, nothing in this Section 2.a.vii. constitutes a waiver or modification of any Party’s right to payment under Section II.e of the Settlement Agreement.

viii.     Registration Rights.  The Conforming Plan will provide for a registration rights agreement, including a customary shelf registration, for the benefit of any holder of Allowed General Unsecured Claims who would be, immediately following the Plan Effective Date, a holder of 10% or more of the common shares of the Surviving Entity, the terms of which shall be in form and substance satisfactory to Dynegy, DH, a Majority of the Consenting Senior Noteholders, a Majority of the Consenting Lease Certificate Holders and the Creditors’ Committee.

b.             file with the Bankruptcy Court the Conforming Plan, the Disclosure Statement, and a motion seeking the Disclosure Statement Order, and use commercially reasonable efforts to obtain approval of the Disclosure Statement and entry of the Disclosure Statement Order by the Bankruptcy Court, and confirmation and consummation of the Conforming Plan;

c.             not object to, or otherwise commence, join with or support in any manner any proceeding to oppose, the Conforming Plan or take any action to implement or otherwise support any other plan or proposal that is inconsistent with the Conforming Plan or the terms of this Agreement, or that would prevent, interfere with or unreasonably delay the consummation of the Conforming Plan;

d.             support allowance of any Creditor Professional Fee Claim (subject to the invoice review and dispute resolution procedures set forth in Section 2.a.vii. of this Agreement);

e.             not withdraw the Conforming Plan or amend or modify the Conforming Plan in any material manner except as permitted under this Agreement and except as ordered by the Bankruptcy Court; and

f.              except as ordered by the Bankruptcy Court, take no actions that are inconsistent with this Agreement or the confirmation and consummation of the Conforming Plan; provided, that notwithstanding anything to the contrary herein, nothing in this Agreement or the Settlement Agreement shall require DH or any director, manager or officer of DH, in such person’s capacity as a director, manager or officer of DH, to take any action, or to refrain from taking any action, which is inconsistent with such director’s, manager’s or officer’s fiduciary obligations under applicable law.

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3.             Agreement of Creditor Parties.  Subject to the terms and conditions of this Agreement, each Creditor Party (severally and not jointly) agrees on its behalf and on behalf of its Controlled Affiliates to (and, in the case of each of the Consenting Lease Certificate Holders, also agrees to direct the Lease Trustee, to the extent applicable, to):

a.             (i) so long as its vote has been properly solicited pursuant to sections 1125 and 1126 of the Bankruptcy Code, timely vote all Claims, now or hereafter beneficially owned by such Creditor Party or for which it now or hereafter serves as the nominee, investment manager, trustee or advisor for beneficial holders thereof, to accept the Conforming Plan in accordance with the applicable procedures set forth in the Solicitation Materials, and timely return a duly executed Ballot in connection therewith; (ii) support approval and confirmation of the Conforming Plan, including the releases, exculpations and injunctions contained in the Conforming Plan and any provision that provides for the enforcement of contractual subordination provisions for the ratable benefit of the Senior Noteholders and the Lease Certificate Holders; and (iii) not make an election, if applicable, to “opt-out” of any third party releases contained in the Conforming Plan;

b.             not withdraw or revoke its tender, consent or vote with respect to the Conforming Plan and any Definitive Documents, except as otherwise expressly permitted pursuant to this Agreement; and

c.             not (i) oppose or object to the Conforming Plan, the Disclosure Statement or other Definitive Documents, the Settlement Agreement, any Creditor Professional Fee Claim, or the solicitation or consummation of the Conforming Plan and the transactions contemplated by the Definitive Documents or the Settlement Agreement, whether directly or indirectly, (ii) join in or support any objection to the Conforming Plan, Disclosure Statement or other Definitive Documents, to the Settlement Agreement, to any Creditor Professional Fee Claim, or to the solicitation of the Conforming Plan, (iii) initiate any legal proceedings that are inconsistent with or that would delay, prevent, frustrate or impede the approval, confirmation or consummation of the Disclosure Statement, the Conforming Plan or other Definitive Documents, the Settlement Agreement or the transactions outlined therein or in this Agreement, or otherwise commence any proceedings to oppose the Conforming Plan, the Disclosure Statement or any of the other Definitive Documents, or the Settlement Agreement, or take any other action that is barred by this Agreement, including, but not limited to, any motion to appoint a trustee in the Chapter 11 Cases; (iv) pursue any right or remedy under or relating to the Senior Notes Indenture, the Senior Notes, the Lease Indentures, the Lease Certificates or any of the Lease Documents to the extent inconsistent with this Agreement, the Settlement Agreement, the Conforming Plan or the other Definitive Documents; (v) initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Senior Notes Indenture, the Senior Notes, the Lease Indentures, the Lease Certificates or any of the Lease Documents, to the extent inconsistent with this Agreement or the Settlement Agreement; (vi) vote for, consent to, support or participate in the formulation of any other restructuring or settlement of the Debtors’ claims, any other transaction involving the Debtors or Dynegy, any of their affiliates or their

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respective assets, any of their respective stock, or any plan of reorganization (with the exception of the Conforming Plan) or liquidation under applicable bankruptcy or insolvency laws, whether domestic or foreign, in respect of the Debtors or Dynegy or their respective affiliates, except as otherwise expressly contemplated pursuant to this Agreement or the Settlement Agreement; (vii) directly or indirectly seek, solicit, support, formulate, entertain or encourage discussions, or enter into any agreements relating to, any restructuring, plan of reorganization, proposal or offer of dissolution, winding up, liquidation, reorganization, merger, transaction, sale, disposition or restructuring of the Debtors or Dynegy or their respective affiliates (or any of their assets or stock) other than the Conforming Plan, the Settlement Agreement or as otherwise set forth in this Agreement (any such plan or other action as described in clauses (vi) and (vii) immediately above, an “Alternative Plan”); (viii) engage in or otherwise participate in any negotiations regarding any Alternative Plan, enter into any letter of intent, memorandum of understanding, agreement in principle or other agreement relating to any Alternative Plan; (ix) solicit, encourage, or direct any Person, including, without limitation the Lease Trustee or the indenture trustee under the Senior Notes Indenture, to undertake any action set forth in clauses (i) through (viii) of this subsection (c); or (x) permit any of its, or its Controlled Affiliates, officers, directors, managers, employees, partners, representatives and agents to undertake any action set forth in clauses (i) through (ix) of this subsection (c).

4.             Appearance in Chapter 11 Cases.  Nothing in this Agreement shall be construed to prohibit any Party, or its officers or representatives, from appearing as a party-in-interest in any matter to be adjudicated in the Chapter 11 Cases if such appearance and the positions advocated in connection therewith are (i) consistent with this Agreement and the Settlement Agreement or (ii) for the purposes of contesting whether any matter, fact or thing, is a breach of, or inconsistent with, this Agreement and the Settlement Agreement, and are not for the purpose of, and could not reasonably be expected to have the effect of, hindering, delaying or preventing the consummation of the transactions contemplated in this Agreement and the Settlement Agreement.  This Agreement shall not, and shall not be deemed to, impair, prohibit, limit or restrict any Party, its officers, directors, advisors, agents, attorneys or other representatives from engaging in discussions (or asserting any position of any kind or character in such discussions) with any person; provided, that such discussions do not otherwise breach the terms of the Conforming Plan, the Settlement Agreement or this Agreement.

5.             Definitive Documents.  Each of the Parties agrees to negotiate in good faith the form of the following documents (collectively, the “Definitive Documents”): (a) the Conforming Plan, and any appendices, amendments, modifications, supplements, exhibits and schedules relating thereto; (b) the disclosure statement in connection with the Conforming Plan, and any appendices, amendments, modifications, supplements, exhibits and schedules relating thereto (the “Disclosure Statement”); (c) the order to be entered by the Bankruptcy Court (i) approving the Disclosure Statement as containing adequate information required under section 1125 of the Bankruptcy Code, and (ii) authorizing the use of the Disclosure Statement for soliciting votes on the Conforming Plan (the “Disclosure Statement Order”); (d) the order of the Bankruptcy Court confirming the Conforming Plan (the “Confirmation Order”); (e) the Combination Documentation; and (f) the Warrant Agreement, each of which shall be consistent with this

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Agreement in all material respects and shall otherwise be in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders and the Lease Trustee.

6.             Acknowledgements.  Each Party acknowledges that (a) no securities of either Dynegy or DH are being offered or sold hereby and this Agreement neither constitutes an offer to sell nor a solicitation of an offer to buy any securities of Dynegy, DH or any of their affiliates, and (b) this Agreement is not, and shall not be deemed to be, a solicitation of a vote for the acceptance of the Conforming Plan pursuant to section 1125 of the Bankruptcy Code.

7.             Limitations on Transfers of Claims.  Each Creditor Party agrees that, prior to the termination of this Agreement, it shall not (a) sell, transfer, assign, pledge, convey, hypothecate, grant a participation interest in, or otherwise dispose of, directly or indirectly, its right, title, or interest in respect of any of such Creditor Party’s interest in its applicable Claim(s) in whole or in part (including any voting rights associated with such Claims), or (b) grant any proxies, deposit any of such Creditor Party’s interests in the applicable Claim(s) into a voting trust, or enter into a voting agreement with respect to any such interest (collectively, the actions described in clauses (a) and (b), a “Transfer”), unless such Transfer is to another Creditor Party that is party to this Agreement or any other entity that first agrees in an enforceable writing to be bound by the terms of this Agreement by executing and delivering to the Plan Proponents and the Creditors’ Committee a joinder to this Agreement substantially in the form attached hereto as Exhibit A or such alternative form agreed to by Dynegy and DH (each such transferee becoming upon the Transfer a Creditor Party hereunder).  With respect to Claims held by the relevant transferee upon consummation of a Transfer, such transferee is deemed to make all of the representations and warranties of a Creditor Party set forth in Section 11.a. of this Agreement.  Upon compliance with the foregoing, the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations.  Any Transfer made in violation of this Agreement shall be deemed null and void and of no force or effect, regardless of any prior notice provided to the Plan Proponents, and shall not create any obligation or liability of the Plan Proponents to the purported transferee (it being understood that the putative transferor shall continue to be bound by the terms and conditions set forth in this Agreement).  In no event shall this Agreement impose on the Creditor Parties an obligation to disclose the price for which any Creditor Party has disposed of any Claim.  Notwithstanding the foregoing, a Qualified Marketmaker that acquires any of the Claims subject to this Agreement with the purpose and intent of acting as a Qualified Marketmaker for such Claims shall not be required to execute a joinder to this Agreement or otherwise agree to be bound by the terms and conditions set forth herein if such Qualified Marketmaker sells or assigns such Claims within ten (10) Business Days of its acquisition and the purchaser or assignee of such Claims from the Qualified Marketmaker is a Creditor Party that is party to this Agreement or any other entity that first agrees in an enforceable writing to be bound by the terms of this Agreement by executing and delivering to the Plan Proponents a joinder to this Agreement substantially in the form attached hereto as Exhibit A or such alternative form agreed to by Dynegy and DH, but shall agree to be so bound (and shall be deemed to have so agreed) if such conditions are not satisfied.

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8.             Further Acquisition of Claims.  This Agreement shall in no way be construed to preclude any Creditor Party or any of its affiliates from acquiring additional Claims.  Any such additional Claims shall automatically be subject to the terms of this Agreement.  If at any time requested by the Plan Proponents, each Creditor Party shall promptly (and, in no event later than two (2) Business Days after such request) inform the Plan Proponents and the Creditors’ Committee of the aggregate principal amount of Claims for which, as of the date of such request, it is the legal owner, beneficial owner and/or investment advisor or manager for the legal or beneficial owner.  In no event shall this Agreement impose on any Creditor Party an obligation to disclose the price paid for any Claims.

9.             Cooperation and Support.  The Parties shall cooperate with each other in good faith and shall coordinate their activities (to the extent possible and subject to the terms of this Agreement) in respect of the consummation of the transactions contemplated by this Agreement.  Furthermore, subject to the terms of this Agreement, each of the Parties shall use its commercially reasonable efforts to (a) support and complete all transactions contemplated hereby, including, without limitation, taking all steps necessary and desirable to (1) file the Conforming Plan and Disclosure Statement with the Bankruptcy Court on or prior to May 30, 2012, (2) have the Bankruptcy Court enter the Disclosure Statement Order on or prior to July 15, 2012, (3) have the Bankruptcy Court enter the Confirmation Order on or prior to September 10, 2012, (4) have the Plan Effective Date occur on or prior to September 28, 2012, and (5) have the Bankruptcy Court enter the order approving the Settlement Agreement and cause all other conditions precedent to the Settlement Effective Date to be satisfied or waived prior June 29, 2012; (b) take any and all necessary and appropriate actions in furtherance of the transactions contemplated hereby, including (1) obtaining any and all required governmental and regulatory approvals, including, without limitation, obtaining any required approvals pursuant to Section 203 of the Federal Power Act, as amended, codified at 16 U.S.C. § 824 et. seq. and the implementing regulations thereunder, and any similar state law, and (2) making and filing any and all required regulatory filings; and (c) refrain from taking any action inconsistent with this Agreement or the Settlement Agreement.  Counsel to each of the Plan Proponents and each of the Creditor Parties shall consult in good faith to ensure that all Definitive Documents are consistent in all material respects with this Agreement and the Settlement Agreement.

10.          Effectiveness of this Agreement.  This Agreement shall become effective immediately upon execution and delivery of this Agreement by all Parties hereto.

11.          Representations of the Parties.

a.             The Creditor Parties’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Agreement, each Creditor Party, severally but not jointly, represents, warrants and acknowledges as follows:

i.                  Authority. (A) The Creditor Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership or other power and authority to execute and deliver this Agreement and the other documents and instruments contemplated hereby to which such Creditor Party is contemplated to be a party and perform its obligations under this

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Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein; (B) the execution, delivery and performance by the Creditor Party of this Agreement and the other documents and instruments contemplated hereby to which such Creditor Party is contemplated to be a party and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the part of the Creditor Party and no other action or proceedings on the part of the Creditor Parties are necessary to authorize and approve this Agreement or the other documents and instruments contemplated hereby to which such Creditor Party is contemplated to be a party or any of the transactions contemplated herein or therein; and (C) solely with respect to the Consenting Lease Certificate Holders, such Consenting Lease Certificate Holders (i) hold, in the aggregate, a majority of the fractional undivided interests evidenced by the Lease Certificates, and (ii) have directed the Lease Trustee to execute and deliver the Settlement Agreement and the other documents and instruments contemplated thereby, and to thereby bind all of the Lease Certificate Holders, including the Consenting Lease Certificate Holders, to the terms of the Settlement Agreement.

ii.               Ownership.  Each Creditor Party is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of a Claim arising out of or relating to the Senior Notes, the Lease Certificates, the Lease Documents and/or other debt obligations owed by the Debtors.

iii.            Validity.  This Agreement has been duly executed and delivered by the Creditor Party and constitutes the legal, valid and binding agreement of the Creditor Party, enforceable against the Creditor Party in accordance with its terms.

iv.           No Conflict.  The execution, delivery and performance by the Creditor Party (when such performance is due) of this Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause v below, violate any provision of law, rule or regulation applicable to it or, in the case of an entity, any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it, or, where applicable, any of its subsidiaries is a party.

v.              Authorization of Governmental Authorities and Creditors.  No action by (including any authorization, consent or approval), in respect of, or filing

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with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by the Creditor Party pursuant to this Agreement; provided, that implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

vi.           No Reliance.  The Creditor Party (A) is a sophisticated party with respect to the subject matter of this Agreement, (B) has been represented and advised by legal counsel in connection with this Agreement, (C) has adequate information concerning the matters that are the subject of this Agreement, and (D) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as the Creditor Party has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that the Creditor Party has relied upon each other Party’s express representations, warranties and covenants in this Agreement, and the Creditor Party acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

vii.        Title.  As of the date hereof, the Creditor Party is the legal owner, beneficial owner and/or the investment advisor or manager for the legal or beneficial owner of the Claims in the aggregate principal amount set forth in the disclosure certificate which shall be provided to DH and Dynegy within three (3) Business Days of the execution of the Settlement Agreement (the “Disclosure Certificate”) (and in the case of a nominee, it has due and proper authorization to act on behalf of, and to bind, the beneficial owner of such Claims); provided, that the information contained in the Disclosure Certificate shall be maintained as confidential by DH, Dynegy and their financial advisors and legal counsel, except to the extent otherwise required by law or any rule or regulation of any exchange or regulatory authority; and provided further that, subject to Section 26 of this Agreement, DH and Dynegy may disclose the aggregate of all Claims held by the Creditor Parties.  The Creditor Party’s interest in the Claim is free and clear of any pledge, lien, security interest, charge, claim, equity, option, warrant, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrances of any kind, that would adversely affect in any way the Creditor Party’s performance of its obligations contained in the Settlement Agreement at the time such obligations are required to be performed.

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b.             Debtors’ Representations and Warranties.  To induce each other Party to enter into and perform its obligations under this Agreement, each Debtor hereby represents, warrants and acknowledges as follows:

i.                  Authority.  Subject to any Bankruptcy Court approval that may be required, (A) each of the Debtors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all the requisite corporate, partnership and limited liability company or other the power and authority to execute and deliver this Agreement and the other documents and instruments contemplated hereby to which the Debtors are contemplated to be parties and perform their obligations under this Agreement and the other documents and instruments contemplated hereby to which they are contemplated to be parties, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by such Debtors under this Agreement and the other documents and instruments contemplated hereby to which each such Debtor is contemplated to be a party and the consummation of the transactions contemplated herein and therein, have been duly authorized by all necessary action on the part of such Debtor, and no other actions or proceedings on the part of such Debtor are necessary to authorize and approve this Agreement.

ii.               Validity.  Subject to any Bankruptcy Court approval that may be required, this Agreement has been duly executed and delivered by the Debtors and constitutes the legal, valid and binding agreement of the Debtors, enforceable against the Debtors in accordance with its terms.

iii.            No Conflict.  Subject to any Bankruptcy Court approval that may be required, the execution, delivery and performance by the Debtors (when such performance is due) of this Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause iv below, violate any provision of law, rule or regulation applicable to the Debtors or any of their subsidiaries or the Debtors’ or their subsidiaries’ certificates of incorporation or bylaws or other organizational documents, or (B conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

iv.           Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, and any Bankruptcy Court approval that may be required for the Debtors’ authority to enter into and implement this Agreement, is required for, or in connection with, the valid and lawful authorization, execution,

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delivery and performance by the Debtors of this Agreement; provided that, implementation and consummation of the transactions contemplated herein may be subject to receipt of regulatory approvals pursuant to the Federal Power Act or similar state law.

v.              No Reliance.  Each of the Debtors (A) is a sophisticated party with respect to the matters that are the subject of this Agreement, (B) has had the opportunity to be represented and advised by legal counsel in connection with this Agreement, (C) has adequate information concerning the matters that are the subject of this Agreement, and (D) has independently and without reliance upon any other Party hereto, or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as such Debtor has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that the Debtors have relied upon each other Party’s express representations, warranties and covenants in this Agreement, which each of the Debtors enters, or as to which each Debtor acknowledges and agrees, voluntarily and of its own choice and not under coercion or duress.

c.             Representations and Warranties of Dynegy, DGIN and Dynegy Coal Holdco.  To induce each other Party to enter into and perform its obligations under this Agreement, each of Dynegy, DGIN and Dynegy Coal Holdco hereby represents, warrants and acknowledges as follows:

i.                  Authority.  (A) each of Dynegy, DGIN and Dynegy Coal Holdco is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all the requisite corporate, partnership, limited liability company or other power and authority to execute and deliver this Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party and perform its obligations under this Agreement and the other documents and instruments contemplated hereby to which it is contemplated to be a party, and to consummate the transactions contemplated herein and therein, and (B) the execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco under this Agreement and the other documents and instruments contemplated hereby to which each of Dynegy, DGIN and Dynegy Coal Holdco is contemplated to be a party, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary action (corporate, partnership, limited liability company or otherwise) on the party of Dynegy, DGIN and Dynegy Coal Holdco, and no other action or proceedings on the part of Dynegy, DGIN and Dynegy Coal Holdco are necessary to authorize and approve this Agreement or the other documents and instruments contemplated hereby

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to which Dynegy, DGIN and Dynegy Coal Holdco are contemplated to be parties or any of the transactions contemplated herein or therein.

ii.               Validity.  This Agreement has been duly executed and delivered by each of Dynegy, DGIN and Dynegy Coal Holdco and constitutes the legal, valid and binding agreement of each of Dynegy, DGIN and Dynegy Coal Holdco, enforceable against Dynegy, DGIN and Dynegy Coal Holdco in accordance with its terms.

iii.            No Conflict.  The execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco (when such performance is due) of this Agreement does not and shall not (A) subject to the actions, consents and filings referred to in clause iv below, violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its or their certificates of incorporation or bylaws or other organizational documents, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligations to which it or any of its subsidiaries is a party.

iv.           Authorization of Governmental Authorities.  No action by (including any authorization, consent or approval), in respect of, or filing with, any governmental authority or regulatory body, except such filing as may be necessary and/or required for disclosure by the Securities and Exchange Commission or pursuant to state securities or “blue sky” laws, is required for, or in connection with, the valid and lawful authorization, execution, delivery and performance by Dynegy, DGIN and Dynegy Coal Holdco of this Agreement.

v.              No Reliance.  Each of Dynegy, DGIN and Dynegy Coal Holdco A) is a sophisticated party with respect to the subject matter of this Agreement, (B) has been represented and advised by legal counsel in connection with this Agreement, (C) has adequate information concerning the matters that are the subject of this Agreement, and (D) has independently and without reliance upon any other Party hereto or any of their affiliates, or any officer, employee, agent or representative thereof, and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that each of Dynegy, DGIN and Dynegy Coal Holdco has relied upon each other Party’s express representations, warranties and covenants in this Agreement, which it enters, and each of Dynegy, DGIN and Dynegy Coal Holdco acknowledges that it has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

12.          Termination.  This Agreement and the obligations of the Parties hereunder shall terminate on the Plan Effective Date or the effective date of any other bankruptcy plan for DH, if not previously terminated pursuant to this Section 12.  This Agreement and the obligations of the Parties hereunder may be terminated (a)  by mutual written agreement of each of Dynegy, DH, a

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Majority of the Consenting Senior Noteholders, a Majority of the Consenting Lease Certificate Holders, and RCM, or (b) by any of (i) Dynegy, (ii) DH, (iii) a Majority of the Consenting Senior Noteholders, or (iv) a Majority of the Consenting Lease Certificate Holders, upon the occurrence of any of the following events; provided, that with respect to subparagraph 12.i. below, the obligations of the Parties under this Agreement may not be terminated by the breaching Party:

a.               termination of the Settlement Agreement;

b.              the Conforming Plan and Disclosure Statement shall not have been filed with the Bankruptcy Court on or prior to May 30, 2012;

c.               the Settlement Effective Date shall not have occurred prior to June 29, 2012;

d.              the Bankruptcy Court shall have failed to enter the Disclosure Statement Order on or prior July 15, 2012;

e.               the Bankruptcy Court shall have failed to enter the Confirmation Order on or prior to September 10, 2012;

f.                 the Plan Effective Date shall not have occurred by September 28, 2012;

g.              any court of competent jurisdiction or other competent governmental or regulatory authority shall have issued an order making it illegal or otherwise restricting, preventing or prohibiting the transactions contemplated by the Conforming Plan in a manner that cannot reasonably be remedied by Dynegy, the Debtors or the Creditor Parties;

h.              the appointment of a trustee, receiver, examiner with expanded powers, responsible person or responsible officer in any bankruptcy case of Dynegy; or

i.                  the occurrence of a material breach of this Agreement by any of the Parties of any of its obligations under this Agreement, and any such breach is either unable to be cured or is not cured within five (5) Business Days after receipt of written notice from any non-breaching Party delivered to all other Parties.

13.          Effect of Termination.  Upon termination of this Agreement in accordance with Section 12 hereof, all obligations of the Parties under this Agreement shall terminate and shall be of no further force and effect; provided, that any claim for breach of this Agreement shall survive termination and all rights and remedies with respect to such claim shall be neither waived nor prejudiced in any way by termination of this Agreement.  For the avoidance of doubt, a termination of this Agreement, in and of itself, shall not affect the Settlement Agreement.

14.          Individual Withdrawal Rights.  In addition to the termination rights set forth in Section 12, in the event that (i) the Conforming Plan and Disclosure Statement shall not have been filed with the Bankruptcy Court on or prior to May 30, 2012, (ii) the Settlement Effective Date shall not have occurred prior to June 29, 2012, (iii) the Bankruptcy Court shall have failed to enter the Disclosure Statement Order on or prior July 15, 2012, (iv) the Bankruptcy Court shall have failed

20

to enter the Confirmation Order on or prior to September 10, 2012, or (v) the Plan Effective Date shall not have occurred by September 28, 2012, any Consenting Senior Noteholder or Consenting Lease Certificate Holder may, in its individual capacity, terminate its obligations under this Agreement upon two (2) Business Days’ prior notice to DH, Dynegy, the Creditors’ Committee and the other Creditor Parties; provided, however, that any termination by such Consenting Senior Noteholder or Consenting Lease Certificate Holder pursuant to this Section 14 shall not affect the obligations of any other Party under this Agreement unless this Agreement is terminated pursuant to Section 12.

15.          Termination of Noteholder RSA.  As of the date hereof, the Noteholder RSA shall be deemed terminated and the parties thereto shall have no further obligations thereunder.

16.          Fiduciary Duties of Creditors’ Committee Members.  Notwithstanding anything to the contrary herein, if any Creditor Party serves on the Creditors’ Committee, then the terms of this Agreement shall not be construed to limit such Creditor Party’s exercise of fiduciary duties in its role as a member of the Creditors’ Committee, and any exercise of such fiduciary duties shall not be deemed to constitute a breach of this Agreement; provided, that service as a member of the Creditors’ Committee shall not relieve such Creditor Party in its non-committee capacity of its obligations under this Agreement

17.          Fiduciary Duties of Debtors.  The Debtors are not seeking Bankruptcy Court approval of the terms of this Agreement; provided, that this Agreement shall only be binding on the Debtors to the extent permissible in the absence of Bankruptcy Court approval.  The enforceability of this Agreement with respect to the Debtors shall have no effect on the enforceability of this Agreement against all other Parties hereto.

18.          Governing Law; Jurisdiction.

a.             THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

b.             By its execution and delivery of this Agreement, each of the Parties hereto irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought in the Bankruptcy Court.  By execution and delivery of this Agreement, each of the Parties irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court, generally and unconditionally, with respect to any such action, suit or proceeding, and waives any objection it may have to venue or the convenience of the forum.

c.             In the event the Bankruptcy Court does not have or refuses to exercise jurisdiction with respect to this Agreement and any disputes arising therefrom, any legal

21

action, suit, or proceeding against the Parties (or any of them) with respect to any matter under or arising out of or in connection with this Agreement, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the United States District Court for the Southern District of New York or courts of the State of New York located in the Borough of Manhattan, City of New York, and by execution and delivery of this Agreement, each Party irrevocably accepts and submits itself to the exclusive jurisdiction of the Bankruptcy Court and those courts.

19.          No Admission of Liability.  Each Party enters into this Agreement without admitting any liability or conceding any allegations not already expressly admitted.  This Agreement and its provisions shall not be offered or received in evidence in any action or proceeding as an admission or concession of liability or wrongdoing of any nature on the part of any Party except that it may be offered and received in evidence solely to enforce this Agreement.

20.          Third-Party Beneficiaries.  Nothing in this Agreement is intended to benefit or create any right or cause of action in or on behalf of any person other than the Parties hereto unless expressly set forth herein.  For the avoidance of doubt, the Lease Trustee is an intended third-party beneficiary of Sections 2.a., 5, 21 and 23 hereof and, subject to Section 27 of this Agreement, the Creditors’ Committee is an intended third-party beneficiary of Sections 2.a., 5, 7, 8, 21, 23, 27 and 30 hereof.

21.          Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by e-mail or electronic facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to Dynegy:
Dynegy Inc. Attention: Catherine Callaway 601 Travis — 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615 Facsimile: (713) 767-5181 E-mail: Catherine.Callaway@dynegy.com with a copy to:

White & Case LLP Attention: Thomas E Lauria 200 South Biscayne Boulevard Suite 4900 Miami, Florida 33131 Telephone: (305) 995-5282 Facsimile: (305) 358-5744 E-mail: tlauria@whitecase.com

22

If to DH:

Dynegy Holdings, LLC
Attention:  Catherine Callaway
601 Travis — 14th Floor

Houston, Texas 77002
Telephone:      (713) 767-4615
Facsimile:       (713) 767-5181

E-mail:  Catherine.Callaway@dynegy.com

and

Attention:  David Hershberg

E-mail:  david.hershberg@gmail.com.

c/o Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.
Rodney Square
1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325
E-mail:  jpatton@ycst.com

with a copy to:

Sidley Austin LLP Attention: James F. Conlan One South Dearborn Chicago, Illinois 60603 Telephone: (312) 853-6890 Facsimile: (312) 853-7036 E-mail: jconlan@sidley.com with a copy to:

Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.
Rodney Square
1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325
E-mail:  jpatton@ycst.com

If to the Ad Hoc Senior Noteholders Committee:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

23

Attention:  Andrew N. Rosenberg & Alice Belisle Eaton
1285 Avenue of the Americas

New York, New York 10019

Telephone:   (212) 373-3000

Facsimile:   (212) 757-3990

E-mail:  arosenberg@paulweiss.com & aeaton@paulweiss.com

If to Franklin Advisers:

Franklin Advisers, Inc.

Attention:  Ed Perks, Dick Kuersteiner and Piret Loone
One Franklin Parkway

San Mateo, California 94403

Facsimile:  (916) 463-1902

E-mail:  perksed@frk.com, dkuersteiner@frk.com and ploone@frk.com with a copy to:

Milbank, Tweed, Hadley & McCloy LLP

Attention:  Thomas Kreller and Brett Goldblatt

601 S. Figueroa Street

30th Floor

Los Angeles, California 90017

Telephone:  (213) 892-4000

Facsimile:  (213) 629-5063

E-mail:  tkreller@milbank.com and bgoldblatt@milbank.com

If to Oaktree Capital Management:

Oaktree Capital Management Attention: Kenneth Liang 333 South Grand Avenue, 28th Floor Los Angeles, California 90071 Facsimile: (213) 830-8522 E-mail: kliang@oaktreecapital.com

If to the Consenting Lease Certificate Holders:

c/o Cadwalader, Wickersham & Taft LLP Attention: George A. Davis & Josh Brant One World Financial Center New York, New York 10281 Telephone: (212) 501-6797 Facsimile: (212) 504-6666

24

E-mail: george.davis@cwt.com & josh.brant@cwt.com

If to the PSEG Entities:

Resources Capital Management Corporation

80 Park Plaza, T-20

Newark, New Jersey 07102

Attention: Scott S. Jennings

Telephone: (973) 430-8660

Facsimile: (973) 643-8385

E-mail:  scott.jennings@pseg.com

and

Attention:   Shawn P. Leyden

Telephone:  (973) 430-7698

Facsimile: (973) 643-8385

E-mail:  shawnp.leyden@pseg.com

with a copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, Illinois 60654

Attention: David J. Bradford

Telephone:  (312) 923-2975

Facsimile: (312) 840-7375

E-mail:  dbradford@jenner.com

and

Attention: Daniel R. Murray

Telephone number: 312-923-2953

Facsimile number 312-840-7353

E-mail:  dmurray@jenner.com

If to the Lease Trustee:

U.S. Bank National Association

Attention:  Pamela J. Wieder & Wayne F. Miller

60 Livingston Avenue

St. Paul, Minnesota 55107

Telephone:      (651) 495-3961
Facsimile:       (651) 495-8100

E-mail:  pamela.wieder@usbank.com and wayne.miller1@usbank.com

25

with a copy to:

Shipman & Goodwin LLP

Attention:  Ira H. Goldman & Marie C. Pollio
One Constitution Plaza

Hartford, Connecticut 06103
Telephone:      (860) 251-5820
Facsimile:       (860) 251-5214

E-mail:  igoldman@goodwin.com and mpollio@goodwin.com

with a copy to:

Cadwalader, Wickersham & Taft LLP
Attention:  George A. Davis & Josh Brant

One World Financial Center

New York, New York 10281

Telephone:      (212) 501-6797

Facsimile:       (212) 504-6666

E-mail:  george.davis@cwt.com & josh.brant@cwt.com

If to the Creditors’ Committee:

Akin Gump Strauss Hauer & Feld LLP Attention: Arik Preis One Bryant Park New York, NY 10036 Telephone: (212) 872-7418 Facsimile: (212) 872-1002 E-mail: apreis@akingump.com

22.          Entire Agreement.  This Agreement, including any exhibits, annexes and/or schedules hereto, constitutes the entire agreement between the Parties concerning the subject matter of this Agreement and supersedes all prior negotiations, agreements and understandings, whether written or oral, between and among the Parties concerning the subject matter of this Agreement.  The Parties hereto acknowledge that they are executing this Agreement without reliance on any representations, warranties or commitments other than those representations, warranties and commitments expressly set forth in this Agreement.

23.          Modification or Amendment.  This Agreement may be modified or amended only by written agreement executed by Dynegy, DH, a Majority of the Consenting Senior Noteholders, a Majority of the Consenting Lease Certificate Holders (or, solely in the case of any modifications or amendments adverse to the rights of the Lease Trustee contained in Sections 2.a., 5, 21 and 23 hereof, the Lease Trustee and not a Majority of the Consenting Lease Certificate Holders), and RCM, after consultation with the Creditors’ Committee; provided that the consent of the Creditors’ Committee shall also be required solely in respect of any

26

modification or amendment adverse to the rights of the Creditors’ Committee contained in Sections 2.a., 5, 7, 8, 21, 23, 27 and 30 hereof.

24.          Further Assurances.  From and after the date hereof, each of the Parties agrees to use their respective commercially reasonable efforts to execute or cause to be executed and deliver or cause to be delivered all such agreements, instruments and documents and take or cause to be taken all such further actions as the Parties may reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement and the Conforming Plan, and to consummate the transactions contemplated hereby and thereby.

25.          Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement is intended to bind and inure to the benefit of each of the Parties and each of their respective successors, assigns, heirs, executors, administrators and representatives.

26.          Public Disclosure.  Without limiting the prohibition on disclosure of the Disclosure Certificates contained in Section 11.a. of this Agreement (subject to the qualifications set forth in such Section 11.a.), the Creditor Parties hereby consent to the disclosure of the execution and contents of this Agreement by Dynegy or DH in the Conforming Plan, the Disclosure Statement and any other related documents, and any filings by Dynegy or DH with the Bankruptcy Court or the Securities and Exchange Commission, or as required by law or regulation; provided, that except as required by law or any rule or regulation of any securities exchange or any governmental agency, none of Dynegy, DH, or any other Debtor shall use the name of any Creditor Party or its affiliates, officers, directors, managers, stockholders, members, employees, partners, representatives and agents in any press release or filing with the Securities and Exchange Commission without the prior consent of such applicable Creditor Party.  Each of Dynegy, DH, and the other Debtors, on the one hand, and the Creditor Parties, on the other hand, shall (a) consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated by this Agreement, (b) provide to the other for review a copy of any such press release or public statement and (c) not issue any such press release or make any such public statement prior to such consultation and review and the receipt of the prior consent of the other Parties (which shall not be unreasonably withheld) unless required by applicable law or regulations of any applicable stock exchange or governmental authority, in which case, the Party or Parties required to issue the press release or make the public statement shall, prior to issuing such press release or making such public statement, use its reasonable best efforts to allow the other Parties reasonable time to comment on such release or statement to the extent practicable.

27.          Creditors’ Committee Consent Rights.  Notwithstanding anything to the contrary in this Agreement, in any circumstance where a provision of this Agreement requires the approval or consent of the Creditors’ Committee, such requirement shall only be in effect and enforceable to the extent that at the time such approval or consent is required, all then current members of the Creditors’ Committee are eligible to vote on the subject of such required approval or consent and, if so requested by a Party, counsel to the Creditors’ Committee provides confirmation of such eligibility; provided, that if at any time the approval or consent of the Creditors’ Committee is required and (i) fewer than all of the then current members of the Creditors’ Committee are at such time eligible to vote on the subject of the required approval or

27

consent or (ii)  counsel to the Creditors’ Committee is requested by a Party, but is unable, to provide confirmation of the eligibility of all then current members to vote with respect to such subject at such time, the Creditors’ Committee’s approval or consent rights shall, in such instance, instead be deemed to be consultation rights only.

28.          Interpretation.  This Agreement is the product of negotiations among the Parties, and the enforcement or interpretation of this Agreement is to be interpreted in a neutral manner; and any presumption with regard to interpretation for or against any Party by reason of that Party (or its counsel) having drafted or caused to be drafted this Agreement or any portion of this Agreement, shall not be effective in regard to the interpretation of this Agreement.

29.          Settlement Discussions.  This Agreement and the transactions contemplated herein are part of a proposed settlement among the Parties.  Nothing herein shall be deemed an admission of any kind.  To the extent provided by Federal Rule of Evidence 408, all applicable mediation privileges, and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

30.          Specific Performance.  It is understood and agreed by the Parties that money damages would be an insufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach, including, without limitation, an order of the Bankruptcy Court or other court of competent jurisdiction requiring any Party to comply promptly with any of its obligations hereunder; provided, that each Party agrees to waive any requirement for the securing or posting of a bond in connection with such remedy.

31.          Headings.  Titles and headings in this Agreement are inserted for convenience of reference only and are not intended to affect the interpretation or construction of this Agreement.

32.          Execution of Agreement.  This Agreement may be executed in counterparts, and by the different Parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original.  Delivery of an executed counterpart by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart.

33.          Concerning the Danskammer/Roseton OL Independent Manager of Danskammer OL LLC and Roseton OL LLC.  Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as independent manager of each of Danskammer OL LLC and Roseton OL LLC (in such capacities, collectively, the “Danskammer/Roseton OL Independent Manager”), and in no event shall Wilmington Trust Company in its individual capacity or as Danskammer/Roseton OL Independent Manager have any liability for the representations, warranties, covenants, agreements or other obligations of either of Danskammer OL LLC or Roseton OL LLC or any other Person hereunder or other documents delivered pursuant hereto.  For all purposes of this Agreement, in the performance of any duties or obligations of the Danskammer/Roseton OL Independent Manager hereunder, the Danskammer/Roseton OL Independent Manager shall be entitled to the benefits of the terms and

28

provisions of the Limited Liability Company Agreements of Danskammer OL LLC and Roseton OL LLC, as applicable.

29

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth above.

DYNEGY INC.

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY HOLDINGS, LLC

By:	/s/ David Hershberg
	Name:	David Hershberg
	Title:	Independent Member

DYNEGY GAS INVESTMENTS, LLC

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY COAL HOLDCO, LLC

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY DANSKAMMER, L.L.C.

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY ROSETON, L.L.C.

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY NORTHEAST GENERATION, INC.

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

HUDSON POWER, L.L.C.

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

2

RESOURCES CAPITAL MANAGEMENT CORPORATION

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	President

RESOURCES CAPITAL ASSET RECOVERY, L.L.C., SERIES DD AND SERIES DR

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

ROSETON OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
	Name:	Mark H. Brzoska
	Title:	Financial Services Officer

DANSKAMMER OL LLC

By: Wilmington Trust Company, not in its individual capacity, but solely as Independent Manager

By:	/s/ Mark H. Brzoska
	Name:	Mark H. Brzoska
	Title:	Financial Services Officer

3

ROSETON OP LLC

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

DANSKAMMER OP LLC

By:	/s/ Scott S. Jennings
	Name:	Scott S. Jennings
	Title:	Director

4

Arrowgrass Master Fund Ltd.

By: Arrowgrass Capital Partners (US) LP,
its agent and investment advisor

By:	/s/ Stephen Ellwood
	Name:	Stephen Ellwood
	Title:	Chief Compliance Officer

Arrowgrass Distressed Opportunities Fund Limited

By: Arrowgrass Capital Partners (US) LP,
its agent and investment advisor

By:	/s/ Stephen Ellwood
	Name:	Stephen Ellwood
	Title:	Chief Compliance Officer

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

BLUEMOUNTAIN DISTRESSED MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

5

HUMPHREYS PEAK, LLC

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

BLUEMOUNTAIN LONG/SHORT CREDIT MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

BLUEMOUNTAIN STRATEGIC CREDIT MASTER FUND L.P.

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

BLUEMOUNTAIN TIMBERLINE, LTD.

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

6

BLUEMOUNTAIN LONG/SHORT CREDIT AND DISTRESSED REFLECTION FUND P.L.C., a sub-fund of AAI BLUEMOUNTAIN FUND P.L.C.

By: BLUEMOUNTAIN CAPITAL
MANAGEMENT, LLC, Investment Adviser

By:	/s/ Paul A. Friedman
	Name:	Paul A. Friedman
	Title:	VP/Deputy General Counsel

JPMorgan Chase Bank N.A.,
as Trustee to Certain Commingled Pension Trust
Funds that are Lease Certificate Holders

By:	/s/ James P. Shanahan, Jr.
	Name:	James P. Shanahan, Jr.
	Title:	Managing Director

J.P. Morgan Investment Management Inc.,
as Investment Manager and Agent for Certain
Lease Certificate Holders

By:	/s/ James P. Shanahan, Jr.
	Name:	James P. Shanahan, Jr.
	Title:	Managing Director

7

Metropolitan West Asset Management, LLC solely on behalf of the following accounts and funds for which it is the investment adviser: Steelworkers Pension Trust, Oklahoma Employees Retirement System (OPERS); Oklahoma Employees Retirement System (URSJJ); MetWest Total Return Bond Fund; MetWest High Yield Bond Fund; MetWest Strategic Income Fund; Absolute Strategies Fund (Total Return); Absolute Strategies Fund (Opportunistic); Absolute Strategies Fund (Opportunistic/Distressed); and Pictet Funds (LUX) — US High Yield, as a CERTIFICATEHOLDER

By:	/s/ David B. Lippman
	Name:	David B. Lippman
	Title:	Chief Executive Officer

TCW Asset Management Company solely on behalf of the following account for which it is the investment adviser: TCW High Yield II, L.P., a CERTIFICATEHOLDER

By:	/s/ David B. Lippman
	Name:	David B. Lippman
	Title:	Group Managing Director

By:	/s/ Stephen Kane
	Name:	Stephen M, Kane
	Title:	Group Managing Director

8

TCW Asset Management Company solely on behalf of the following account for which it is the investment adviser: TCW High Yield Bond Fund and TCW Strategic Income Fund, each a CERTIFICATEHOLDER

By:	/s/ David B. Lippman
	Name:	David B. Lippman
	Title:	Group Managing Director

By:	/s/ Stephen Kane
	Name:	Stephen M, Kane
	Title:	Group Managing Director

9

FRANKLIN ADVISORS, INC.

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager
Dir. Core/Hybrid Portfolio Management

MARINER LDC

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

CASPIAN CAPITAL PARTNERS, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

CASPIAN ALPHA LONG CREDIT FUND, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

10

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

CASPIAN HLSCI, LLC

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

SUPER CASPIAN CAYMAN FUND LIMITED

By:	/s/ Richard Holahan
	Name:	Richard Holahan
	Title:	Authorized Signatory

AEGON USA Investment Management, LLC

By:	/s/ James H. Rich
	Name:	James H. Rich, III
	Title:	Authorized Signatory

AVENUE INVESTMENTS, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

11

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

AVENUE INTERNATIONAL MASTER, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Director

AVENUE CDP GLOBAL OPPORTUNITIES FUND, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	Member

Venor Capital Master Fund Ltd.
By:	Venor Capital Management LP
Its:	Investment Manager

By:	/s/ Michael J. Wartell
	Name:	Michael J. Wartell
	Title:	Co-Chief Investment Officer

12

OAKTREE HUNTINGTON INVESTMENT FUND, L.P.

By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Mark Rochelli
	Name:	Mark Rochelli
	Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII, L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Mark Rochelli
	Name:	Mark Rochelli
	Title:	Senior Vice President

13

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Mark Rochelli
	Name:	Mark Rochelli
	Title:	Senior Vice President

OAKTREE OPPORTUNITIES FUND VIII (PARALLEL 2), L.P.

By:	Oaktree Opportunities Fund VIII GP, L.P.
Its:	General Partner

By:	Oaktree Opportunities Fund VIII GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Mark Rochelli
	Name:	Mark Rochelli
	Title:	Senior Vice President

14

OAKTREE VALUE OPPORTUNITIES FUND, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Kenneth Liang
	Name:	Kenneth Liang
	Title:	Managing Director

By:	/s/ Mark Rochelli
	Name:	Mark Rochelli
	Title:	Senior Vice President

OAKTREE SENIOR LOAN FUND, L.P.

By:	Oaktree Senior Loan Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP II, L.P.
Its:	General Partner

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

15

OAKTREE CAPITAL MANAGEMENT, L.P., solely as agent and on behalf of certain fund and accounts it manages

By:	/s/ Desmund Shirazi
	Name:	Desmund Shirazi
	Title:	Managing Director

16

AGREED AND ACKNOWLEDGED
(as to Sections 2(a)(i), 2(a)(iii) and 5):

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement

By:	/s/ Pamela J. Wieder
	Name:	Pamela J. Wieder
	Title:	Vice President

17

EXHIBIT A

FORM OF JOINDER TO PLAN SUPPORT AGREEMENT

JOINDER TO PLAN SUPPORT AGREEMENT

This Joinder to the Plan Support Agreement (the “PSA”), dated as of May 1, 2012, by and among Dynegy Inc., Dynegy Gas Investments, LLC, Dynegy Coal Holdco, LLC, the Debtors(1) and the Creditor Parties (collectively, the “Parties”), is executed and delivered by                       (the “Joining Party”) as of                       ,            .

1.                                       Agreement to be Bound.  The Joining Party hereby agrees to assume, be bound by and timely perform all of the terms and provisions of the PSA attached to this Joinder as Annex 1 (as the same may be hereafter amended, restated or otherwise modified from time to time), as though such Joining Party were a “[Consenting Senior Noteholder/Consenting Lease Certificate Holder]” for all purposes under the PSA, and shall hereafter be deemed to have all of the rights and obligations of, and to be, a “[Consenting Senior Noteholder/Consenting Lease Certificate Holder]” and a “Party” for all purposes under the PSA.

2.                                       Representations and Warranties.  With respect to all Claims held by the Joining Party (which the Joining Party has listed in full on Annex 2 hereto), all related rights and causes of action arising out of or in connection with or otherwise relating to such Claims, the Joining Party hereby makes all of the representations and warranties of the Creditor Parties set forth in the PSA to each other Party to the PSA, including, without limitation, the representations and warranties set forth in Section 11.a. of the PSA.

3.                                       Governing Law.  This Joinder shall be governed by and construed in accordance with the laws of the State of New York, without regard to such state’s choice of law provisions which would require the application of the law of any other jurisdiction.  By its execution and delivery of this Joinder, the Joining Party irrevocably and unconditionally agrees for itself that the Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of or in connection with this Joinder, and irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to such matters.

[NAME OF JOINING PARTY]

By:
Name:
Title:

(1)  Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the PSA.

ANNEX B

DYNEGY ENTITY JOINDER

DYNEGY ENTITY JOINDER

Joinder (this “Joinder”) to the Settlement Agreement, dated as of May 1, 2012 (the “Settlement Agreement”), by and among (i) Dynegy Inc. (“Dynegy”), (ii) Dynegy Gas Investments, LLC (“DGIN”), (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iv) Dynegy Holdings, LLC (“DH”), (v) Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”), (vi) Dynegy Roseton, L.L.C. (“Dynegy Roseton”), (vii) Dynegy Northeast Generation, Inc. (“DNE”), (viii) Hudson Power, LLC (“Hudson”; each of DH, Dynegy Danskammer, Dynegy Roseton, DNE and Hudson are debtors and debtors in possession in the jointly administered chapter 11 cases styled as In re Dynegy Holdings, LLC et al., Case No. 11-38111 (CGM), and are collectively referred to herein as the “Debtors”), (ix) the beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH who are parties thereto, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”), (x) Resources Capital Management Corporation (“RCM”), Resources Capital Asset Recovery, L.L.C., Series DD and Series DR, Roseton OL LLC, Danskammer OL LLC, Roseton OP LLC and Danskammer OP LLC (collectively, the “PSEG Entities”), and (xi)  U.S. Bank National Association, not in its individual capacity but solely as successor indenture trustee under the Lease Indentures and successor pass through trustee under the Pass Through Trust Agreement, as directed by a majority of, and on behalf of all, the Lease Certificate Holders, (the “Lease Trustee”) (each of the entities in (i)-(xi) above, a “Party” and collectively, the “Parties”).  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Settlement Agreement.

1.                                      Agreement to be Bound.  Each of the undersigned (the “Joining Parties,” and each a “Joining Party”) hereby agrees to join and be bound by the terms of the Settlement Agreement, but solely to the extent that:  (a) it agrees to be bound by the releases set forth in (x) Section II.h. of the Settlement Agreement, a copy of which is attached to this Joinder as Exhibit A (as the same has been or may hereafter be amended, restated or otherwise modified from time to time in accordance with the provisions thereof), as a “DH Releasing Party,” (y) Section II.j. of the Settlement Agreement, as a “Dynegy and Debtor Releasing Party,” and (z) Section II.k of the Settlement Agreement, as a “Dynegy Releasing Party,” in each case subject to the terms and conditions of, and solely to the extent provided under, the Settlement Agreement; and (b) it shall be entitled to the benefits of the releases set forth in Section II.i. of the Settlement Agreement, as a “Dynegy Released Party” and/or a “DH Released Party,”and II.k of the Settlement Agreement, as a “DH Releasing Party,” subject to the terms and conditions of, and solely to the extent provided under, the Settlement Agreement.

2.                                      Representations.  Each Joining Party makes the representations and warranties set forth in Section III.c.(iii) of the Settlement Agreement to each Party.

3.                                      Governing Law.  This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

PRIVILEGED & CONFIDENTIAL
SETTLEMENT DISCUSSIONS - SUBJECT TO F.R.E. 408

4.                                      Notice.  All notices and other communications given or made pursuant to the Settlement Agreement shall be sent to:

If to Dynegy:
Dynegy Inc. Attention: Catherine Callaway 601 Travis — 14th Floor Houston, Texas 77002 Telephone: (713) 767-4615 Facsimile: (713) 767-5181 E-mail: Catherine.Callaway@dynegy.com

with a copy to:	White & Case LLP Attention: Thomas E Lauria 200 South Biscayne Boulevard Suite 4900 Miami, Florida 33131 Telephone: (305) 995-5282 Facsimile: (305) 358-5744 E-mail: tlauria@whitecase.com

If to DH:

Dynegy Holdings, LLC
Attention:  Catherine Callaway
601 Travis — 14th Floor

Houston, Texas 77002
Telephone:         (713) 767-4615
Facsimile:          (713) 767-5181

E-mail:  Catherine.Callaway@dynegy.com

and

Attention:  David Hershberg

E-mail:  david.hershberg@gmail.com.

c/o Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.
Rodney Square
1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325
E-mail:  jpatton@ycst.com

2

with a copy to:
Sidley Austin LLP Attention: James F. Conlan One South Dearborn Chicago, Illinois 60603 Telephone: (312) 853-6890 Facsimile: (312) 853-7036 E-mail: jconlan@sidley.com with a copy to:

Young Conaway Stargatt & Taylor, LLP

Attention:  James L. Patton, Jr.
Rodney Square
1000 North King Street

Wilmington, Delaware 19801

Telephone:  (302) 571-6684

Facsimile:  (302) 576-3325
E-mail:  jpatton@ycst.com

If to the Ad Hoc Senior Noteholders Committee:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
Attention:  Andrew N. Rosenberg & Alice Belisle Eaton
1285 Avenue of the Americas

New York, New York 10019

Telephone:   (212) 373-3000

Facsimile:   (212) 757-3990

E-mail:  arosenberg@paulweiss.com & aeaton@paulweiss.com

If to Franklin Advisers:

Franklin Advisers, Inc.

Attention:  Ed Perks, Dick Kuersteiner and Piret Loone
One Franklin Parkway

San Mateo, California 94403

Facsimile:  (916) 463-1902

E-mail:  perksed@frk.com, dkuersteiner@frk.com and ploone@frk.com with a copy to:
Milbank, Tweed, Hadley & McCloy LLP Attention: Thomas Kreller and Brett Goldblatt

3

601 S. Figueroa Street 30th Floor Los Angeles, California 90017 Telephone: (213) 892-4000 Facsimile: (213) 629-5063 E-mail: tkreller@milbank.com and bgoldblatt@milbank.com

If to Oaktree Capital Management:
Oaktree Capital Management Attention: Kenneth Liang 333 South Grand Avenue, 28th Floor Los Angeles, California 90071 Facsimile: (213) 830-8522 E-mail: kliang@oaktreecapital.com
If to the Lease Trustee:

U.S. Bank National Association

Attention:  Pamela J. Wieder & Wayne F. Miller

60 Livingston Avenue

St. Paul, Minnesota 55107

Telephone:          (651) 495-3961
Facsimile:           (651) 495-8100

E-mail:  pamela.wieder@usbank.com and wayne.miller1@usbank.com with a copy to:

Shipman & Goodwin LLP

Attention:  Ira H. Goldman & Marie C. Pollio
One Constitution Plaza

Hartford, Connecticut 06103
Telephone:         (860) 251-5820
Facsimile:           (860) 251-5214

E-mail:  igoldman@goodwin.com and mpollio@goodwin.com

with a copy to:

c/o Cadwalader, Wickersham & Taft LLP
Attention:  George A. Davis & Josh Brant

One World Financial Center

New York, New York 10281

Telephone:   (212) 501-6797

Facsimile:   (212) 504-6666

E-mail:  george.davis@cwt.com & josh.brant@cwt.com

4

If to the PSEG Entities:

Resources Capital Management Corporation

80 Park Plaza, T-20

Newark, New Jersey 07102

Attention: Scott S. Jennings

Telephone: (973) 430-8660

Facsimile: (973) 643-8385

E-mail:  scott.jennings@pseg.com

and

Attention:   Shawn P. Leyden

Telephone:  (973) 430-7698

Facsimile: (973) 643-8385

E-mail:  shawnp.leyden@pseg.com

with a copy to:

Jenner & Block LLP

353 North Clark Street

Chicago, Illinois 60654

Attention: David J. Bradford

Telephone:  (312) 923-2975

Facsimile: (312) 840-7375

E-mail:  dbradford@jenner.com

and

Attention: Daniel R. Murray

Telephone number: 312-923-2953

Facsimile number 312-840-7353

E-mail:  dmurray@jenner.com

If to the Lease Trustee:

U.S. Bank National Association

Attention:  Pamela J. Wieder & Wayne F. Miller

60 Livingston Avenue

St. Paul, Minnesota 55107

Telephone:          (651) 495-3961
Facsimile:           (651) 495-8100

E-mail:  pamela.wieder@usbank.com and wayne.miller1@usbank.com

5

with a copy to:

Shipman & Goodwin LLP

Attention:  Ira H. Goldman & Marie C. Pollio
One Constitution Plaza

Hartford, Connecticut 06103
Telephone:         (860) 251-5820
Facsimile:           (860) 251-5214

E-mail:  igoldman@goodwin.com and mpollio@goodwin.com

with a copy to:

Cadwalader, Wickersham & Taft LLP
Attention:  George A. Davis & Josh Brant

One World Financial Center

New York, New York 10281

Telephone:   (212) 501-6797

Facsimile:   (212) 504-6666

E-mail:  george.davis@cwt.com & josh.brant@cwt.com

If to the Creditors’ Committee:
Akin Gump Strauss Hauer & Feld LLP Attention: Arik Preis One Bryant Park New York, NY 10036 Telephone: (212) 872-7418 Facsimile: (212) 872-1002 E-mail: apreis@akingump.com

6

IN WITNESS WHEREOF, the Joining Parties have executed this Joinder as of the date set forth above.

ILLINOVA CORPORATION, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY GAS IMPORTS, LLC, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY GLOBAL LIQUIDS, INC., as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY GASCO HOLDINGS, LLC, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

7

DYNEGY ADMINISTRATIVE SERVICES COMPANY, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY OPERATING COMPANY, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY GAS HOLDCO, LLC, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY POWER MARKETING, LLC, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

DYNEGY MARKETING AND TRADE, LLC, as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

8

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C., as Joining Party

By:	/s/ Robert C. Flexon
	Name:	Robert C. Flexon
	Title:	President and Chief Executive Officer

9

ANNEX C

SETTLEMENT APPROVAL MOTION

Hearing Date: May 21, 2012 at 11:00 a.m. (ET)

Objection Deadline: May 11, 2012 at 5:00 p.m. (ET)

SIDLEY AUSTIN LLP

787 Seventh Avenue

New York, New York 10019

Telephone: (212) 839-5300

Facsimile:  (212) 839-5599

James F. Conlan (admitted pro hac vice)

Jeffrey E. Bjork (admitted pro hac vice)

Paul S. Caruso

Matthew A. Clemente (admitted pro hac vice)

Joel G. Samuels (admitted pro hac vice)

Brian J. Lohan (admitted pro hac vice)

Counsel for Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------------------	x
:
In re:	:	Chapter 11
:
DYNEGY HOLDINGS, LLC, et al.,(1)	:	Case No. 11-38111 (CGM)
:
	:	Jointly Administered
Debtors.	:
----------------------------------------------------------	x

DEBTORS’ MOTION FOR APPROVAL OF SETTLEMENT BETWEEN THE
DEBTORS AND THE SETTLEMENT PARTIES PURSUANT TO RULE 9019 OF THE
FEDERAL RULES OF BANKRUPTCY PROCEDURE

Dynegy Holdings, LLC (“DH”) and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (each a “Debtor” and collectively, the

(1)  The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Dynegy Holdings, LLC (8415); Dynegy Northeast Generation, Inc. (6760); Hudson Power, L.L.C. (NONE); Dynegy Danskammer, L.L.C. (9301); and Dynegy Roseton, L.L.C. (9299).  The location of the Debtors’ corporate headquarters and the service address for Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc. and Hudson Power, L.L.C. is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002.  The location of the service address for Dynegy Roseton, L.L.C. is 992 River Road, Newburgh, New York 12550.  The location of the service address for Dynegy Danskammer, L.L.C. is 994 River Road, Newburgh, New York 12550.

“Debtors”), hereby submit this motion (the “Motion”) seeking entry of an order pursuant to Rule 9019(a) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) approving the settlement by and among:  (i) DH and each of the other Debtors in the above-captioned jointly administered chapter 11 cases (the “Chapter 11 Cases”); (ii) Dynegy Inc. (“Dynegy”); (iii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”); (iv) Dynegy Gas Investments, LLC (“DGIN”), a wholly-owned non-debtor subsidiary of DH; (v) U.S. Bank National Association, not in its individual capacity but solely in its capacity as successor indenture trustee under the Lease Indentures(2) and as successor pass through trustee under the Pass Through Trust Agreement, as directed by a majority of, and on behalf of all, the Lease Certificate Holders (the “Lease Trustee”); (vi) Danskammer OL LLC, Roseton OL LLC, Danskammer OP LLC, Roseton OP LLC, Resources Capital Management Corporation (“RCM”), and Resources Capital Asset Recovery, L.L.C., Series DD and Series DR (collectively, the “PSEG Entities”); and (vii) a group of beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”) (each a “Settlement Party” and, collectively, the “Settlement Parties”).(3)  In support of this Motion, the Debtors respectfully represent as follows:

(2)  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement.

(3)  The statements made in this Motion are for settlement purposes only and shall be without prejudice to any current or future position any Settlement Party make take in any future litigation involving related or unrelated matters, including litigation of the matters described in this Motion in the event the relief requested herein is denied.

RELIEF REQUESTED

1.             By this Motion, the Debtors request that the Court enter an order pursuant to Rule 9019(a) of the Bankruptcy Rules authorizing and approving the proposed settlement between and among the Settlement Parties described herein.

2.             Almost immediately following the issuance of the Examiner Report, at the March 12th status conference, the Court ordered the significant parties in these Chapter 11 Cases into mediation under the aegis of Mr. Susheel Kirpalani in his capacity as mediator under the Examiner Order.  Those parties responded to the Court’s directive, and after weeks of intense, good-faith negotiations facilitated by Mr. Kirpalani and his advisors, an agreement was reached among the Settlement Parties, with the support of the Creditors’ Committee, resolving virtually all of the key claims and causes of action implicated in these Chapter 11 Cases (the “Settlement”), as evidenced by the Settlement Agreement attached hereto as Exhibit A and incorporated herein by reference (the “Settlement Agreement”).(4)  Notably, the Settlement Parties include creditors holding or otherwise asserting senior claims against DH in the aggregate amount of approximately $2.6 billion.  By contrast, Claren Road and DO S1 (who are not parties to the Settlement Agreement and have indicated they may oppose it) hold a fraction of the $200 million of outstanding Subordinated Notes,(5) and thus represent a very

(4)  In addition to the Settlement Parties and the Creditors’ Committee, representatives of the Consenting Lease Certificate Holders (as defined in the Settlement Agreement), Wilmington Trust, N.A. as indenture trustee for the Senior Notes (“Wilmington Trust”), Wells Fargo Bank, N.A. as successor indenture trustee under the Subordinated Debenture Indenture dated as of May 28, 1997 (“Wells Fargo”),  Claren Road Asset Management (“Claren Road”), and CQS DO S1 Limited (now apparently known as DO S1 Limited) (“DO S1” and, together with Claren Road, the “Subordinated Holders”) also participated in the Mediation.

(5)  According to a pleading filed by DO S1 in these Chapter 11 Cases, DO S1 and Claren Road collectively hold approximately $68.6 million ($48.9 million held by DO S1, and $19.7 million held by Claren Road) of the principal amount of the Subordinated Notes.  See CQS DO S1 Limited’s Objection to the Second Amended Disclosure Statement Related to the Second Amended Chapter 11 Plan of Reorganization Proposed by Dynegy Holdings, LLC and Dynegy Inc. filed on March 9, 2012 [Docket No. 491], ¶ 9.

small (and subordinated to the payment in full of certain senior debt) constituency with a relatively limited investment in these Chapter 11 Cases in comparison to the billions of dollars of claims held by the creditors who are Settlement Parties.

3.             The Settlement Agreement memorializes the broad terms of the Settlement that were read into the record by the Debtors at the hearing before this Court on April 4, 2012 (the “April 4 Hearing”).  Consistent with the terms described to the Court at the April 4 Hearing, the Settlement contains two interrelated agreements resolving, among other things, (i) all potential claims and causes of action between DH’s estate and its parent, Dynegy, including with respect to the CoalCo Transaction (defined below), and (ii) the litigation surrounding the nature and amount of the Lease Trustee’s lease rejection damages claims against DH, Dynegy Danskammer, L.L.C. (“Dynegy Danskammer”) and Dynegy Roseton, L.L.C. (“Dynegy Roseton”).  Approval of the Settlement will immediately result in the return of substantial assets to the DH estate that will be available for distribution to DH’s general unsecured creditors, eliminate the substantial costs, delay, and uncertainty associated with litigating the issues being resolved by the Settlement, and permit the Debtors to move forward with a revised plan of reorganization for DH (when filed, the “Amended DH Plan”) that enjoys the overwhelming support of DH’s creditor constituencies, including the Creditors’ Committee.

4.             As described below, the Settlement clearly satisfies every relevant test for approval of a compromise under Bankruptcy Rule 9019.  The Settlement:

•                  Represents a reasonable balance between the risks of litigating the underlying disputes and the concrete benefits of settlement;

•                  Avoids multiple, complex and costly litigations and provides certain recoveries;

•                  Benefits many of the Debtors’ creditor constituencies as well as the Debtors’ estates as a whole by advancing the reorganization process;

•                  Is supported by an overwhelming majority of the relevant parties in interest in these Chapter 11 Cases, including the Creditors’ Committee;

•                  Is the product of good faith, arm’s-length negotiations by and among sophisticated parties, pursuant to the Court-approved Mediation presided over by the Examiner as mediator; and

•                  Has been independently reviewed and approved by the Independent Manager of DH, Mr. David Hershberg, who is being advised by his own separate and independent counsel.

5.             For all of these reasons, and for the reasons set forth below, the Debtors respectfully request that the Court grant the relief requested in this Motion, approve the Settlement pursuant to Bankruptcy Rule 9019, and authorize the Debtors to enter into and consummate the Settlement Agreement.

BACKGROUND

A.                                    The Pre-Petition Transactions

6.             On August 5, 2011, certain subsidiaries of DH completed an organizational and financial restructuring (the “August 2011 Restructuring”).  As a result of the August 2011 Restructuring, (i) certain of DH’s indirectly owned coal-fired power plants were held by Dynegy Midwest Generation, LLC (“CoalCo”) and (ii) substantially all of Dynegy Holdings’ indirectly held gas-fired power plants were held by Dynegy Power, LLC (“GasCo”).  As part of the August 2011 Restructuring, DGIN was formed as a wholly-owned subsidiary of DH.  As an intermediate holding company, DGIN owned 100 percent of the outstanding membership interests in Dynegy Coal Holdco, which owned 100 percent of the membership interests in Dynegy Coal Investments Holdings, LLC (“Coal HoldCo”), a holding company that in turn owns all of the membership interests in CoalCo.

7.             In connection with the August 2011 Restructuring, on August 5, 2011, certain of DH’s indirect subsidiaries entered into two new credit facilities consisting of a $1.1 billion, five-year senior secured term loan facility available to GasCo (the “GasCo Term Loan Facility”), and a $600 million, five-year senior secured term loan facility available to CoalCo (the “CoalCo Term Loan Facility” and, together with the GasCo Term Loan Facility, the “New Credit Facilities”).  The New Credit Facilities replaced DH’s existing credit facility, allowing it to avoid covenant default risks under that facility, obtain additional liquidity, better align its asset base, and maximize its flexibility to address additional potential debt restructuring alternatives.

8.             Subsequent to the August 2011 Restructuring, on September 1, 2011, DGIN transferred 100% of the membership interests in Dynegy Coal Holdco and its subsidiaries (collectively the “CoalCo Assets”) to Dynegy (the “CoalCo Transaction” and, together with the August 2011 Restructuring, the “Prepetition Restructurings”).  As consideration for the transfer of the CoalCo Assets, Dynegy entered into a contractual undertaking (the “Undertaking”), under which it agreed to make certain payments to DGIN with a present value, as determined by Dynegy, of $1.25 billion (the then current equity value of the CoalCo Assets as determined by Dynegy), in amounts and at times that correspond to DH’s obligations to make payments of principal and interest under its $1.1 billion of 2019 Notes and its $175 million of 2026 Notes.  DGIN, in turn, assigned the Undertaking to DH (the “Assignment”) in exchange for a $1.25 billion inter-company note issued by DH to DGIN that matures in 2027 (the “DH Note”).  As a condition to Dynegy’s consent to the Assignment, the Undertaking was amended and restated to be by and between DH and Dynegy (as so amended and restated, the “Undertaking Agreement”).

9.             Various parties, including an ad hoc committee of holders of the Senior Notes, the Lease Trustee, and certain of the PSEG Entities, subsequently commenced certain Prepetition Litigation (as defined and described in the Settlement Agreement), in which they brought causes of action against DH, Dynegy, their respective board members and certain other non-debtor affiliates challenging the validity of the Prepetition Restructurings.  After Dynegy’s proposed exchange offer was withdrawn, the Debtors commenced these Chapter 11 Cases on November 7, 2011 (the “Petition Date”).

B.                                    The Examiner Motion; Appointment of Susheel Kirpalani as Examiner

10.           Shortly after the Petition Date, on November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code [Docket No. 48] (the “Examiner Motion”).  The Examiner Motion alleged that, among other things, certain pre-petition transactions, including the Prepetition Restructurings, were improper and constituted fraudulent transfers, and that the approval of such transactions involved breaches of the fiduciary duties of the directors and officers of Dynegy and DH.  At the hearing on the Examiner Motion, the Court indicated that it would grant the relief requested in the Examiner Motion and directed the parties to submit a form of order (see Transcript of December 16, 2011 Hearing [Docket No. 237] at 108-112), and on December 29, 2011, the Court entered an agreed order for the appointment of an examiner [Docket No. 276] (the “Examiner Order”).

11.           On January 11, 2012, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed Susheel Kirpalani (the “Examiner”) to serve as the examiner [Docket No. 308] pursuant to the terms of the Examiner Order, and the Court approved the appointment on January 12, 2012 [Docket No. 318].  The Examiner Order directed the Examiner to “conduct an unfettered investigation of the Debtors” and to issue a report within 60 days of his appointment “with respect to:  (i) the conduct of the Debtors in connection with the pre-petition 2011 restructuring and reorganization of the Debtors and their non-Debtor affiliates (including, without limitation, pre-petition transactions); (ii) any possible fraudulent conveyances; and (iii) whether DH is capable of confirming a chapter 11 plan.”  (Examiner Order at 2) (emphasis removed).

12.           After conducting an investigation, on March 9, 2012, the Examiner filed a redacted copy of his report [Docket No. 490] (the “Examiner Report”), and provided an unredacted copy of the Examiner Report to the Court.  In the Examiner Report, the Examiner asserted that the CoalCo Transaction was an actual fraudulent transfer and, if DH was insolvent at the time, a constructive fraudulent transfer (see Examiner Report at 119-29), and further concluded that the board of DH breached its fiduciary duties to DH’s creditors by approving the transfer (see Examiner Report at 132-43).

13.           The Examiner expressly observed that DH’s solvency presented a “material and gating issue” (Examiner Report at 107) and indicated that the allegations regarding the existence of claims for constructive fraudulent transfer or breach of fiduciary duty would ultimately depend on DH’s solvency at the time of the transfer.  For purposes of the Examiner Report, the Examiner based a significant number of his findings upon the assumption that DH was insolvent at the time of the CoalCo Transaction.

14.           The Examiner also concluded that the matters he investigated did not support a finding of fraudulent intent as to the CoalCo Transaction, and did not support a finding of wrongful conduct at all as to particular aspects of the Prepetition Restructurings.  For instance, the Examiner expressly stated that there was no evidence that the Debtors, or any of their directors, officers, affiliates or agents, acted with an intent to defraud.  (See Examiner

Report at 124).  In addition, the Examiner determined that the “ring fencing” and financing of CoalCo (as part of the August 2011 Restructuring) was not fraudulent or improper.  (See Examiner Report at 2, 115-17.)  Additionally, the Examiner found that “there were legitimate tax reasons for the conversion of Dynegy Holdings [from a corporation] to an LLC.”  (Examiner Report at 82.)

15.           On March 20, 2012, Dynegy filed a preliminary response to the Examiner Report [Docket No. 539] (the “Dynegy Examiner Response”), in which it contested significant portions of the Examiner Report, including the Examiner’s “gating” assumption regarding DH’s insolvency at the time of the CoalCo Transaction, the legal and factual analysis regarding the allegations of breach of fiduciary duty, and the analysis and conclusions regarding the allegation that the CoalCo Transaction constituted a fraudulent transfer.

C.                                    The Rejection of the Danskammer & Roseton Facility Leases

16.           On or about May 8, 2001 (the “Closing Date”), Dynegy Danskammer and Dynegy Roseton (together, the “Debtor Lessees” and individually, each a “Debtor Lessee”) each entered into a sale-and-leaseback transaction pertaining to, respectively, Danskammer power-generating Units 3 and 4 (the “Danskammer Facility”) and Roseton power-generating Units 1 and 2 (the “Roseton Facility”, and together with the Danskammer Facility, the “Facilities”).

17.           On the Closing Date, two special purpose entities — Danskammer OL LLC and Roseton OL LLC (each, an “Owner Lessor” and collectively, the “Owner Lessors”) — purchased the Danskammer Facility and the Roseton Facility, respectively, and in each case an interest in the related common facilities, from Dynegy Danskammer and Dynegy Roseton, respectively.  The Owner Lessors are indirect subsidiaries of RCM.

18.           The purchase price of the Danskammer Facility was approximately $300 million.  The purchase price of the Roseton Facility was approximately $620 million.  To fund their purchases of the respective Facilities from Dynegy Danskammer and Dynegy Roseton, the Owner Lessors used approximately $120 million in equity funding, plus additional amounts necessary to close the sale, from certain of the other PSEG Entities, and financed the remainder of the purchase price and related transaction expenses by issuing notes to two pass-through trusts.  The pass-through trusts purchased the notes with the proceeds from the sale of certificates representing fractional undivided interests in the pass-through trusts (as subsequently replaced by registered certificates, the “Lease Certificates”) to certain third parties (the current holders of the Lease Certificates, the “Lease Certificate Holders”).  In particular, Roseton OL LLC issued an aggregate of $64,325,000 in 7.27% Series A Notes (since retired) and $475,075,000 in 7.67% Series B Notes, and Danskammer OL LLC issued an aggregate of $185,675,000 in 7.27% Series A Notes (since retired) and $75,325,000 in 7.67% Series B Notes.  The $550.4 million aggregate principal amount of the Series B Notes remains outstanding, and these Notes are held, together with the Lease Certificates, for the benefit of the Lease Certificate Holders by the Lease Trustee.  The Lease Trustee serves as indenture trustee for the notes issued by the Owner Lessors.

19.           Also on the Closing Date, each of the Owner Lessors simultaneously leased its Facility to the respective Debtor Lessee pursuant to a facility lease (the “Danskammer Facility Lease” and the “Roseton Facility Lease”, respectively, and, together the “Facility Leases”).  DH guaranteed the Debtor Lessees’ obligations under the Facility Leases and the related Operative Documents pursuant to certain Guaranty Agreements (the “Lease Guarantees”).

20.           On the Petition Date, the Debtors filed a motion seeking authorization to reject the Facility Leases [Docket No. 5].  On December 20, 2011, the Court entered a stipulated order granting the Debtors’ motion to reject the Facility Leases, subject to certain reservations of rights, which was consented to by the Debtors, Dynegy, the Creditors’ Committee, the Lease Trustee, Central Hudson Gas and Electric Corp., and the PSEG Entities [Docket No. 227] (the “Stipulated Rejection Order”).

21.           In addition, pursuant to the Stipulated Rejection Order, the Debtors, Dynegy and the PSEG Entities also resolved their disputes regarding the Facility Leases.  As part of such resolution, the PSEG Entities, among other things, agreed to a claim (in favor of RCM) against DH in the amount of $110 million (the “PSEG Claim”), assigned rights to certain payments to Dynegy, and stipulated that the Facility Leases were “true leases” (as opposed to financings).  On December 28, 2011, the Court entered an amended stipulated order [Docket No. 273], which provided that, if it was later determined that the PSEG Entities improperly assigned their rights or assigned rights that actually belonged to the Lease Trustee, the improper assignment provisions would be deemed stricken from the settlement term sheet, which was attached as Exhibit A to the Stipulated Rejection Order, and replaced by a conveyance by the PSEG Entities to the Debtors of a 100% economic participation in any interest otherwise sought to be assigned by the PSEG Entities pursuant to that term sheet.

D.                                    The Lease Adversary Proceeding

22.           On November 11, 2011, the Lease Trustee commenced an adversary proceeding (Adv. No. 11-09083) (the “Lease Adversary Proceeding”) against DH, Dynegy Roseton, and Dynegy Danskammer (the “Debtor-Defendants”), by filing a complaint seeking a declaratory judgment that the Facility Leases were not subject to section 502(b)(6)’s cap on rejection damages.  The complaint alleged, among other things, that the Facility Leases were leases of personal, not real, property, see Compl. [Adv. Docket No. 1], ¶¶ 73–77; that the Facility Leases were “financing vehicles,” not true leases (id. ¶¶ 78–81); that DH’s Lease Guarantees with respect to the Facility Leases were not subject to section 502(b)(6) of the Bankruptcy Code because the Lease Guarantees themselves were not leases (id. ¶¶ 82–85); and that, in any event, the Lease Guarantees should not be subject to section 502(b)(6) under equitable principles (id. ¶¶ 86–90).

23.           On January 6, 2012, the Lease Trustee filed an amended complaint (the “Amended Complaint”), presenting the same claims and adding a Fifth Claim for Relief seeking a determination of the allowed amount of the Lease Trustee’s pre-petition and post-petition claims against each of the Debtor-Defendants.  See Am. Compl. [Adv. Docket No. 6], ¶¶ 92–107.  In the Amended Complaint, the Lease Trustee asserts that it is entitled to allowed pre-petition claims for (a) $917,766,720.25 in respect of “Termination Value” under the Lease Documents and under the Lease Guarantees (subject to reduction in an amount equal to the present fair value of the Facilities, which the Lease Trustee stated it could not quantify), (b) post-filing interest against DH under the Lease Guarantees in an unspecified amount, (c) legal and other enforcement expenses against DH under the Lease Guarantees in the amount of not less than $1,416,139.48 as of the Petition Date, (d) additional unspecified amounts against Dynegy Danskammer, Dynegy Roseton and DH related to environmental, maintenance and other issues pertaining to the Facilities, (e) certain additional unspecified amounts for alleged indemnification obligations to the Lease Trustee under the Participation Agreements entered into in connection with the sale-leaseback transactions, (f) not less than $212,393.02 in fees and expenses incurred by the Lease Trustee under the Lease Indentures and under the Pass Through Trust Agreement dated as of May 1, 2001, plus an additional $207,599.19 in fees and expenses alleged to be owed to the predecessor-in-interest to the Lease Trustee under the Lease Indentures and the Pass Through Trust Agreement, and (g) additional unspecified amounts alleged to be owed by DH and its co-defendants in the New York state court action initiated by the Lease Trustee on September 27, 2011, encaptioned The Successor Lease Indenture Trustee, et al. v. Dynegy Inc., et al., Index No. 652642/2011 (New York County, filed Sept. 27, 2011).  In addition, the Lease Trustee asserted that it is owed additional amounts by Dynegy Danskammer and Dynegy Roseton as post-petition administrative claims on account of the period from the Petition Date through the date of turnover of possession and control of the Facilities, in the amounts of (x) $436,634.03 per day for the period from November 7-8, 2011, plus $286,829.81 per day for the period from November 9, 2011 through May 8, 2012, plus $247,909.69 per day for the period from May 9, 2012 through November 8, 2012 in respect of the Roseton Facility, and (y) $21,603.97 per day for the period from November 7-8, 2011, plus $21,603.97 per day for the period from November 9, 2011 through May 8, 2012, plus $436,526.90 per day for the period from May 9, 2012 through November 8, 2012 in respect of the Danskammer Facility.

24.           On January 25, 2012, the Debtor-Defendants filed an answer to the Amended Complaint, asserting affirmative defenses and counterclaims.  See Answer & Counterclaims [Adv. Docket No. 18].  The counterclaims sought, among other things, declaratory judgments that the Lease Trustee’s claims against the Debtor-Defendants were limited as described therein (id. ¶¶ 145–160); that the Facility Leases were leases of real property within the meaning of section 502(b)(6) of the Bankruptcy Code (id. ¶¶ 161–168); that the Lease Guarantees were also subject to section 502(b)(6) (id. ¶¶ 169–173); that the effective date of lease rejection was the Petition Date (id. ¶¶ 174–178); that the Lease Trustee was holding substantial amounts of rent that the Debtor-Defendants prepaid under the Facility Leases (id. ¶¶ 179–183); that no post-petition amounts were owed to the Lease Trustee as an administrative claim (id. ¶¶ 184–188); and that the Lease Trustee was required to turn over to the applicable Debtor-Defendants the amount of the prepaid rent, or that any distribution to which the Lease Trustee may otherwise be entitled be subject to setoff by the amount of such prepaid rent (id. ¶¶ 189–195).  Both Dynegy and the Creditors’ Committee moved to intervene [Adv. Docket Nos. 8, 15], and the Court granted both motions [Adv. Docket Nos. 19, 26].  On February 21, 2012, the Lease Trustee filed an answer to the Debtor-Defendants’ counterclaims.  [Adv. Docket No. 27].

25.           On February 27, 2012, the Lease Trustee moved for judgment on the pleadings that its claims arising from the Facility Leases and Lease Guarantees are not subject to section 502(b)(6) of the Bankruptcy Code, on the ground that the Facilities are personal property under New York law.  See Pl.’s Mot. for J. on the Pleadings [Adv. Docket No. 28].  Two days later, the Debtor-Defendants moved for judgment on the pleadings [Adv. Docket No. 31] on several grounds, including that (i) the Facilities are real, not personal, property (id. at 8–16); (ii) that the Lease Trustee could not invoke the equitable remedy of recharacterization to argue that the Facility Leases were not true leases (id. at 19–22); (iii) that section 502(b)(6) of the Bankruptcy Code applies to guaranties of leases of real property (such as the Lease Guarantees) in the same way it applies to leases themselves (id. at 25–26); and (iv) that under the Lease Indentures pursuant to which it served as indenture trustee, the Lease Trustee could not receive claims in excess of the amount due on the Lease Certificates (id. at 26–30).  After each party filed opposition briefs and both Dynegy and the Creditors’ Committee filed responses [Adv. Docket Nos. 35–37, 41], the Court heard oral argument on the motions for judgment on the pleadings on March 21, 2012 and took under submission the issue of whether the Facility Leases were real or personal property.(6)

E.                                      The Intercompany Receivable

26.           As described in Note 15 of DH’s consolidated financial statements for the period from November 8, 2011 through December 31, 2011 included in Dynegy’s Annual Report on Form 10-K filed with the Securities & Exchange Commission on March 8, 2012, on January 30, 2012, Dynegy’s management concluded that solely under applicable accounting standards (and not as a result of any legal conclusions), Dynegy’s consolidated financial statements will reflect the deconsolidation of DH and its consolidated subsidiaries as of the Petition Date.  As also set forth in the February 3, 2012 8-K and in the Form 10-K, the deconsolidation of DH and its consolidated subsidiaries is considered a disposition of assets by Dynegy requiring the presentation of certain pro forma financial information, which pro forma financial information was filed as an exhibit to the February 3, 2012 8-K.  Such pro forma financial information reflected, among other things, $737 million (as of such date) for an affiliate receivable balance that has been recorded and adjusted over time and held by DH from Dynegy (the “Intercompany Receivable”), and which historically had been classified within equity by DH.

27.           The Creditors’ Committee contends that, in its view, based on, among other things, the Debtors’ and Dynegy’s public filings, DH may possess a cause of action against Dynegy for payment of the Intercompany Receivable.  By letter dated February 29,

(6)   At the request of the Examiner in his capacity as mediator, and in aid of the ongoing mediation efforts, the parties to the Lease Adversary Proceeding subsequently agreed to an informal stay of the Lease Adversary Proceeding pending further mediation efforts, including a request that the Bankruptcy Court not rule on the submitted matter with respect to whether the Facilities are real or personal property, as well as a stay of any further reply briefing with respect to the matters not yet fully submitted.

2012, the Creditors’ Committee made demand on DH to pursue a cause of action against Dynegy for payment of the Intercompany Receivable or, alternatively, requesting that DH agree that the Creditors’ Committee may commence and prosecute such action (the “Demand Letter”).  The Creditors’ Committee stated that if DH declined to pursue such action, the Creditors’ Committee would seek standing from the Bankruptcy Court to bring an action on behalf of DH’s estate.

28.           On March 22, 2012, the Debtors responded to the Demand Letter by stating that DH does not believe that a valid and enforceable right of payment of the Intercompany Receivable exists, and accordingly DH has declined to pursue such action.

F.                                      Existing Plan

29.           On March 6, 2012, DH filed its Second Amended Chapter 11 Plan of Reorganization [Docket No. 473] (the “Second Amended Plan”) and related Disclosure Statement [Docket No. 472] (the “Second Amended Disclosure Statement”).  Under the Second Amended Plan, general unsecured creditors of DH would have received their pro rata share of (i) $1 billion of senior secured notes to be issued by Dynegy; (ii) $400 million of cash; and (iii) $2.1 billion of preferred equity in Dynegy (mandatorily convertible into 97% of the common equity of Dynegy).  The Second Amended Plan contained certain conditions to effectiveness including, but not limited to, that the allowed amount of the Lease Trustee’s claims against DH arising under the Lease Guarantees (at issue in the Lease Adversary Proceeding) and the PSEG Entities’ claim against DH do not together exceed $300 million, which could be increased to $400 million in certain circumstances.

G.                                    The Mediation Efforts

30.           Following the release of the Examiner Report, at a status conference held on March 12, 2012, at which the Debtors and Dynegy adjourned the hearing to consider approval of the Disclosure Statement with respect to the Second Amended Plan, the Court directed the parties to engage in mediation under the supervision of the Examiner pursuant to his role as mediator under the Examiner Order (the “Mediation”).  The Court also instructed that the Mediation involve a “big” table.  See Transcript March 12, 2012 [Docket No. 525] at 36:18.  Since then, the Examiner has conducted multiple formal mediation sessions over a period of more than three weeks attended by representatives of each of the Settlement Parties and the Creditors’ Committee, as well as the Consenting Lease Certificate Holders, representatives of the Subordinated Holders, Wilmington Trust (as indenture trustee for the DH senior notes and debentures), and Wells Fargo (as indenture trustee for the Subordinated Notes) (collectively, the “Mediation Parties”).  In addition to the formal Mediation sessions, the Examiner engaged in several informal discussions with various Mediation Parties in furtherance of the Mediation.

31.           In addition to economic issues, the Mediation also addressed DH’s corporate governance.  As a result, DH has implemented (with the consent of Dynegy) certain changes to its corporate governance, and on March 27, 2012, Mr. David Hershberg was appointed as the sole member of a special committee of independent managers of DH (the “Independent Manager” or “Mr. Hershberg”).  The appointment of the Independent Manager came only after the Examiner reviewed Mr. Hershberg’s credentials and vetted his independence with certain creditor groups, including the Creditors’ Committee and various of the Settlement Parties.  Each of those constituencies was satisfied that Mr. Hershberg would be able to make independent decisions in the Debtors’ — and only the Debtors’ — best interests.

32.           In accordance with the Amended and Restated Limited Liability Company Operating Agreement of DH, dated March 27, 2012 (the “Amended LLC

Agreement”), a copy of which is attached hereto as Exhibit B, the Independent Manager is responsible for directing and evaluating DH’s consideration of any proposed transactions or agreements in connection with the Chapter 11 Cases (including any plan of reorganization), and negotiating and considering, on behalf of DH, any proposed transactions or agreements to be entered into between DH and Dynegy, and to take all actions in connection with such duties.  Specifically, the Independent Manager has the exclusive power and authority over, and the separate and sole vote and approval to act on behalf of DH with respect to, the following actions:

a.                                       Determining the appropriateness of, authorizing or filing with the United States Bankruptcy Court for the Southern District of New York or with any other court of competent jurisdiction, or otherwise approving or consenting to, any amendment to the Initial Plan,(7) including determining the appropriateness of and consenting to or authorizing any settlements of any adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with the Initial Plan as so amended;

b.                                      Determining the appropriateness of, authorizing or filing with any court of competent jurisdiction, or otherwise consenting to, any plan of reorganization (such plan, an “Alternative Plan”) for DH or its Subsidiaries other than the Amended DH Plan, proposed by any Person or any amendments to such Alternative Plan, including determining the appropriateness of and consenting to or authorizing any settlements of any adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with such an Alternative Plan;

c.                                       Determining the appropriateness of and consenting to or authorizing any settlements of any actual or potential adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with claims against any Affiliates of DH, including any claims or causes of action identified in the Examiner Report, whether pursuant to Bankruptcy Rule 9019 or otherwise;

d.                                      Directly or indirectly amending, restating, supplementing or otherwise modifying Sections 9.01, 9.02 or 9.03 of the Amended LLC Agreement;

(7)  Defined terms used in this summary have the meanings ascribed to them in the Amended LLC Agreement.

e.                                       Following the execution of the Amended LLC Agreement, except to the extent provided for in, or contemplated or required by, any agreement, contract or other arrangement existing as of the date of the Amended LLC Agreement or that is subsequently approved by the Independent Manager in accordance with the terms of the Amended LLC Agreement, directly or indirectly, making any payment to or selling, leasing, transferring or otherwise disposing of any of DH’s properties or assets to, or purchasing or otherwise acquiring any property or assets from, or entering into or making or amending any transaction or series of related transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, Dynegy or any of its Subsidiaries other than wholly-owned Subsidiaries of DH in transactions not specified in Sections 9.02(a) or (b) of the Amended LLC Agreement, including settling, resolving, modifying or waiving any intercompany rights or obligations (including accounts payable and accounts receivable) between DH or any of its wholly-owned  Subsidiaries, on the one hand, and Dynegy or any of its Subsidiaries (other than wholly-owned Subsidiaries of DH), on the other hand; provided, that the approval of the Independent Manager shall not be required in connection with any of the foregoing actions (and such actions shall not constitute Independent Approval Matters) to the extent any such action is taken in the ordinary course of DH’s business in connection with the day to day operation of DH’s business; and

f.                                         Taking any action, including entering into any agreement or arrangement, in furtherance of any of the above listed “Independent Approval Matters,” as set forth in clauses a. through e. above.

33.           The Independent Manager retained his own independent, highly capable and experienced counsel (Young Conaway Stargatt & Taylor, LLP) to advise him in the exercise of his fiduciary duties.  Since his appointment, the Independent Manager has engaged in discussions with each of the Settlement Parties, as well as representatives of the Subordinated Holders, and has undertaken an independent evaluation and analysis of the issues related to the Settlement.

34.           As a result of the Mediation, the Settlement Parties reached agreement on the terms of a settlement and compromise that will resolve most of the highly contested issues in these Chapter 11 Cases.  The terms of the Settlement (which are described in greater detail below) were disclosed to this Court at the April 4 Hearing.  As was announced at the

April 4 Hearing, the Settlement remained subject to Mr. Hershberg’s further review as well as definitive documentation.  Mr. Hershberg has now concluded his review and approved the settlement on DH’s behalf, as set forth in the Settlement Agreement attached hereto as Exhibit A and incorporated herein by reference.  Moreover, the Examiner has reviewed and had an opportunity to comment on each draft of the Settlement Agreement, and supports the Settlement as being a fair and reasonable settlement of the issues settled thereby.

H.                                    Summary of Settlement(8)

1.                                      Settlement of Putative Claims Against Dynegy

35.           The Settlement Agreement, if approved, resolves all putative claims identified by the Examiner that may be asserted by DH against Dynegy, including the various fraudulent transfer, breach of fiduciary duty, alter ego, and other claims discussed in the Examiner Report.  In addition, the Settlement Agreement resolves all claims with respect to the Intercompany Receivable.  As set forth in more detail below (qualified in all respects by the Settlement Agreement itself), the Settlement Agreement provides that 100% of the outstanding Equity Interests of Dynegy Coal Holdco (the “DCH Membership Interests”) will be transferred from Dynegy to DH (or, if so determined by Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, and the Lease Trustee, to DGIN which is a wholly-owned subsidiary of DH), allowing for the residual value of Dynegy’s coal assets to be made available to DH’s creditors for recoveries under the Amended DH Plan.  In addition, (i) Dynegy’s obligation under the Undertaking Agreement will be extinguished; (ii) the DH Note will be terminated and deemed satisfied in full; (iii) any claims with respect to the

(8)  This description of the Settlement is solely for illustrative purposes.  To the extent there is any inconsistency between this Motion and the terms of the Settlement Agreement, the terms of the Settlement Agreement shall govern.

Intercompany Receivable will be released; and (iv) an administrative claim shall be allowed in favor of Dynegy in an unliquidated amount (subject to § 2.a.(ii) of the Settlement Agreement), as part of the settlement consideration being provided to Dynegy, on account of Dynegy’s agreement to return the CoalCo Assets to DH and the other benefits achieved by DH’s estate upon consummation of the transactions contemplated by the Settlement.  Dynegy has also agreed to pay the trustee and professional fees of certain of the Settlement Parties through the effective date of the Amended DH Plan.  The Settlement Agreement contemplates the simultaneous execution of the Plan Support Agreement by the Parties (as defined therein) thereto, which provides an agreement among the parties thereto as to the general terms of an Amended DH Plan.  Among other things, the Plan Support Agreement contemplates a potential merger or combination of DH and Dynegy and the distribution of 99% of the common equity of the combined reorganized entity to DH’s general unsecured creditors, with the remaining 1% (plus Warrants for the purchase of an additional 13.5% of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date, on the terms described in the Plan Support Agreement) to be distributed to Dynegy in full satisfaction of the Dynegy Administrative Claim.  Neither the Settlement Agreement nor this Motion seeks Court approval of (i) the terms of the Plan Support Agreement referenced in and annexed to the Settlement Agreement, (ii) any future Amended DH Plan (or any future disclosure statement filed with respect to such Amended DH Plan), or (iii) any future merger or combination of DH and Dynegy.

2.                                      Settlement of Lease Adversary Proceeding

36.           The Settlement Agreement, if approved, resolves all issues raised in the Lease Adversary Proceeding and fixes the Lease Trustee’s claims against each of DH, Dynegy Danskammer and Dynegy Roseton.  Although a more comprehensive summary of the

Settlement Agreement is contained below (qualified in all respects by the Settlement Agreement itself), the Settlement Agreement provides that the Lease Trustee will receive (for the benefit of the Lease Certificate Holders) a senior general unsecured claim in the amount of $540 million against DH, as well as general unsecured claims against Dynegy Danskammer and Dynegy Roseton in the amounts of $85,282,310 and $454,717,690, respectively.  In addition, the Lease Trustee will receive administrative expense claims against Dynegy Danskammer and Dynegy Roseton in the amounts of $3,154,179 and $42,176,760, respectively.  The Lease Trustee has agreed to share 50% of its recoveries from the net sale proceeds of a subsequent sale of the Facilities with DH for the benefit of DH’s other unsecured creditors, as described below, and has agreed that its overall recovery on its claims (other than with respect to professional and trustee fees) may not exceed approximately $571.5 million.  The Lease Trustee has further agreed to allocate the first $500,000 of its recovery, on account of its administrative and unsecured claims against Dynegy Danskammer and Dynegy Roseton, from the Debtors’ share of such sale proceeds, to the other unsecured creditors of those Debtors.

THE PROPOSED SETTLEMENT

37.           Under the terms of the Settlement Agreement, the Settlement Parties have agreed that the Settlement Agreement shall become effective on the second Business Day following satisfaction of each of the following conditions:  (i) each of the Settlement Parties shall have executed and delivered signed copies of the Settlement Agreement; (ii) the Dynegy Entity Joinder shall have been executed by each of the parties thereto; and (iii) the order approving the Settlement Agreement (such order, the proposed form of which is attached as Annex D to the Settlement Agreement and separately as Exhibit C to this Motion, the

“Approval Order”), in form and substance reasonably acceptable to Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, the Lease Trustee and RCM, shall have been entered by the Bankruptcy Court, be in full force and effect and not stayed, reversed, vacated or amended; or on such other date as Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, the Lease Trustee, and RCM mutually agree, including as a result of any waiver of the foregoing conditions (the “Settlement Effective Date”) (provided that certain specified sections of the Settlement Agreement shall become effective immediately upon execution and delivery of this Settlement Agreement by all Settlement Parties).  The Settlement Agreement(9) provides, among other things, that:

a.                                       On the Settlement Effective Date, Dynegy shall assign, transfer and deliver to DH or DGIN (as determined by Dynegy, DH, the Creditors’ Committee, a majority of the Consenting Senior Noteholders and the Lease Trustee) 100% of the DCH Membership Interests, free and clear of any liens.  Upon consummation of this transfer, DH shall own, directly or indirectly, all of the DCH Membership Interests.

b.                                      In full consideration for the transfer by Dynegy to DH (directly or indirectly by transfer to DGIN) of the DCH Membership Interests and Dynegy’s other covenants and agreements as set forth in the Settlement Agreement and Plan Support Agreement, (i) Dynegy shall have an allowed administrative claim pursuant to sections 503(b) and 507(a) of the Bankruptcy Code in an unliquidated amount against DH (the “Dynegy Administrative Claim”), (b) the Prepetition Litigation and the Lease Adversary Proceeding shall be dismissed with prejudice, and (c) the Settlement Parties shall issue and receive the releases set forth in Sections II.h., i., j. and k. of the Settlement Agreement.  The Settlement Parties have agreed as among themselves that the Dynegy Administrative Claim shall be satisfied in full under the Amended DH Plan by the following consideration: (1) newly issued common shares of the Surviving Entity equal to one percent (1%) of the fully-diluted common shares of the Surviving Entity to be outstanding immediately following the Plan Effective Date, subject to dilution by the Warrants and any options, restricted stock or other Equity Interests issued as equity compensation to officers, employees or directors

(9)  This description of the Settlement is solely for illustrative purposes.  To the extent there is any inconsistency between this Motion and the terms of the Settlement Agreement, the terms of the Settlement Agreement shall govern.

of the Surviving Entity or its affiliates, (2) the Warrants (clauses (1) and (2) together, the “Equity Consideration”) and (3) the Dynegy Released Parties being released as described in Section 2 of the Plan Support Agreement.  If the Amended DH Plan is not confirmed, then the amount of the Dynegy Administrative Claim may, to the extent not agreed upon by the Settlement Parties and the Creditors’ Committee, at the request of any of the Settlement Parties be determined by an arbitration proceeding (which arbitration proceeding shall (I) unless otherwise specified in the Settlement Agreement, be conducted pursuant to the rules of the American Arbitration Association, (II) include the Settlement Parties and the Creditors’ Committee, (III) be heard not later than thirty (30) days from the date any Settlement Party requests such arbitration proceeding, and (IV) be decided not later than forty-five (45) days from the date any Settlement Party requests such arbitration proceeding), such amount to be equal to the value of the Equity Consideration as if the Amended DH Plan had been confirmed, but in any event, not less than $70 million nor more than $130 million, which amount shall be entitled to payment in cash in full on the effective date of any plan for DH, unless otherwise agreed by Dynegy; provided that if the Amended DH Plan is not confirmed because (1) Dynegy breached the Plan Support Agreement, Dynegy terminated its obligations under the Plan Support Agreement pursuant to Section 12(b)a. through f. thereof, or any Settlement Party terminates the Plan Support Agreement pursuant to Section 12(b)g. or h. thereof or (2) Dynegy and DH are unable to be combined other than as a result of any action or any inaction on the part of DH, then (x) the determination of the amount of the Dynegy Administrative Claim shall take into account (and shall be reduced in respect of) any value lost by DH as a result of the failure of Dynegy and DH to be combined and (y) the Dynegy Administrative Claim (as reduced) may be satisfied with plan securities (including the Equity Consideration with any necessary adjustments) or other non-cash consideration of equivalent value as determined by the Bankruptcy Court in connection with confirmation of any DH plan.  After the Amended DH Plan is confirmed, prior to the Combination, Dynegy shall assign or otherwise transfer the Dynegy Administrative Claim (x) to a trust established to hold and distribute the proceeds of the Dynegy Administrative Claim or (y) in some other efficient manner determined by Dynegy, in each case for the benefit of the holders of Dynegy’s common stock.  For the avoidance of doubt, nothing contained in the Settlement Agreement shall constitute Bankruptcy Court approval of the proposed treatment of the Dynegy Administrative Claim for purposes of section 1129 of the Bankruptcy Code, which shall remain subject to further order of the Bankruptcy Court.

c.                                       As of the date of execution of the Settlement Agreement, Dynegy and Dynegy Coal Holdco each agreed that it would not transfer, directly or indirectly, any cash or other assets from Dynegy Coal Holdco or its subsidiaries to Dynegy; provided, that Dynegy Coal Holdco and its subsidiaries (x) subject to any restrictions contained in the CoalCo Credit Facility, are permitted to transfer to Dynegy, on or prior to the Settlement Effective Date, the amounts required to (1) make any payments (or to reimburse Dynegy for any payments under this clause (1) from Dynegy cash not upstreamed from Dynegy Coal Holdco or its subsidiaries) required under § II.e of the Settlement Agreement, (2) make payments of any costs and expenses of Dynegy related to the Chapter 11 Cases and the Amended DH Plan and (3) pay the fees and expenses of its advisors; provided, that such professional fees and expenses shall not exceed a reasonable estimate thereof to be provided to Dynegy (with copies to the other Settlement Parties and the Creditors’ Committee) no later than five (5) Business Days prior to the Settlement Effective Date; and (y) continue to be permitted to make payments to Dynegy in the ordinary course required to be made pursuant to those certain cash management agreements, energy management agreements, tax sharing agreements, trademark license agreements and other intercompany agreements entered into in connection with the Prepetition Restructurings in August 2011, so long as such amounts are either transferred by Dynegy to Dynegy Administrative Services Company for purposes of facilitating payments or reimbursements under such agreements or used by Dynegy in accordance with any tax sharing agreement.

d.                                      As of the date of execution of the Settlement Agreement, the Undertaking Agreement shall be amended such that any payments owing from Dynegy to DH under the Undertaking Agreement shall instead be made directly by Dynegy Coal Holdco on behalf of Dynegy.  The Undertaking Agreement shall not be otherwise amended by § II.c.(ii) of the Settlement Agreement.

e.                                       On the Settlement Effective Date, the Undertaking Agreement and the DH Note shall each be terminated and deemed satisfied in full.

f.                                         On the Settlement Effective Date, the Lease Trustee will receive the following in connection with the settlement of the Lease Adversary Proceeding (collectively, the “the Lease Trustee Claims”):

(i)                                     An allowed, senior general unsecured claim equal to $540,000,000, on account of all claims against DH arising under or relating to the Lease Guarantees (as defined in the Settlement Agreement (the “Guaranty Claim”);

(ii)                                  An allowed unsecured claim against Dynegy Danskammer in the amount of $85,282,310 and an allowed unsecured claim against Dynegy Roseton in the amount of $454,717,690 (the “R&D Claims”); and

(iii)                               An allowed administrative claim against Dynegy Danskammer in the amount of $3,154,179, and an allowed administrative claim against Dynegy Roseton in the amount of $42,176,760 (the “Lease Administrative Claims”).  These claims will be deemed satisfied in full by distribution to the Lease Trustee of 50% of the net sale proceeds from the subsequent sale of the Facilities to which it is entitled on account of these claims, as more fully set forth in the Settlement Agreement and briefly described below.

(iv)                              The aggregate recovery of the Lease Trustee and the Lease Certificate Holders (exclusive of the amounts received on account of trustee and professional fees and expenses) on account of the Lease Trustee Claims shall not exceed approximately $571.5 million (the “Lessor Recovery Cap”).  If the Lease Trustee receives distributions on account of the Lease Trustee Claims or as proceeds from the sale of the Facilities, with an aggregate value in excess of the Lessor Recovery Cap, the Lease Trustee shall immediately turn over any such excess distributions received by the Lease Trustee to DH for distribution to holders of allowed general unsecured claims against DH (other than the Lease Trustee and the Lease Certificate Holders) pursuant to the Amended DH Plan (or any other chapter 11 plan which is ultimately confirmed for DH), subject to certain restrictions as described further in the Settlement Agreement.

g.                                      The Debtors, with the cooperation of the PSEG Entities (which cooperation shall include, without limitation, taking any and all actions reasonably necessary to effect a transfer of title in connection with any sale), shall use their commercially reasonable efforts to sell the Danskammer Facility and Roseton Facility and the other assets owned by Dynegy Danskammer and Dynegy Roseton, together with the assets at the Danskammer Facility and Roseton Facility owned by the PSEG Entities (as to which the Lease Adversary Proceeding has raised a dispute as to title in the event the Facility Leases were determined, in that proceeding, not to be “true leases”). The proceeds of such sale are to be distributed as follows:(10)

(i)                                     First, to the Debtors, to pay any and all reasonable and documented out-of-pocket fees and expenses incurred by the Debtors in connection with such sale;

(ii)                                  Second, (a) that portion of the remaining proceeds attributable to the Debtors’ interests in the sold property, to creditors and interest holders of Dynegy Danskammer and Dynegy Roseton (including, without limitation, to DH to pay any and all outstanding amounts owed to DH pursuant to the DIP Credit Facility); provided, that all proceeds to be distributed to the Lease Trustee on account of the Lease Administrative Claims and/or the R&D Claims shall be in

(10)  The means by which any proceeds from a sale of the Facilities (or portions thereof) are to be distributed pursuant to the waterfall described in subsections (i) and (ii) below shall be determined by the Settlement Parties (after prior notice to and reasonable consultation with the Creditors’ Committee) and may include, among other things, distributions pursuant to a confirmed chapter 11 plan for Dynegy Roseton and Dynegy Danskammer.

full and final satisfaction of such claims and shall instead be distributed as follows: first, to the other holders of allowed general unsecured claims against Dynegy Danskammer and Dynegy Roseton in an amount not to exceed $500,000 (the “GUC Carveout”), and second, to the Lease Trustee or DH in accordance with subclause (b) of this paragraph; and (b) that portion of the remaining proceeds attributable to the PSEG Entities’ interests in the sold property as follows (subject to the Lessor Recovery Cap):

(a)                                  50% solely to the Lease Trustee; and

(b)                                 50% to DH, to be distributed to holders of allowed general unsecured claims against DH pursuant to the Amended DH Plan (or any other chapter 11 plan which is ultimately confirmed for DH); provided, that the Lease Trustee (on behalf of itself and the Lease Certificate Holders) shall disclaim any right to a distribution of the amounts paid to DH in its capacity as a creditor of DH, and shall turn over any such distribution it receives to DH for distribution to the other creditors of DH pursuant to the Amended DH Plan (or any other chapter 11 plan which is ultimately confirmed for DH).

h.                                      Effective as of the Settlement Effective Date, each of the Debtors, DGIN, Dynegy Coal Holdco and each of their direct and indirect non-debtor subsidiaries which are either Settlement Parties or have executed the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “DH Releasing Parties”) shall release Dynegy and its present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “Dynegy Released Parties”) pursuant to § II.h of the Settlement Agreement, from all claims solely to the extent that such claims relate to or arise from disputes with respect to matters investigated by the Examiner (including the Prepetition Restructurings), the Prepetition Litigation, the Lease Adversary Proceeding, the Lease Documents, or the Intercompany Receivable (in each case except with respect to the obligations created by or arising out of the Settlement Agreement), and subject to certain specific carve-outs as specified in the Settlement Agreement.

i.                                          Effective as of the Settlement Effective Date, each of the Lease Trustee (on behalf of itself and all Lease Certificate Holders), the Consenting Senior Noteholders, and the PSEG Entities (the “Settling Claimants”), on behalf of themselves and their respective direct and indirect subsidiaries, affiliates, predecessors, successors and assigns (collectively, the “Settling Claimant Releasing

Parties”), shall release (i) the Dynegy Released Parties, (ii) DH and its affiliates and its and their present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (collectively, the “DH Released Parties”), and (iii) the other Settling Claimant Released Parties (as defined below), pursuant to § II.i of the Settlement Agreement, from all claims solely to the extent that such claims relate to or arise from disputes with respect to matters investigated by the Examiner (including the Prepetition Restructurings), the Prepetition Litigation, the Lease Documents, or the Lease Adversary Proceeding (in each case except with respect to the obligations created by or arising out of the Settlement Agreement).

j.                                          Effective as of the Settlement Effective Date, Dynegy, DGIN, Dynegy Coal Holdco, and each of the Debtors, and in each case, its direct and indirect non-Debtor subsidiaries which are either Settlement Parties or have executed the Dynegy Entity Joinder, affiliates, predecessors, successors, and assigns (collectively, the “Dynegy and Debtor Releasing Parties”), shall release each Settling Claimant and each Consenting Lease Certificate Holder and, in each case, its affiliates and its and their present and former parents, affiliates, direct and indirect subsidiaries, shareholders, directors, officers, managers, predecessors, successors and assigns, and its and each of their respective agents, attorneys, advisors, accountants, restructuring consultants, financial advisors and investment bankers, and any Person claimed to be liable derivatively through any of the foregoing (the “Settling Claimant Released Parties”) pursuant to § II.j of the Settlement Agreement from all claims solely to the extent that such claims relate to or arise from disputes with respect to matters investigated by the Examiner (including the Prepetition Restructurings), the Prepetition Litigation, the Lease Adversary Proceeding, or the Lease Documents (in each case except with respect to the obligations created by or arising out of the Settlement Agreement).

k.                                       Effective as of the Settlement Effective Date, Dynegy and each of its direct and indirect non-Debtor subsidiaries which are either Settlement Parties or have executed the Dynegy Entity Joinder, affiliates, predecessors, successors and assigns (collectively, the “Dynegy Releasing Parties”) shall release the DH Releasing Parties pursuant to § II.k of the Settlement Agreement from all claims solely to the extent that such claims relate to or arise from the disputes with respect to the matters investigated by the Examiner (including the Prepetition Restructurings), the Prepetition Litigation, the Adversary Proceeding, the Lease Documents, or the Intercompany Receivable (in each case except with respect to the obligations created by or arising out of the Settlement Agreement), and subject to certain specific carve-outs as specified in the Settlement Agreement.

l.                                          (i) On the Settlement Effective Date, Dynegy shall pay in cash all reasonable and documented pre-petition and post-petition fees and expenses accrued through the Settlement Effective Date of (1) the Lease Trustee, as successor lease indenture trustee and successor pass through trustee and its  professionals and advisors (to the extent not previously paid by Dynegy pursuant to subsection (iii) below), (2) the Ad Hoc Senior Noteholder Committee and its professionals and advisors, (3) the other Consenting Senior Noteholders and their respective professionals and advisors, and (4) the PSEG Entities and their professionals and advisors (all of the entities in subclauses (1), (2), (3) and (4), the “Settling Claimant Fee Recipients”) after any such entity provides a customary summary invoice describing such fees and expenses (which invoice may be redacted to protect privileged or confidential information) to Dynegy, with copies to DH and the Creditors’ Committee; (ii) after the Settlement Effective Date, Dynegy shall pay, on a monthly basis, all of the reasonable and documented fees and expenses accrued on and after the Settlement Effective Date of the Settling Claimant Fee Recipients through the Plan Effective Date, in each case within fifteen (15) Business Days after any such entity provides a customary summary invoice describing such fees and expenses (which invoice may be redacted to protect privileged or confidential information) to Dynegy, with copies to DH and the Creditors’ Committee; provided, that no later than five (5) Business Days prior to the Settlement Effective Date, each of the Settling Claimant Fee Recipients shall provide Dynegy with a schedule of (A) the amount of such fees and expenses incurred through the Settlement Effective Date and (B) an estimate of the aggregate amount of such additional fees and expenses it is anticipated to incur through the Plan Effective Date and a schedule of the professionals and advisors to whom such payments should be made and the relevant amounts, and Dynegy shall not be obligated to pay any fees and expenses referred to in (A) and (B) incurred in excess of the aggregate amount of such estimated fees and expenses; and (iii) within two (2) Business Days after the execution and delivery of the Settlement Agreement, Dynegy shall pay to the Lease Trustee and its professionals and advisors their respective reasonable and documented fees and expenses through the date of execution of the Settlement Agreement, pursuant to the instructions and customary summary invoices describing such fees and expenses (which invoices may be redacted to protect privileged or confidential information) provided to Dynegy, DH and the Creditors’ Committee by the Lease Trustee on or prior to such date.  In the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code at any time prior to the Plan Effective Date, any obligations it may have under Section II.e. of the Settlement Agreement shall be subject to Bankruptcy Court approval in connection with the assumption of the Settlement Agreement as specified in Section III.x. of the Settlement Agreement.

m.                                    On the Settlement Effective Date, the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer shall file with the Bankruptcy Court a stipulation of dismissal (to be consented to by Dynegy and the Creditors’ Committee in their capacities as intervenors), irrevocably and unconditionally dismissing the Lease Adversary Proceeding with prejudice.  In addition, on the Settlement Effective Date, the applicable Settlement Parties shall file notices or stipulations of dismissal with respect to all Prepetition Litigation to which they are parties.

38.           Moreover, as more fully set forth in the Plan Support Agreement, the Settlement Parties (other than the Lease Trustee) and certain Lease Certificate Holders have agreed to use their best efforts to effectuate and support the following:

a.                                       On or prior to the effective date of the Amended DH Plan (the “Plan Effective Date”), DH and Dynegy shall be merged or combined (the “Combination”) (the entity surviving such combination being the “Surviving Entity”), whereupon all DH equity interests issued and outstanding immediately prior to the effective time of the Combination will be cancelled.

b.                                      Pursuant to the Amended DH Plan, DH’s unsecured creditors will receive (i) common equity representing a 99% stake in the Surviving Entity, subject to dilution by the Warrants and any MIP Securities, (ii) any amounts which they may be entitled to as a result of the sale of the Roseton and Danskammer Facilities as contemplated by the Settlement Agreement, and (iii) a cash payment of not less than $200 million to be allocated and/or distributed as determined by Dynegy, DH, the Creditors’ Committee, a Majority of the Consenting Senior Noteholders, and the Lease Trustee.

c.                                       Under the Amended DH Plan, the Board of Directors of the Surviving Entity will be selected by holders of allowed general unsecured claims against DH (who are not insiders of DH), in a manner to be decided by and among the Settlement Parties.  The current directors of Dynegy and DH will be eligible to be, but there shall be no obligation that they be, selected for the Board of Directors of the Surviving Entity, pursuant to sections 1123(a)(7) and 1129(a)(5) of the Bankruptcy Code.

d.                                      The Amended DH Plan shall include a full release of all Settlement Parties (and their respective officers, directors, managers, employees, attorneys and advisors), subject in each case to the extent permitted by applicable law, which in the case of any third-party releases shall be subject to customary carve-outs.

e.                                       Under the Amended DH Plan, all unpaid fees and expenses incurred pursuant to engagement letters disclosed to DH, Dynegy and the Creditors’ Committee and, if no engagement letter is in effect reasonable and documented unpaid fees and expenses, from the Settlement Effective Date through the Plan Effective Date, to the extent not paid by Dynegy in accordance with the Settlement Agreement, of (i) the Lease Trustee, its professionals and advisors and the professionals and advisors of the Consenting Lease Certificate Holders, (ii) the professionals and advisors of the Ad Hoc Senior Noteholder Committee and of each of the Consenting Senior Noteholders, and (iii) the professionals and advisors of the PSEG Entities, shall be treated as allowed administrative claims and paid in full, in cash, on the Plan Effective Date, in each case solely with respect to the specific advisors referenced in the Plan Support Agreement (each, a “Creditor Professional Fee Claim”); provided, that such fees and expenses incurred (other than pursuant to an engagement letter described above) shall be submitted to the Debtors and the Creditors’ Committee in the form of customary summary invoices of the relevant law firms and institutions not less than fifteen (15) Business Days prior to the Plan Effective Date (including a good faith estimate for fees and expenses anticipated to be incurred through the Plan Effective Date) for review as to reasonableness, and in the event of any dispute as to the reasonableness of such submitted costs and expenses, the undisputed portion shall be paid by DH on the Plan Effective Date, and the disputed portion shall not be paid but shall be reserved pending resolution of such dispute, either by mutual agreement or by order of the Court in the event such dispute cannot be resolved by agreement; and provided further, that fees and expenses incurred pursuant to an engagement letter described above shall be subject to the standard of review and conditions set forth in the applicable engagement letter.  The Amended DH Plan also will provide for payment of reasonable fees and expenses of trustees (including the Lease Trustee) incurred in connection with distributing plan consideration and otherwise effectuating the Amended DH Plan.  Nothing in the Plan Support Agreement constitutes a waiver or modification of any Settlement Party’s right to payment under Section II.e of the Settlement Agreement.  For the avoidance of doubt, the foregoing provision is an agreement among the Settlement Parties only, and is not intended to preclude any objection to the allowance and payment of such Creditor Professional Fee Claims, as part of the Amended DH Plan, by the United States Trustee.

ARGUMENT

A.                                    The Settlement Agreement Should Be Approved

39.           Approval of the Settlement Agreement is governed by Bankruptcy Rule 9019(a).  To approve the Settlement Agreement, the Court must find that it is fair and equitable and in the best interests of the Debtors’ estates.  Protective Comm. for Indep. Stockholders of TMT Trailer Ferry, Inc. v. Anderson (“TMT Trailer”), 390 U.S. 414, 424-425 (1968); see also In re Charter Commc’ns, Inc., 419 B.R. 221, 252 (Bankr. S.D.N.Y. 2009).  In doing so, the Court need not decide the numerous issues of law and fact raised in the underlying dispute,

“but must only ‘canvass the issues and see whether the settlement falls below the lowest point in the range of reasonableness.’”  In re Adelphia Commc’n Corp., 327 B.R. 143, 159 (Bankr. S.D.N.Y 2005) (quoting In re W.T. Grant Co., 699 F.2d 599,608 (2d Cir. 1983)); see also In re Dreier LLP, 429 B.R. 112, 124 (Bankr. S.D.N.Y. 2010).  The court need not “conduct a ‘mini-trial,’” but rather “only need be apprised of those facts that are necessary to enable it to evaluate the settlement and to make a considered and independent judgment about the settlement.”  In re Adelphia, 327 B.R. at 159 (citing In re Purofied Down Prods. Corp., 150 B.R. 519, 522 (S.D.N.Y. 1993); In re Energy Coop., 886 F.2d 921, 924-25 (7th Cir. 1989)).  In order to evaluate the necessary facts, a court may rely on the opinion of the trustees, settlement parties and professionals.  In re Chemtura Corp., 439 B.R. 561, 594 (Bankr. S.D.N.Y. 2010) (“the court is permitted to rely upon ‘opinions of the trustee, the parties, and their attorneys’”) (quoting Official Committee of Unsecured Creditors of Int’l Distrib. Ctrs., Inc. v. James Talcott, Inc. (In re Int’l Distrib. Ctrs., Inc.), 103 B.R. 420, 423 (S.D.N.Y. 1989)); see also In re Best Prods. Co., 168 B.R. 35, 50 (Bankr. S.D.N.Y. 1994) (“All of this does not mean, however, that the court must conduct its own investigation concerning the reasonableness of the settlement; the court may credit and consider the opinion of counsel that the settlement is fair and equitable.”).

40.           In addition, the bankruptcy court’s review of a settlement should be viewed “in light of the general public policy favoring settlements.”  In re Hibbard Brown & Co., Inc., 217 B.R. 41, 46 (Bankr. S.D.N.Y. 1998); see also Nellis v. Shugrue, 165 B.R. 115, 123 (S.D.N.Y. 1994) (“the general rule [is] that settlements are favored and, in fact, encouraged by the approval process outlined above”).  Settlements are favored and in fact encouraged because they help pave the way for the “efficient administration of the bankrupt estate, including any eventual plan of reorganization.”  Motorola, Inc v. Official Comm. Of Unsecured Creditors and JP Morgan Chase Bank, N.A. (In re Iridium Operating LLC), 478 F.3d, 452, 455 (2d Cir. 2007); see also In re Chemtura Corp., 439 B.R. at 595.

41.           The Settlement Agreement is fair and equitable and in the best interests of the estate because it settles several significant disputes between and among the Settlement Parties on terms well above the “lowest point in the range of reasonableness,” and will serve to lay the foundation for a feasible, largely consensual, plan of reorganization with overwhelming support from most creditor constituencies.

42.           To determine whether a proposed settlement is in the best interests of the estate, the reviewing court must find that it is fair and equitable based on “the probabilities of ultimate success should the claim be litigated,” and “an educated estimate of the complexity, expense and likely duration of such litigation, the possible difficulties of collecting on any judgment which might be obtained, and all other factors relevant to a full and fair assessment of the wisdom of the proposed compromise.”  TMT Trailer, 390 U.S. at 424-25.  In making this determination, courts generally consider the following factors: (1) the balance between the litigation’s possibility of success and the settlement’s future benefits; (2) the likelihood of complex, costly and protracted litigation, (3) the paramount interests of the creditors, including benefits and the degree to which creditors affirmatively support the proposed settlement, (4) whether other interested parties support the settlement; (5) the competency and experience of counsel supporting the settlement, (6) the nature and breadth of releases to be obtained by officers and directors under the settlement; and (7) the extent to which the proposed settlement is the product of arm’s-length bargaining.  In re Iridium Operating LLC, 478 F.3d at 462 (noting that the factors are based on the original framework announced by the Supreme Court in Protective Committee for Independent Stockholders of TMT Trailer Ferry, Inc. 390 U.S. 414 (1968) (“TMT Trailer”)); see also In re WorldCom, Inc., 347 B.R. 123, 137 (Bankr. S.D.N.Y. 2006); In re Texaco, Inc., 84 B.R. 893, 902 (Bankr. S.D.N.Y. 1988).

43.           The proposed Settlement meets all of the Iridium factors and amply satisfies the TMT Trailer standards for approval of a settlement.  The Settlement represents a compromise of extremely complex issues reached only after intense, good-faith, arm’s-length negotiations pursuant to a Court-approved Mediation presided over by the Examiner in his capacity as plan mediator under the Examiner Order.  Indeed, the Debtors (as fiduciaries for their estates), the Creditors’ Committee (as fiduciary for all unsecured creditors), and other creditors holding (or representing beneficial holders of) approximately $2.6 billion in senior Claims against DH all agree that the Settlement Agreement is fair, equitable, reasonable, in the best interests of the Debtors’ estates, and provides the Debtors with the greatest opportunity to efficiently resolve the most significant issues standing between the Debtors and confirmation of a plan of reorganization.  Accordingly, the Settlement should be approved by this Court.

B.                                    The Settlement Agreement Satisfies All of the Iridium Factors

1.                                      Likelihood of Success on Merits, Compared to Settlement Benefits

44.           The first Iridium factor reflects the Supreme Court’s view that a court should form an “intelligent and objective opinion” of the probability of success in the underlying litigation and inherent costs in such litigation.  TMT Trailer, 290 U.S. at 424; see also In re Adelphia, 327 B.R. at 160 (noting that this factor tracks the first factor identified in TMT Trailer).  In fact, some courts have identified this factor as the most important in determining the reasonableness of a settlement under Bankruptcy Rule 9019(a).  In re Adelphia, 327 B.R. at 160 (“This factor…is in my view the most important factor, and I weigh it accordingly.”).

45.           Courts have found the certainty of a settlement recovery to be a compelling factor favoring approval of a settlement.  As the Court stated in Adelphia:  “[T]here is a range of reasonableness with respect to a settlement — a range which recognizes the uncertainties of law and fact in any particular case and the concomitant risks and costs necessarily inherent in taking any litigation to completion.”  327 B.R. at 159 (quoting Newman v. Stein, 464 F.2d 689, 693 (2d Cir. 1972) (Friendly, J.)); see also O’Connell v. Packels (In re Hilsen), 404 B.R. 58, 71 (Bankr. E.D.N.Y. 2009) (“[T]he outcome of litigation is nearly always uncertain and may be distant.  It is also costly.  And the enforcement of any resulting judgment may be far from sure.  A settlement, by contrast, eliminates uncertainty and delay, reduces costs, and brings finality to the parties’ dispute.”).

46.           In approving the proposed Settlement, the Court should consider that the Settlement removes substantial obstacles to the Debtors’ ability to emerge from chapter 11 by resolving, among other things, disputes among unsecured creditors and the Debtors’ parent company, Dynegy.  Where a settlement “will facilitate a plan of reorganization that will ultimately benefit all creditors and reduce the fees, costs and expenses that the estate would have had to bear in order to litigate … extensive, complex, and uncertain issues,” it should be approved.  In re Kaiser Aluminum Corp., 339 B.R. 91, 96 (D. Del. 2006); In re Idearc Inc., No. 09-31828, 2009 WL 5205346 at *44 (Bankr. N.D. Tex. Dec. 22, 2009) (approving settlement that would “permit the parties to focus their efforts on assisting the Debtors in promptly emerging from chapter 11 and maximizing their value for all constituencies”).

a.                                       Settlement Of Claims Against Dynegy

47.           With respect to DH’s putative claims against Dynegy that are the subject of the Examiner’s investigation and the Examiner Report (and similar allegations raised in prior proceedings and pleadings in these cases by various parties in interest), the nature of the potential claims identified in the Examiner Report involve numerous and extremely complex issues of fact and law that would first need to be resolved in favor of DH’s estate in order for DH’s creditors to obtain the benefit of the CoalCo Assets that were the subject of the CoalCo Transaction (and that, under the Settlement, will now be transferred to DH, directly or indirectly, without the need for litigation).  To prevail on these putative claims against Dynegy, DH would have to, among other things:

•                  Establish that DH transferred the DCH Membership Interests with an actual intent to hinder, delay or defraud its creditors, or that DH was insolvent at the time of, or rendered insolvent by, the CoalCo Transaction and received less than reasonably equivalent value in exchange.  With respect to the constructive fraudulent conveyance claims, insolvency is a necessary threshold issue, and, as such, the Examiner stated that “many of the conclusions reached [in the Examiner Report] would be different if [DH] were, in fact, solvent.”  Examiner Report at 14.  Whether DH was insolvent (or rendered insolvent) is necessarily an extremely fact-intensive determination that would require extensive discovery and necessitate final adjudication of complicated privilege issues and overcoming other discovery objections.  Implicitly recognizing the nature of the task, the Examiner assumed for purposes of the Examiner Report that DH was insolvent at the time of the CoalCo Transaction.

•                  In addition to the “gating issue” of solvency, DH would also have to establish that it has standing to bring the avoidance claims, as DGIN, not DH, was the transferor of the equity interests in CoalCo (and at no time, including before the CoalCo Transaction, did DH directly hold the CoalCo Assets; such assets were always held by an indirect subsidiary of DH).  Assuming these significant hurdles were overcome, DH would have to establish that the Undertaking did not constitute reasonably equivalent value in return for the CoalCo Assets, which again would be a fact-intensive process, involving expert testimony, and which given the nature of the Undertaking, would likely involve novel issues of law.

48.           As noted above, the ultimate success of DH’s estate on many of the potential causes of action identified in the Examiner Report would require a predicate finding that DH was insolvent at the time of the CoalCo Transaction.  While the Examiner assumed insolvency for the purposes of his investigation, the Examiner Report also states that “many of the conclusions reached [in the Examiner Report] would be different if [DH] were, in fact, solvent.”  Id. at 14.

49.           Additionally, the Examiner asserted that the corporate veil could be pierced as between DGIN, DH and Dynegy.  See Examiner Report at 149-54.  However, for many reasons (including the purported reasons set forth in the Dynegy Examiner Response), this conclusion is hardly free from doubt.  Moreover, even if an alter-ego or piercing the corporate veil theory were cognizable here, it would raise significant and complex factual and legal issues that would require substantial expenditures of estate time and resources to resolve.

50.           For these, and many other reasons, pursuing any or all of the claims addressed in the Examiner Report would raise significant and complex issues of fact and law, all of which carry significant litigation risk (to all parties) that would also need to be fully adjudicated in order for DH’s estate to successfully prosecute these claims and obtain the benefit of the value of the CoalCo Assets.

51.           Assuming DH were to prosecute the putative claims against Dynegy, it would face the prospect of several years in which it would be engrossed in litigation and subsequent appeals.  Dynegy would undoubtedly litigate the issue of its liability vigorously, and has already submitted a 52-page pleading outlining in some detail various disputes with the statements and underlying analysis contained in the Examiner Report.  See Corrected Preliminary Response of Dynegy Inc. to the Report of Susheel Kirpalani, Examiner [Docket No. 539] (the “Dynegy Examiner Response”).  Given the amounts at stake for both DH and Dynegy, the losing party in any future litigation would almost assuredly appeal the decision to the District Court and then to the Second Circuit Court of Appeals (as well as potentially seeking a discretionary further appeal to the United States Supreme Court).  A protracted legal battle has the potential to embroil DH’s estate for many years of additional litigation over claims that can and will be fully, finally and fairly resolved through this Settlement.  See In re Adelphia, 368 B.R. at 226 (“‘In administering reorganization proceedings in an economical and practical manner it will often be wise to arrange the settlement of claims as to which there are substantial and reasonable doubts.’”) (quoting TMT Trailer, 390 U.S. at 424); In re Best Prods. Co., Inc., 168 B.R. 35, 54 (Bankr. S.D.N.Y. 1994) (approving settlement after concluding with respect to solvency “that there would be potentially credible evidence on both sides of the issue of solvency with the result that ‘this would be a very, very hard case to predict’”).

52.           The Settlement, on the other hand, achieves an almost immediate reversal of the CoalCo Transaction without further expense, delay, or risk of loss on the part of

DH’s estate and its creditors.  Approval of the Settlement will obviate the need for DH to undertake additional efforts to prosecute the putative claims against Dynegy, and guarantees that DH’s creditors immediately receive the benefit of the value of the CoalCo Assets (and other valuable consideration to be provided under the Settlement).

53.           In addition, because CoalCo is Dynegy’s sole source of cash, protracted litigation by DH’s estate against Dynegy would in effect be funded by the cash generated by CoalCo.  Thus, even if DH’s estate were ultimately successful in prosecuting the estate’s putative claims against Dynegy, and the CoalCo Assets were eventually returned to DGIN or otherwise transferred to DH’s estate directly, DH would have accomplished a pyrrhic victory as its creditors would have effectively funded both sides of that litigation.  Alternatively, to the extent DH’s estate is unsuccessful in the prosecution of its claims against Dynegy, cash that would otherwise be available to fund Dynegy’s obligations to DH under the Undertaking Agreement (which would not be cancelled in a scenario where the Settlement is not approved and DH fails to prevail on its putative claims against Dynegy) would have been used to fund the litigation — potentially impairing Dynegy’s ability to fulfill its future obligations under the Undertaking Agreement.

54.           In light of the foregoing, the Debtors submit that a settlement that requires Dynegy to provide DH and its creditors with, among other consideration, 100% of its membership interests in Dynegy Coal Holdco and its subsidiaries is well above the lowest point in the range of reasonableness.  In addition, the release of any claims in respect of the Intercompany Receivable is appropriate because, under the Settlement, Dynegy is providing DH’s estate with significant assets, and any litigation to recover the Intercompany Receivable also comes with its own litigation risks and challenges.  Moreover, Dynegy has agreed to pay not only the pre-petition professional fees of certain creditors, but also their post-petition fees through the effective date of the Amended DH Plan, thereby eliminating a meaningful portion of potential administrative claims that DH would otherwise have to fund.  For all of these reasons, the Debtors submit that the benefits afforded to the Debtors’ estates and their creditors by Dynegy’s present transfer of 100% of the DCH Membership Interests to DH (or to its wholly-owned subsidiary, DGIN), without the risk and costs associated with litigation, as well as the other benefits being provided by Dynegy (including payment of certain professional fees of certain Settlement Parties), represents a fair and reasonable exchange for the consideration being afforded to Dynegy under the Settlement.

b.                                      Settlement Of Claims In Lease Adversary Proceeding

55.           The Settlement also resolves all issues raised in the Lease Adversary Proceeding.  With respect to the Lease Adversary Proceeding, this Court has already reviewed and witnessed the extensive submissions and legal briefing, as well as oral arguments, that were precipitated by the dueling Rule 12(c) motions that were filed by the parties with respect to only a subset of the issues implicated in the Lease Adversary Proceeding.  That record amply demonstrates that the Court would have been required to resolve numerous hotly contested issues of law and fact in order to fully adjudicate the Lease Adversary Proceeding.  However, that record is but a mere fraction of the record that inevitably would be generated by subsequent motions for summary judgment under Rule 56 of the Federal Rules of Civil Procedure, and an even smaller fraction of the record that would be adduced at any trial of the claims and defenses in the Lease Adversary Proceeding.

56.           Specifically, in order for the Debtors to ultimately succeed in their position, they would need to demonstrate both that (i) the Facilities are real property rather than personal property, and (ii) the Facility Leases are “true leases” rather than “disguised financings” — failure to succeed on either one of those issues would result in the Lease Trustee having claims against DH, Dynegy Danskammer and Dynegy Roseton for breach of the Facility Leases that would not be capped under section 502(b)(6) of the Bankruptcy Code.  Resolution of the “true lease” issue alone would require substantial factual analysis of various factors, including (i) whether rent was calculated to ensure a particular return on investment, (ii) whether the Facilities were purchased solely for the lessee’s use, (iii) whether the purchase price was related to the value of the Facilities, and (iv) whether the lessee assumed obligations traditionally associated with outright ownership.  See Liona Corp., N.V. v. PCH Assocs. (In re PCH Assocs.), 804 F.2d 193, 200-01 (2d Cir. 1986).  Other significant legal questions that would also have to be resolved include whether any of the payments under the Facility Leases constituted prepaid rent and, if so, the effect of such prepaid rent on the Lease Trustee’s damage claims, whether such damage claims must be mitigated through a sale of the Facilities, and whether equitable considerations permit the use of the § 502(b)(6) cap under the circumstances.

57.           To the extent the Lease Trustee prevailed on its argument that section 502(b)(6) did not apply to its claims, the size of its claim would also be an issue in controversy.  While the Debtors assert that the Lease Trustee is not entitled to an allowed claim against any of the Debtor-Defendants in excess of the principal amount outstanding under the Lease Trust Certificates (plus pre-petition interest thereon), the Lease Trustee asserts in its Amended Complaint that its uncapped damage claim is almost $1 billion.  Resolving the size of the Lease Trustee’s claim would involve difficult issues of contract interpretation, as well as a number of potential factual, legal and equitable issues.

58.           While the Debtors believe in the positions advanced by them on each of the issues raised in the Lease Adversary Proceeding, the Lease Trustee is equally adamant in its positions, and success on any of the issues raised is by no means guaranteed.  The complexity of these issues, the uncertainty of their outcome and attendant litigation risk to the Debtors and their creditors makes clear that the Settlement far exceeds the lowest end of the range of reasonableness.

59.           It bears particular emphasis that even if the Lease Adversary Proceeding could be fully determined by the Court within the time frame set forth in the Scheduling Order in that proceeding (i.e., trial in June 2012), (a) litigating the Lease Adversary Proceeding through trial would be quite expensive on all sides, and (b) the losing party in the Lease Adversary Proceeding would almost certainly avail itself of the right to appeal to the District Court, the Second Circuit, and even possibly to the United States Supreme Court.(11)  Accordingly, the Debtors face the virtually certain prospect of years  of further litigation before they would have the certainty of a final outcome of the Lease Adversary Proceeding.  Courts have assessed the likely delays in future litigation, including the probability of appeals by parties in interest, in finding that a settlement is reasonable.  See Bildirici v. Kittay (In re East 44th Realty, LLC), 2008 WL 217103 at *9 (S.D.N.Y. Jan. 23, 2008) (“The Landlord had indicated that it intended to litigate this issue to the very end; therefore, the Lease termination issue was subject to review by the district court and the Second Circuit . . . Given the uncertainty surrounding this issue and the drastic consequences that could result—not to

(11)  Notably, the Lease Adversary Proceeding in particular raises unique federal issues concerning the interplay between state law and section 502(b)(6) of the Bankruptcy Code.  Thus, if anything, the Lease Adversary Proceeding includes claims and defenses that potentially implicate significant federal issues of interpretation of the Bankruptcy Code that could be an appropriate basis for a party to seek review by the Supreme Court.

mention the delay and expense in litigating this issue to its end point—the Bankruptcy Court’s approval of the Settlement was reasonable”); see also In re Ambac Fin. Group, Inc., 457 B.R. 299, 306 (Bankr. S.D.N.Y. 2011) (“It is without serious dispute that, in the absence of the proposed settlement, litigation of the [claims] could continue for several years, during which time such costs and delays would continue.”).  If approved, the Settlement will eliminate the risk of an adverse judgment which, in the case of the Lease Adversary Proceeding, could substantially increase the claims pool and thereby substantially dilute recoveries for other creditors.  Moreover, even if the Debtors succeeded at trial and on appeal, the Settlement will also eliminate the significant drain on estate assets that would be required to litigate the Lease Adversary Proceeding through trial and probable multiple levels of appeal.

60.           Approval of the Settlement will allow the Debtors to (i) fix, in large part, the amount of claims against each Debtor-Defendant, and (ii) establish the pool of assets available for distribution to such creditors.  Indeed, the interests of each of the Debtor-Defendants’ creditors has been considered in reaching the Settlement.  In this regard, it should be noted that the Lease Trustee has agreed to a $500,000 carve-out from the Lease Trustee’s right of recovery on its administrative claims and unsecured claims against Dynegy Danskammer and Dynegy Roseton to fund a potentially significant distribution to the holders of other allowed general unsecured claims against Dynegy Danskammer and Dynegy Roseton.  Without this agreed carve-out, general unsecured creditors of Dynegy Roseton and Dynegy Danskammer may have received little or nothing on their allowed claims, depending on the Facilities’ ultimate value.

61.           Resolution of both sets of disputed issues in these cases (the claims against Dynegy and the claims asserted in the Lease Adversary Proceeding) will permit the

Debtors to promptly seek confirmation of an Amended DH Plan supported by an overwhelming majority of DH’s creditors.  If the Settlement is not approved, however, the Debtors’ emergence from chapter 11 will either be delayed indefinitely until certain issues are litigated or subject to post-emergence litigation that requires substantial distribution reserves and delayed recoveries to DH’s unsecured creditors.  Thus, the Debtors submit that approval of the Settlement is clearly supported by the first Iridium factor.

2.                                      The Likelihood of Complex, Costly and Protracted Litigation

62.           Courts also put great weight on the second Iridium factor.  In re Adelphia, 327 B.R. at 163-164 (“I consider this factor . . . to be worthy of considerable weight as well.”).  In evaluating the reasonableness of a settlement, a court should “form an educated estimate of the complexity, expense, and likely duration of such litigation, the possible difficulties of collecting on any judgment which might be obtained, and all other factors relevant to a full and fair assessment of the wisdom of the proposed compromise.” TMT Trailer, 390 U.S. at 424.

63.           These Chapter 11 Cases have already been the subject of extensive litigation on a number of fronts resulting in multiple rounds of discovery, voluminous briefing and numerous depositions.  Proceeding with the Lease Adversary Proceeding would require the resumption of extensive discovery (with the near-certainty of discovery disputes between the parties), completion of briefing on the pending Rule 12(c) motions, the likely filing by each side of cross-motions for summary judgment that would have to be  briefed and argued; a trial on numerous complex issues; almost certain appeal by the losing party (as well as the possibility of a cross-appeal in the possible event of a split ruling); and the strong possibility of further levels of appeal beyond the District Court.

64.           Further, absent approval of the Settlement, as noted above, the DH estate (or the creditors thereof) will be forced to engage Dynegy in highly contentious litigation of complex (and likely novel) issues relating to fraudulent transfer, veil piercing/alter ego, and breaches of fiduciary duty.  The proposed Settlement resolves these issues immediately, obtains for the benefit of DH’s estate and its creditors the immediate reversal of the CoalCo Transaction, and will avoid the likely dissipation of tens of millions of dollars of estate resources that would have to be spent litigating the very issues resolved through the comprehensive Settlement Agreement.  See In re Ambac Fin. Group, Inc., 457 B.R. at 306 (finding this factor satisfied where estate received value for releasing derivative claims “by (i) avoiding the significant legal costs in the actions [. . .] and (ii) enabling the Debtor’s management to continue to work towards the Debtor’s reorganization instead of focusing their attention on litigation-related activities which could delay such reorganization and cause the Debtor to, among other things, incur substantial administrative expenses”).  Consequently, this factor also clearly weighs in favor of approving the Settlement Agreement.

3.                                      Widespread Support by Creditors

65.           Virtually every constituency in these Chapter 11 Cases supports the Settlement Agreement.  The Settlement Agreement was reached following the Court-directed Mediation, where the Settlement Parties engaged in good-faith, arm’s-length negotiations over a three-week period of time (not including subsequent negotiations, since the April 4 Hearing, on the definitive documentation of the Settlement).  The Settlement Parties, which include the Debtors (represented by the Independent Manger, Mr. Hershberg), Dynegy, and individual creditors (or representatives of creditors) holding aggregate claims against DH of approximately $2.6 billion (and in excess of $3 billion if one considers the full amount asserted by the Lease Trustee in the Lease Adversary Proceeding), are parties to the Settlement

Agreement.  The Creditors’ Committee, as a fiduciary body charged with representing the interests of all of the Debtors’ unsecured creditors, also supports the Settlement Agreement.  Claren Road and DO S1, Subordinated Holders that together hold only a minority position in a single $200 million subordinated notes issuance (which, in its entirety, only represents a small fraction of the more than $4 billion of Claims asserted against DH) stand as the lone creditor constituency that opposes the Settlement Agreement.  The Court should not countenance these out-of-the money, subordinated creditors’ attempts to object to the Settlement Agreement for the sole purpose of extracting some measure of hold-up value from the Settlement Parties.

4.                                      Support by Other Interested Parties

66.           As the court noted in Adelphia, in seeking court approval of a settlement, it is “preferable, and not just appropriate, for [the debtor] to consider the good of the entire enterprise, as contrasted to the needs and concerns of any particular constituency, even a major one.”  In re Adelphia, 327 B.R. at 165.  Here, the Settlement (i) resolves significant litigation with one of DH’s major creditors — the Lease Trustee — and fixes its claims against the various Debtor-Defendants; (ii) will result in the immediate transfer of the CoalCo Assets (thereby effectively reversing the CoalCo Transaction) and other valuable consideration from Dynegy to DH’s estate for the benefit of DH’s creditors, without the need for expensive and time-consuming litigation, and without the risk of loss in that litigation; (iii) provides for an agreed-upon process to dispose of the Facilities and allocate the proceeds of such sale, with the Lease Trustee agreeing to a substantial carve-out for the benefit of Dynegy Roseton’s and Dynegy Danskammer’s other unsecured creditors; and (iv) moves the Debtors forward on the path to reorganization and emergence from these proceedings.

67.           Moreover, as described above, the Mediation was conducted by the Examiner, a Court-appointed neutral party in these Chapter 11 Cases.  The Settlement (and the process by which it was reached) is fully supported by the Examiner.  See Police & Fire Retirement System v. Ambac Fin. Group, Inc. (In re Ambac Fin. Group, Inc.), 2011 WL 6844533 at *7 (S.D.N.Y. Dec. 29, 2011) (affirming bankruptcy court order approving settlement agreement, finding fact that settlement resulted from “a series of mediation sessions spanning over a full year [. . .] strongly suggest[ed] that the Settlement was the product of vigorous negotiation”); see also Topwater Exclusive Fund III, LLC v. SageCrest II, LLC (In re SageCrest II, LLC), 2011 WL 134893 at *11 (D. Conn., Jan. 14, 2011) (finding that because, among other things, the settlement was reached through “lengthy mediation overseen by a qualified and experienced former bankruptcy judge,” the evidentiary record set forth was adequate for the bankruptcy court to find that the settlement as fair and reasonable).  As such, this factor also supports approval of the Settlement.

5.                                      Competency of Counsel Supporting the Settlement

68.           All of the Settlement Parties have been represented by skilled and experienced bankruptcy practitioners during these Chapter 11 Cases, the Mediation, and the various litigation matters being settled, which further supports approval of the Settlement.  Courts have previously given this factor considerable weight.  See In re Adelphia, 327 B.R. at 164; see also In re Chemtura Corp., 439 B.R. at 608 (holding that settlement easily satisfied the Iridium requirements, in part because “[n]o argument has been made, nor could any argument be made, that counsel who put the Settlement together were anything less than highly skilled in their craft, and knowledgeable in the considerations underlying a settlement of this character”).

6.                                      The Nature and Breadth of Releases to Be Obtained by Officers and Directors Under the Settlement

69.           The releases proposed under the Settlement Agreement are appropriate and an integral part of the Settlement.  The releases provided for under the Settlement

Agreement generally fall within one of two categories — those that are being given by and among the Settlement Parties (other than the Debtors), and those that the Debtors are giving to the other Settlement Parties (including Dynegy).  The Settlement Parties have agreed, as part of the Settlement Agreement, to provide consensual releases for the benefit of each other (with the exception of the consideration being provided under the Settlement Agreement) resolving all of the underlying disputes with finality, thereby preventing potential collateral litigation in the future that would upset the core terms of the Settlement Agreement.  These type of releases are typical and customary in settlements in general.  See, e.g., In re Metromedia Fiber Network, Inc., 416 F.3d 136, 142 (2d Cir. 2005) (“Nondebtor releases may also be tolerated if the affected creditors consent”); Kenton County Bondholders Comm. v. Delta Air Lines, Inc., 374 B.R. 516, 526 (S.D.N.Y. 2007) (finding bankruptcy court’s approval of third party releases in settlement agreement was appropriate where such releases were “narrowly drawn and [were] necessary to prevent relitigation of precisely the claims that were negotiated and resolved by the Settlement Agreement” and “comprised valuable consideration for [the creditors] in return for their agreement to give up” claims against the debtor); In re MSR Resort Golf Course LLC, Case No. 11-10372 (Bankr. S.D.N.Y. July 17, 2011) [Doc. No. 582, ¶ 9 (copy attached hereto as Exhibit D)] (order approving settlement providing for mutual releases between debtors and non-debtor third parties); In re Lehman Bros. Holdings Inc., Case No. 08-13555 (Bankr. S.D.N.Y. Dec. 16, 2010) [Doc. No. 13531] (order approving settlement agreement [see Doc. No. 12996 (copy attached hereto as Exhibit E)] providing for mutual releases between debtors and non-debtor third parties).

70.           With respect to those releases being given by the Debtors to the other Settlement Parties (including Dynegy and its officers and directors), the District Court for the

Southern District of New York’s very recent decision in Ambac is instructive.  In Ambac, the District Court correctly noted that all claims and causes of action held by the debtor, including derivative claims and causes of action, accrue to a debtor in possession upon the filing of bankruptcy, and the debtor in possession is “vested with the power to settle the estate’s claims.”  Police & Fire Retirement System v. Ambac Fin. Group (In re Ambac Fin. Group, Inc.), 2011 WL 6844533 at *2 (S.D.N.Y. Dec. 29, 2011) (quoting Smart World Techs., LLC v. Juno Online Servs., Inc. (In re Smart World Techs., LLC), 423 F.3d 166, 175 (2d Cir. 2005)).  The District Court further explained that a debtor in possession “maintain[s] the authority to settle the derivative claims if it deemed that choice to be the proper course of action.”  Id.  Moreover, in Ambac, the District Court also rejected the argument that a debtor’s business judgment to release its directors is not entitled to deference, stating that “this position, if accepted, would undermine the ability of a debtor-in-possession to make reasonable business judgments regarding the settlement of claims, a power the debtor-in-possession clearly maintains.”  Id. at *6.  The District Court did, however, indicate that a debtor’s business judgment would not be entitled to deference if “significant evidence” suggests that the exercise of the business judgment to release its directors was unreasonable.  Id.; see also In re Bennett Funding Group, 1999 Bankr. LEXIS 1860 at *13-14, 44 (Bankr. N.D.N.Y. Apr. 9, 1999) (approving settlement releasing pending and potential claims against settling party and its officers); In re Drexel Burnham Lambert Group, Inc., 134 B.R. 493, 497-98 (Bankr. S.D.N.Y. 1991) (finding that settlement between debtor and insider, which provided for release of all claims against each other, was reasonable and the settlements could be “independently justified”).  No such “significant evidence” exists here, and thus the releases being given by the Debtors to the Settlement Parties are appropriate.

71.           Indeed, far from any “significant evidence” of being unreasonable, the provision of mutual releases is eminently reasonable in these cases.  As noted above, any potential litigation based upon the allegations contained in the Examiner Report would be certain to be hotly contested and subject to significant challenge.  Indeed, the Dynegy Examiner Response includes lengthy legal and factual arguments against the theories and claims set forth in the Examiner Report, both in terms of the alleged claims against Dynegy as an entity as well as those alleged against the directors and officers of Dynegy and DH.  As discussed in more detail above, litigating these claims through trial and all appeals would require the expenditure of substantial estate funds to pursue any case to a final conclusion.  Additionally, while there is uncertainty in any litigation, the uncertainty here would extend beyond just the ordinary adversarial process, but would also include unknown prospects of imposing liability, potential limitations upon the amount of any judgment, as well as unknowable prospects for actually recovering funds or assets sufficient to satisfy any judgment that may be obtained and upheld on appeal.

72.           The releases included in the Settlement Agreement reasonably and justifiably take into account the uncertainty of any actual litigation of the claims discussed in the Examiner Report.  The substantial consideration being provided to the Debtors’ estates and their creditors as part of the Settlement reflects a reasonable resolution of all of the claims discussed in the Examiner Report as well as those asserted in the Lease Adversary Proceeding.  Providing the releases in return reflects an eminently reasonable business judgment that years of uncertain litigation and attendant expense may never recover any greater value for the Debtors’ estates than what is already being provided under the Settlement.  Indeed, there is a not insubstantial possibility that years of litigation, even if entirely successful as to liability, could result in a substantially lower recovery to the estates.  Given the uncertain prospects of recovery, along with the inevitable significant costs, delay, and risk of loss inherent in pursuing the alternative of litigating the claims identified in the Examiner Report against Dynegy and the directors and officers, providing estate releases in exchange for the substantial consideration provided under the Settlement is entirely reasonable and a sound exercise of business judgment on the part of the Independent Manager on behalf of DH.

73.           The releases are an integral part of the Settlement and the Debtors believe that without the consensual releases, the Settlement Parties would not have agreed to the terms of the Settlement.  Further, the Debtors submit that, in light of the overwhelming creditor support for the Settlement, the participation of the Examiner in the Mediation process that led to the Settlement and the inclusion of such release provisions, and the independent review of the Settlement by the Independent Manager (advised by his separate and independent counsel), the Independent Manager’s business judgment to grant estate releases to Dynegy and to the other Dynegy Released Parties (including Dynegy’s officers and directors) is reasonable and entitled to deference.  Thus, the Debtors submit that the consensual releases granted in the Settlement Agreement among the Settlement Parties, including their respective officers, directors, managers, employees, attorneys and advisors, are appropriate in nature and scope and should be approved.

7.                                      The Extent to Which the Proposed Settlement Is the Product of Arm’s-Length Bargaining

74.           The proposed Settlement is indisputably the product of good-faith, arm’s-length negotiations that took place during the Court-ordered Mediation overseen by an independent, third-party mediator.  In re Charter Communc’ns, 419 B.R. at 257 (“The Court is satisfied that the [settlement] represents the considered judgment of economically motivated parties who were negotiating at arm’s-length to reach the best settlement that could be achieved under the circumstances.”).  Ultimately, the Settlement Agreement represents concessions by multiple parties, is the result of extensive negotiation by parties with differing economic interests, and was not the result of fraud or collusion. See In re Chemtura Corp., 439 B.R. at 608 (“Finally, I find that the Settlement was truly the product of arms-length bargaining, and not fraud or collusion.”).

75.           Furthermore, the fact that certain aspects of the proposed Settlement involved negotiations with various alleged insiders and affiliates of the Debtors, as part of the comprehensive Mediation effort involving essentially all parties to these cases, does not alter the fact that the Settlement Agreement was negotiated at arm’s-length between and among the Settlement Parties and fully reviewed by the Independent Manager prior to his approval of the Settlement.

76.           As an initial matter, any heightened scrutiny of a proposed settlement where purported insiders and affiliates are involved arises only where the settlement has not been examined by an independent examiner or does not have the overwhelming support of the majority of creditors.(12)  See, e.g., Connecticut Gen. Life Ins. Co. v. United Cos. Fin. Corp. (In re Foster Mortg. Co.), 68 F.3d 914, 919 (5th Cir. 1995) (“The court’s scrutiny must be great when the settlement is between insiders and an overwhelming majority of creditors in interest oppose such settlement of claims” (emphasis added)); see also In re Present Co., 141 B.R. 18, 23 (Bankr. W.D.N.Y. 1992) (“Here there has been no investigation by a disinterested trustee or

(12)  Some courts have suggested in dicta that settlement agreements between insiders may be subject to closer scrutiny, see In re Drexel Burnham Lambert Group, Inc., 134 B.R. 493, 498 (Bankr. S.D.N.Y. 1991) (approving settlement agreement and noting that “[w]e subjected the agreement to closer scrutiny because it was negotiated with an insider, and hold that closer scrutiny of insider agreements should be added to the cook book list of factors that Courts use to determine whether a settlement is fair and reasonable.”); but see In re Penn. Truck Lines, Inc., 150 B.R. 595, 600 (E.D. Pa. 1993) (stating that the Drexel Burnham language was “clearly” dicta)

examiner. No one supports this proposal other than the parties thereto (who are ‘insiders’) and their counsel.”).  Here, by contrast, neither such factor exists, as the Settlement, while including a compromise and settlement between DH and Dynegy (i.e., a subsidiary and its parent) regarding complex litigation claims, (a) is supported by the overwhelming majority of creditors who have been active in these Chapter 11 Cases, including the Creditors’ Committee, (b) was reached as a result of extensive arm’s-length negotiations overseen by the independent Examiner in his capacity as a Court-appointed mediator, and is supported by the Examiner, (c) was approved by DH through its Independent Manager, Mr. Hershberg, and not by any directors who are also directors of Dynegy, and (d) includes consideration to DH’s estate and its creditors which is fair, reasonable and appropriate, including the transfer to DH (directly or indirectly through its wholly-owned subsidiary, DGIN) of the very CoalCo Assets that were the subject of the Examiner’s conclusions as set forth in the Examiner Report.

77.           Thus, given that the Settlement Parties consist primarily of non-insider creditors, together with the fact that the Settlement Agreement was reached after weeks of mediation sessions guided by the Examiner in his capacity as Court-appointed mediator, is supported by nearly all creditors, and was reviewed and approved by the Independent Manager (after an independent investigation and consultation with his experienced and independent separate counsel), the Debtors submit that heightened scrutiny is not required.  Even if this Court were to give greater scrutiny in reviewing the Settlement, however, the Debtors respectfully submit that, for all of the foregoing reasons, the Settlement still amply satisfies this final Iridium factor.

C.                                    The Settlement Agreement Should Be Binding On All Lease Certificate Holders

78.           The Settlement Agreement should bind all Lease Certificate Holders.  Orders binding parties in interest to the terms of a transaction and barring actions against an indenture trustee arising out of a negotiated settlement agreement are within the equitable powers of this Court, and courts in this jurisdiction have approved provisions barring actions against debtors and trustees in connection with settlements where the trustee has provided notice to investors in accordance with their standard notice procedures.  See, e.g., Gowan v. Xerion Partners II Master Fund, Ltd. (In re Dreier LLP), Case No. 10-04277 [Doc. No. 40] (Bankr. S.D.N.Y. June 16, 2011) (the “Dreier Order”) (copy attached hereto as Exhibit F); In re Lehman Brothers Holdings, Inc., Case No. 08-13555 [Doc. Nos. 13521, 13531] (Bankr. S.D.N.Y. Dec. 16, 2010) (copies attached hereto as Exhibit G).  For example, in Dreier, the chapter 7 trustee settled certain fraudulent transfer claims against a creditor.  As part of the settlement, the parties requested that the order enjoin other creditors from asserting claims against the defendant in connection with the fraudulent transfer claims being settled.  The court approved the injunction, noting that it “was limited in scope and only applied to those parties that were (1) creditors or parties in interest . . . and (2) assert claims or causes of action based on the misconduct of [the debtor]  or [the defendant’s] receipt of the [alleged fraudulent transfers].”  Dreier Order at 8.

79.           The Debtors and their current and former officers, directors, shareholders, employees, agents, attorneys, successors and assigns (the “Debtor Parties”), Dynegy and its direct and indirect subsidiaries, including DGIN and Dynegy Coal Holdco, and each of their current and former officers, directors, shareholders, managers, employees, agents, attorneys, financial advisors, successors and assigns (to the extent not included as Debtor Parties, the “Dynegy Parties”), the Lease Trustee and U.S. Bank National Association (in its

individual capacity) and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Lease Trustee Parties”), the Consenting Lease Certificate Holders who have directed the Lease Trustee in accordance with the Lease Indentures and the Pass Through Trust Agreement and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Directing Lease Certificate Holder Parties”), the Consenting Senior Noteholders and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Consenting Senior Noteholder Parties”), the PSEG Entities and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “PSEG Entities Parties”), and the members of the Creditors’ Committee (solely in their capacities as such) and the professional advisors to the Creditors’ Committee and each of its members (solely in respect of such members’ capacities as such) (collectively, the “Committee Parties”), seek (i) to have the settlement and compromise described herein and more fully set forth in the Settlement Agreement be binding on all Lease Certificate Holders and any other party with an interest in and to the respective lease transactions, and (ii) an order releasing the Debtor Parties, the Dynegy Parties, the Lease Trustee Parties, the Directing Lease Certificate Holder Parties, the Consenting Senior Noteholder Parties, and the PSEG Entities Parties, as well as the Committee Parties (solely in their capacities as such), from any liability arising from or relating to this Motion, the Settlement Agreement, the transactions contemplated thereby, and the negotiations relating thereto (with the exception of the obligations and liabilities of the Settlement Parties under the Settlement Agreement).  This injunction is limited in scope and “is necessary to facilitate a successful settlement” because, otherwise, the Lease Trustee (and other Settlement Parties who are beneficiaries of the release provisions) could potentially be subjected to claims “brought by third parties, which would effectively render settling with [the Debtors] meaningless.”  See Dreier Order at 8, 16.

80.           The Lease Trustee is providing notice of the Settlement Agreement and the transactions contemplated therein to the sole registered holder of the Lease Certificates (Cede & Co., as nominee for the Depository Trust Company), in accordance with the Lease Trustee’s procedures for providing notice to Lease Certificate Holders under the Pass Through Trust Agreement, and to each of the Lease Certificate Holders that have identified themselves to the Lease Trustee, which notice will advise the Lease Certificate Holders of the filing of this Motion and of their opportunity to object thereto.

81.           The Settlement Agreement requires the Debtors to seek the issuance by the Court of the proposed Approval Order in the form attached as Exhibit C hereto (and as Annex D to the Settlement Agreement).  All of the relief requested in the proposed Approval Order was part of the good faith, arm’s-length negotiation of the transactions described herein and in the Settlement Agreement, and each of the Debtors and the Lease Trustee consider it essential to their ability to proceed with the transactions contemplated by the Settlement Agreement and this Motion.

82.           Because the Lease Trustee acts under the governing Lease Indentures and Pass Through Trust Agreement, not for its own account but in a representative capacity on behalf of the Pass-Through Certificate Holders, the Lease Trustee has made it clear that it will require the Debtors to seek the relief requested in the proposed Approval Order as part of the Settlement.  Because the Debtors recognize the limited capacity in which the Lease Trustee is acting in entering into such transactions, and because they believe that the transactions are in the best interests of the Debtors’ estate and their respective creditors for all of the reasons previously stated, the Debtors endorse the entry of the proposed Approval Order by the Court, including, specifically, the relief that will inure to the benefit of the Lease Trustee and the other Lease Trustee Parties.  The Debtors are also, in effect, beneficiaries of such relief, since a finding of fairness, adequate notice and release from liability will ensure that the transactions contemplated by the Settlement Agreement and this Motion will not be subject to improper collateral attack by any third party.

83.           The Debtors respectfully submit that, because the requested relief is both inextricably intertwined with the substance of the transactions contemplated by the Settlement Agreement and this Motion, and is effectively a condition to the Settlement Agreement, the Court has the power to issue the proposed Approval Order under the legal authority previously cited and should exercise that power to grant the relief requested in the Approval Order for the benefit of the Lease Trustee Parties.

D.                                    The Settlement Agreement Clears A Path Towards Confirmation, Does Not Eliminate and Is Entirely Consistent With the Protections Afforded to Creditors in the Chapter 11 Confirmation Process, and Contemplates the Subsequent Confirmation of A Plan of Reorganization for DH

84.           While the Settlement moves the Debtors forward on the path to reorganization and emergence, the Debtors emphasize that they are not seeking to use the Settlement to circumvent the plan confirmation process or any of the attendant creditor protections provided by chapter 11.  Courts routinely approve settlements of estate claims and causes of action by way of a Rule 9019 motion in advance of any plan of reorganization.  Releases are almost always part and parcel of such settlements.  Far from evading the plan process, this Settlement will facilitate confirmation, and confirmation of a DH plan is contemplated as the vehicle by which Dynegy will receive its bargained-for consideration in exchange for the present transfer of the CoalCo Assets to DH or DGIN.  This Settlement removes major litigation that would impede confirmation of a plan of reorganization, paving the way for the Debtors to solicit votes in favor of, and seek confirmation of, a revised plan of reorganization with overwhelming creditor support.  See In re Iridium Operating LLC, 478 F.3d at 467 (settlement was properly recognized as “a step towards possible confirmation of a plan of reorganization and not an evasion of the plan confirmation process.”) (quotation omitted).

1.                                      The Settlement Agreement, Far from Bypassing the Bankruptcy Code’s Protections, Removes Critical Obstacles to Confirmation

85.           In Iridium, the Second Circuit held that a settlement agreement that resolved significant litigation cleared a path to the possible confirmation of a plan.  In re Iridium Operating LLC, 478 F.3d at 467.  Similarly, in In re Drexel Burnham Lambert Group, Inc., 130 B.R. 910 (S.D.N.Y. 1991), the District Court found that a settlement agreement that resolved multi-billion dollar class action litigation did not interfere with the plan process.  Instead, the settlement was approved, as it was held to be a necessary step towards confirmation because the contentious litigation would otherwise stand in the way of the debtors’ ability to confirm a plan.  Id. at 926-27.

86.           Here, the Settlement represents a critical step forward in addressing and resolving the multiple issues raised in the Examiner Report and the Lease Adversary Proceeding, and clears a path towards ultimate confirmation of an Amended DH Plan.  By eliminating the costs and distractions associated with the allegations raised in the Examiner Report and litigating the Lease Adversary Proceeding through trial and probable multiple levels of appeal, the Debtors have achieved substantial consensus on the path forward in these cases, and may now focus on building on that consensus to file and obtain approval of a confirmable plan of reorganization in these cases.

2.                                      The Settlement Agreement Does Not Short-Circuit The Requirements For Confirmation, And Parties Will Have The Opportunity To Raise Confirmation Objections, If Any, After DH Submits An Amended Plan And Disclosure Statement

87.           The Settlement Agreement should be approved because it resolves potential claims against Dynegy as well as significant existing litigation with the Lease Trustee, without (i) dictating the terms of a future plan, (ii) providing for the sale of substantially all of the Debtors’ assets, or (iii) implicating the Bankruptcy Code’s distribution scheme or the absolute priority rule.  See In re Tower Automotive, Inc., 342 B.R. 158, 164 (Bankr. S.D.N.Y. 2006) (“courts have approved even large and important settlements prior to confirmation of a plan, notwithstanding a ‘sub rosa plan’ objection, where the settlements did not dispose of all of the debtor’s assets, restrict creditors’ rights to vote as they deemed fit on a plan of reorganization, or dictate the terms of a plan”).

88.           The Settlement does not provide for the sale of all of the Debtors’ assets.  Although the Settlement contemplates a potential future sale of the Danskammer and Roseton Facilities, such a sale will not be effectuated by the Settlement.  Instead, if and when a sale of those assets becomes feasible, it will likely be addressed in a separate § 363 motion or chapter 11 plan, in each case subject to notice and a hearing, and any parties wishing to object to such a sale will have the opportunity to do so at an appropriate time.  Additionally, the Danskammer and Roseton Facilities represent only a fraction of DH’s assets.

89.           Moreover, the consideration being given and received by the Settlement Parties pursuant to the Settlement does not run afoul of the Bankruptcy Code’s distribution scheme.  See In re GSC, Inc., 453 B.R. 132, 180 (Bankr. S.D.N.Y. 2011) (“[S]o long as the proceeds from the sale are distributed in lien priority, the plan is not one that violates the confirmation process in the Braniff sense.”).  Although Dynegy, the parent company of DH, is receiving the Dynegy Administrative Claim, this claim is not being given on account of Dynegy’s equity interest in DH.  Critically, Dynegy is receiving its claim as consideration for its agreement to return the CoalCo Assets to DH and as part of the settlement consideration being provided to Dynegy in exchange for the benefits it is providing under the Settlement.

90.           Finally, it bears emphasis that the effectiveness of this Settlement Agreement is not contingent on subsequent confirmation of any plan, including the Amended DH Plan.  However, even if it were, courts have held that settlement agreements that are conditioned on plan confirmation (unlike the Settlement Agreement here) do not constitute improper sub rosa plans.  For example, in In re Delta Air Lines, Inc., 370 B.R. 537 (Bankr. S.D.N.Y. 2007), the bankruptcy court held that a proposed settlement was not a sub rosa plan for precisely this reason.  Specifically, the court found that “as a practical matter the Settlement has been subjected to the Bankruptcy Code procedures for plan approval in every respect [. . .] by reason of the provision in the Settlement Agreement making the Settlement expressly conditioned on confirmation of [the debtor’s] Plan of Reorganization.”  Id. at 551.  Moreover, the terms of the proposed settlement in Delta “were widely disclosed to all creditor constituencies [. . .] long in advance of the deadline to submit ballots” giving creditors the opportunity to vote on the plan with the full knowledge of how the settlement would affect the debtor’s reorganization.  Id.; see also In re Drexel Burnham Lambert Group, Inc., 130 B.R. 910, 927 (S.D.N.Y. 1991), aff’d, 960 F.2d 285 (2d Cir. 1992) (approving settlement agreement that did not “lock up” the terms of the plan because settlement was contingent on confirmation and creditors that were not a party to the settlement could object to the plan notwithstanding approval of the settlement); Craig A. Sloan, The Sub Rosa Plan of Reorganization: Side-Stepping Creditor Protections in Chapter 11, 16 Emory Bankr. Dev. J. 37, 55 (1999) (“As should be obvious by now, a transaction that is contingent on plan confirmation, or is pursuant to a confirmed plan, will not violate the precepts of Braniff”).  Furthermore, the fact that the Settlement Agreement includes consensual plan support provisions, or outlines specific provisions that may be included in a future Amended DH Plan, does not alter the fact that the Settlement Agreement is not eliminating any creditor protection to vote for, or object to, confirmation of a plan.  See In re Iridium Operating LLC, 478 F.3d 452, 459-60, 466-67 (2d Cir. 2007) (holding that settlement agreement that “dictate[d] that its signatories will only support a reorganization plan consistent with the terms of the Settlement” was not a sub rosa plan); see also In re Lion Capital Group, 49 B.R. 163, 177 (Bankr. S.D.N.Y. 1985) (“a contractual provision contained in a settlement agreement that requires a secured creditor to vote for a plan consistent with the settlement should not change the substance of the transaction” into a sub rosa plan).

91.           Here, the Settlement Agreement, by virtue of the Plan Support Agreement annexed thereto, contemplates the filing and confirmation of a future Amended DH Plan for DH.  Significantly, (i) the Debtors are not seeking Court approval of the Plan Support Agreement (and approval of the Settlement is thus not dependent in the first instance on the Plan Support Agreement being approved by the Court because no such approval is being sought), and (ii) any party in interest who wishes to object to the Amended DH Plan on any basis will have the opportunity to prosecute such objection in connection with confirmation.  Approval of the Settlement will not foreclose any such future confirmation objection.  See Debenedictis v. Truesdell (In re Global Vision Products, Inc.), 2009 WL 2170253 at *7

(S.D.N.Y. July 14, 2009) (affirming bankruptcy court order approving settlement that did “not restrict any rights afforded to creditors under the Bankruptcy Code, such as the right to vote on a proposed plan”).  Additionally, it bears further emphasis that while the Settlement also contemplates that the holders of allowed unsecured claims against DH will be entitled to receive 99% of the pro forma equity in the Surviving Entity in exchange for their allowed claims, the Settlement does not dictate the allocation of that consideration as among DH’s creditors, does not say anything about the classification of creditors under the Amended DH Plan, and will not preclude the Subordinated Holders from taking any position they may wish to take in connection with plan confirmation regarding the actual treatment ultimately proposed under the Amended DH Plan vis-à-vis the Subordinated Holders.  See id.; see also In re Marvel Entertainment Group, Inc., 222 B.R. 243, 251 (D. Del. 1998) (finding that settlement was not a sub rosa plan because it was “contingent upon subsequent confirmation and consummation” of a plan and noting that “[a]ll parties will still have the opportunity to litigate the details of the reorganization plan, and to explain to the court why they believe the plan is not confirmable”).

NOTICE OF EVIDENTIARY HEARING

92.           Pursuant to Rules 9014-2(a) and (f) of the Local Bankruptcy Rules for the Southern District of New York (the “Local Rules”) and ¶ 15 of the Case Management Procedures approved by this Court [Docket No. 35], the Omnibus Hearing scheduled for May 21, 2012, at which this Motion will be heard, will be an evidentiary hearing at which witnesses may testify.

NOTICE

93.           The Debtors have provided notice of this Motion by electronic mail, facsimile and/or by overnight mail to: (a) the U.S. Trustee; (b) counsel to Dynegy; (c) DGIN;

(d) Dynegy Coal Holdco; (e) counsel to the Creditors’ Committee; (f) counsel to the Lease Trustee; (g) counsel to the PSEG Entities; (h) counsel to the Consenting Senior Noteholders; (i) the Examiner and his counsel; (j) counsel to Wilmington Trust, as indenture trustee for DH’s Senior Notes; (k) counsel to Wells Fargo, as successor indenture trustee for DH’s Subordinated Notes; (l) counsel to Claren Road; (m) counsel to DO S1; (n) the Internal Revenue Service; (o) the Securities and Exchange Commission; and (p) any other parties as specified in the Order Establishing Certain Notice, Case Management and Administrative Procedures [Docket No. 75].  In addition, (q) the Lease Trustee will separately provide notice (and will file on the docket of these Chapter 11 Cases a certificate of service so confirming) to the sole registered holder of the Lease Certificates (Cede & Co., as nominee for the Depository Trust Company), in accordance with the Lease Trustee’s procedures for providing notice to Lease Certificate Holders under the Pass Through Trust Agreement, and to each of the Lease Certificate Holders that have identified themselves to the Lease Trustee.

WHEREFORE, for the reasons set forth herein, the Debtors respectfully request that the Court enter an order, substantially in the form attached hereto as Exhibit C, granting the relief requested herein, and grant such other and further relief as is just and proper.

Dated:  May 1, 2012
New York, New York

SIDLEY AUSTIN LLP

/s/_Joel G. Samuels
James F. Conlan (admitted pro hac vice)
Jeffrey E. Bjork (admitted pro hac vice)
Paul S. Caruso
Matthew A. Clemente (admitted pro hac vice)
Joel G. Samuels (admitted pro hac vice)
Brian J. Lohan (admitted pro hac vice)
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 839-5300
Facsimile: (212) 839-5599

Counsel for Debtors and Debtors in Possession

ANNEX D

FORM OF APPROVAL ORDER

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------------------	x
:
In re:	:	Chapter 11
:
DYNEGY HOLDINGS, LLC, et al.,(1)	:	Case No. 11-38111 (CGM)
:
	:	Jointly Administered
Debtors.	:
----------------------------------------------------------	x

ORDER PURSUANT TO FED. R. BANKR. P. 9019(a) APPROVING SETTLEMENT
BETWEEN THE DEBTORS AND THE SETTLEMENT PARTIES

This matter came on for hearing before the undersigned United States Bankruptcy Judge on                     , 2012 on the motion (the “Motion”) of the above-captioned Debtors for entry of an order approving the Settlement Agreement (the “Settlement Agreement”) between and among (i) DH and each of the other Debtors in the above-captioned jointly administered chapter 11 cases (the “Chapter 11 Cases”); (ii) Dynegy Coal Holdco, LLC (“Dynegy Coal Holdco”), (iii) Dynegy Inc. (“Dynegy”); (iv) Dynegy Gas Investments, LLC (“DGIN”), a wholly-owned non-debtor subsidiary of DH; (v) U.S. Bank National Association, not in its individual capacity but solely in its capacity as successor indenture trustee under the Lease Indentures (as defined in the Settlement Agreement) and successor pass through trustee under the Pass Through Trust Agreement (as defined in the Settlement Agreement), as directed by a majority of, and on behalf of all, the Lease Certificate Holders (as defined in the Settlement Agreement) (the “Lease Trustee”); (vi) Resources Capital Management Corporation, Resources

(1)  The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Dynegy Holdings, LLC (8415); Dynegy Northeast Generation, Inc. (6760); Hudson Power, L.L.C. (NONE); Dynegy Danskammer, L.L.C. (9301); and Dynegy Roseton, L.L.C. (9299).  The location of the Debtors’ corporate headquarters and the service address for Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc. and Hudson Power, L.L.C. is 1000 Louisiana Street, Suite 5800, Houston, Texas 77002.  The location of the service address for Dynegy Roseton, L.L.C. is 992 River Road, Newburgh, New York 12550.  The location of the service address for Dynegy Danskammer, L.L.C. is 994 River Road, Newburgh, New York 12550.

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Capital Asset Recovery, L.L.C., Series DD and Series DR, Danskammer OL LLC, Roseton OL LLC, Danskammer OP LLC, and Roseton OP LLC (collectively, the “PSEG Entities”); and (vii) a group of beneficial owners (or advisors, nominees or investment managers for the beneficial owner(s)) of a portion of the outstanding Senior Notes issued by DH, solely in their capacities as holders of such Senior Notes and not in any other capacity (the “Consenting Senior Noteholders”) (each a “Settlement Party” and, together, the “Settlement Parties”) pursuant to Rule 9019(a) of the Federal Rules of Bankruptcy Procedure; the Court having (i) considered the Motion and having reviewed and given due consideration to the affidavits and testimony in support thereof, as well as all joinders and other pleadings filed in support of the Motion, (ii) reviewed the record of the Adversary Proceeding (as defined in the Settlement Agreement), (iii) reviewed and considered the findings and conclusions of the Examiner as set forth in the Examiner Report, as well as Dynegy’s preliminary response thereto, and (iv) reviewed and considered all objections to the Motion; and upon the record at the hearing held before the Court on [                    ], 2012 (the “Hearing”), and all of the evidence adduced at the Hearing in support of the Motion and the findings contained in this Order, the Court hereby overrules any remaining objections to the Motion and grants the relief requested in the Motion.(2)  Accordingly,

THE COURT HEREBY MAKES THE FOLLOWING FINDINGS OF FACT AND CONCLUSIONS OF LAW PURSUANT TO RULE 52 OF THE FEDERAL RULES OF CIVIL PROCEDURE, AS MADE APPLICABLE HEREIN BY FED. R. BANKR. P.

(2)  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Motion or Settlement Agreement, as applicable.

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9014(c) AND 7052, IN ADDITION TO ALL FINDINGS OF FACT AND CONCLUSIONS OF LAW AS STATED ON THE RECORD OF THE HEARING ON THE MOTION:(3)

A.            The Court has jurisdiction to consider the Motion and the relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334.

B.            The Motion presents a core proceeding pursuant to 28 U.S.C. § 157(b).

C.            Venue is proper before the Court pursuant to 28 U.S.C. §§1408 and 1409.

D.            Notice of the Motion, the Settlement Agreement, the hearing on the Motion, and the form of this Order was adequate and appropriate in all respects and constitutes due, sufficient and timely notice of the Motion, the transactions contemplated thereby and the relief requested therein to all persons entitled thereto in accordance with the requirements of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the Local Rules of this Court, and of due process.  No other or further notice of the Motion, the Settlement Agreement, the hearing on the Motion, or this Order is necessary.

E.             As reflected in the Affidavit of Service filed on behalf of by the Debtors on [                   ], 2012 and the Affidavit of Service filed on behalf of the Lease Trustee on [                  ], 2012, the notice of the Motion and the transactions and settlements effected thereby, including the notice given by the Debtors to all parties in interest, and the notice given by the Lease Trustee to each of the Lease Certificate Holders that have identified themselves to the Lease Trustee and to Cede & Co., as nominee of the Depository Trust Company, as registered holder of the Lease Certificates, was sufficient and effective to put all parties in interest (including all of the Lease Certificate Holders) on notice of the Motion and the relief requested therein, and of the Settlement Agreement and the transactions contemplated thereby.

(3)  To the extent that any findings of fact are conclusions of law they shall be treated as such.  To the extent any conclusions of law are findings of fact they shall be treated as such.

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Findings Relating to the Adversary Proceeding

F.             On November 11, 2011, the Lease Trustee commenced an adversary proceeding against Dynegy Danskammer, Dynegy Roseton and DH, Adversary Proceeding No. 11-09083 (the “Adversary Proceeding”), seeking a declaratory judgment that the claims asserted by the Lease Trustee against those Debtors were not subject to a cap on lease rejection damages pursuant to section 502(b)(6) of the Bankruptcy Code (the “502(b)(6) Cap”).  On January 6, 2012, the Lease Trustee filed an amended complaint in the Adversary Proceeding (the “Amended Complaint”) [Adv. Dkt. No. 6] in which it added a Fifth Claim for Relief seeking a judicial determination of the allowed amount of the Lease Trustee’s prepetition and postpetition claims against Dynegy Danskammer, Dynegy Roseton and DH.  In the Amended Complaint, the Lease Trustee asserts that it is entitled to allowed prepetition claims for (a) $917,766,720.25 in respect of “Termination Value” under the Lease Documents and under the Lease Guarantees (subject to reduction in an amount equal to the present fair value of the Leased Facilities, which the Lease Trustee stated it could not quantify), (b) post-filing interest against DH under the Lease Guarantees in an unspecified amount, (c) legal and other enforcement expenses against DH under the Lease Guarantees in the amount of not less than $1,416,139.48 as of the Petition Date, (d) additional unspecified amounts against Dynegy Danskammer, Dynegy Roseton and DH related to environmental, maintenance and other issues related to the Facilities, (e) certain additional unspecified amounts for alleged indemnification obligations to the Lease Trustee under the Participation Agreements, (f) not less than $212,393.02 in fees and expenses incurred by the Lease Trustee under the Lease Indentures and under the Pass Through Trust Agreement dated as of May 1, 2001, plus an additional $207,599.19 in fees and expenses alleged to be owed to the predecessor-in-interest to the Lease Trustee under the Lease Indentures and the Pass

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Through Trust Agreement, and (g) additional unspecified amounts alleged to be owed by DH and its co-defendants in the New York state court action initiated by the Lease Trustee on September 27, 2011, encaptioned The Successor Lease Indenture Trustee, et al. v. Dynegy Inc., et al., Index No. 652642/2011 (New York County, filed Sept. 27, 2011).  In addition, the Lease Trustee asserts that it is owed additional amounts by Dynegy Danskammer and Dynegy Roseton as post-petition administrative claims on account of the period from the Petition Date through the date of turnover of possession and control of the Facilities, in the amounts of (x) $436,634.03 per day for the period from November 7-8, 2011, plus $286,829.81 per day for the period from November 9, 2011 through May 8, 2012, plus $247,909.69 per day for the period from May 9, 2012 through November 8, 2012 in respect of the Roseton Facility, and (y) $21,603.97 per day for the period from November 7-8, 2011, plus $21,603.97 per day for the period from November 9, 2011 through May 8, 2012, plus $436,526.90 per day for the period from May 9, 2012 through November 8, 2012 in respect of the Danskammer Facility.

G.            On January 25, 2012, Dynegy Danskammer, Dynegy Roseton and DH filed their Answer and Counterclaims to the Amended Complaint of the Lease Indenture Trustee [Adv. ECF No. 18].

H.            On February 21, 2012, the Lease Trustee filed an answer to the counterclaims filed by Dynegy Danskammer, Dynegy Roseton and DH [Adv. Dkt. No. 27].

I.              On February 27, 2012, the Lease Trustee filed a motion for judgment on the pleadings [Adv. Dkt. No. 28] seeking a ruling that the Lease Trustee’s claims are not subject to the 502(b)(6) Cap based upon the Lease Trustee’s contention that the Facility Leases concern personal, rather than real, property.  On February 29, 2012, Dynegy Danskammer, Dynegy Roseton and DH filed their own motion for judgment on the pleadings [Adv. Dkt. No. 31].

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J.             On March 9, 2012, (i) Dynegy Danskammer, Dynegy Roseton and DH filed their opposition [Adv. Dkt. No. 34] to the Lease Trustee’s motion for judgment on the pleadings, (ii) the Lease Trustee filed its opposition [Adv. Dkt. No. 36] to the motion for judgment on the pleadings filed by Dynegy Danskammer, Dynegy Roseton and DH, and (iii) Dynegy, as intervenor, filed its omnibus response [Adv. Dkt. No. 35] to the parties’ motions for judgment on the pleadings.  On March 13, 2012, the Creditors’ Committee, as intervenor, filed its response [Adv. Dkt. No. 41] in opposition to the Lease Trustee’s motion for judgment on the pleadings, supporting Defendants’ position that the Facility Leases are leases of real property rather than personal property (but otherwise not taking a position on the matters raised in Defendants’ motion for judgment on the pleadings).

K.            On March 21, 2012, the Bankruptcy Court heard argument on the parties’ motions for judgment on the pleadings in the Adversary Proceeding, and, at the conclusion of that hearing, the Bankruptcy Court took under submission the issue of whether the Facility Leases are leases of real property.(4)

Findings Related to the Appointment of the Examiner and the Mediation

L.             On November 11, 2011, the Lease Trustee filed a motion with the Bankruptcy Court seeking the appointment of an examiner pursuant to section 1104(c) of the Bankruptcy Code  [Dkt. No. 48].

M.           On December 29, 2011, the Bankruptcy Court entered an agreed order (the “Examiner Order”) [Dkt. No. 276] for the appointment of an examiner.  On January 11, 2012,

(4)  At the request of the Examiner in his capacity as mediator, and in aid of the ongoing mediation efforts, the parties to the Adversary Proceeding subsequently agreed to an informal stay of the Adversary Proceeding pending further mediation efforts, including a request that the Bankruptcy Court not rule on the submitted matter with respect to whether the Facilities are real or personal property, as well as a stay of any further reply briefing with respect to the matters not yet fully submitted.

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the United States Trustee for Region 2 appointed Susheel Kirpalani (the “Examiner”) to serve as examiner [Dkt. No. 308], and on January 12, 2012, the Bankruptcy Court entered an order [Dkt. No. 318] approving Mr. Kirpalani’s appointment as Examiner.

N.            On March 9, 2012, the Examiner issued his report setting forth his assessment of various potential claims and causes of action arising from certain prepetition transactions involving the Debtors and certain of their affiliates, including the September 1, 2011 transfer of Dynegy Coal Holdco (the “Examiner Report”) [Dkt. No. 490].

O.            Following the release of the Examiner Report, at a status conference held on March 12, 2012 at which the Debtors and Dynegy (as plan proponent) adjourned the hearing to consider approval of the Disclosure Statement, the Bankruptcy Court ordered the Debtors to participate in mediation with certain of their creditor constituencies and other parties in interest under the auspices of the Examiner, in his capacity as mediator under the Examiner Order.

P.             On March 20, 2012, Dynegy filed a preliminary response [Dkt. No. 539] to the Examiner Report, in which it responded to and contested many of the findings and conclusions set forth in the Examiner Report.

Q.            After the Examiner issued the Examiner Report, the Settlement Parties, as well as the Creditors’ Committee and certain other creditors not party to the Settlement Agreement, engaged in numerous formal negotiation sessions mediated by the Examiner, as well as several informal discussions with the Examiner in his capacity as mediator, over a period of more than three weeks.

R.            As a result of extensive arm’s-length negotiations through the mediation process, the Settlement Parties, with the support of the Creditors’ Committee, have entered into the Settlement Agreement to settle all disputes, claims and causes of action (i) between DH, on the

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one hand, and Dynegy, on the other hand, including, among other things, any arising with respect to the transfer of Dynegy Coal Holdco to Dynegy, as well as any and all other claims and causes of action described in the Examiner Report, and (ii) between and among the Settlement Parties, relating, among other things, to the facts alleged and the claims and counterclaims asserted, in the Prepetition Litigation, the Adversary Proceeding and in any additional litigation that could be commenced between and among the Settlement Parties with respect to the subject matter thereof.

S.             The Debtors, the other Settlement Parties, the Creditors’ Committee and other parties present participated in the mediation sessions in good faith and negotiated at arm’s-length and in good faith to reach agreement by and among the Settlement Parties on the matters resolved through the Settlement Agreement.

Findings Relating to the Settlement Agreement

T.            The Debtors are direct or indirect wholly owned and controlled subsidiaries of Dynegy within the meaning of such terms under Section 271 of the Delaware General Corporation Law.

U.            The Independent Manager of DH was appointed on March 27, 2012.  Pursuant to the Amended and Restated Limited Liability Company Operating Agreement of DH (the “Amended LLC Agreement”), the Independent Manager has the exclusive power and authority over, and the separate and sole vote and approval to act on behalf of DH with respect to, inter alia, the following actions (with capitalized terms not otherwise separately defined herein as they are defined in the Amended LLC Agreement):

a.               Determining the appropriateness of, authorizing or filing with the United States Bankruptcy Court for the Southern District of New York or with any other court of competent jurisdiction, or otherwise approving or consenting to, any amendment to the Initial Plan,  including determining the appropriateness of and consenting to or authorizing any settlements of any adversary or similar legal

8

proceedings involving DH or any of its Subsidiaries in connection with the Initial Plan as so amended;

b.              Determining the appropriateness of, authorizing or filing with any court of competent jurisdiction, or otherwise consenting to, any plan of reorganization (such plan, an “Alternative Plan”) for the Company or its Subsidiaries other than the Amended DH Plan, proposed by any Person or any amendments to such Alternative Plan, including determining the appropriateness of and consenting to or authorizing any settlements of any adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with such an Alternative Plan;

c.               Determining the appropriateness of and consenting to or authorizing any settlements of any actual or potential adversary or similar legal proceedings involving DH or any of its Subsidiaries in connection with claims against any Affiliates of DH, including any claims or causes of action identified in the Examiner Report, whether pursuant to Bankruptcy Rule 9019 or otherwise;

d.              Directly or indirectly amending, restating, supplementing or otherwise modifying Sections 9.01, 9.02 or 9.03 of the Amended LLC Agreement;

e.               Following the execution of the Amended LLC Agreement, except to the extent provided for in, or contemplated or required by, any agreement, contract or other arrangement existing as of the date of the Amended LLC Agreement or that is subsequently approved by the Independent Manager in accordance with the terms of the Amended LLC Agreement, directly or indirectly, making any payment to or selling, leasing, transferring or otherwise disposing of any of DH’s properties or assets to, or purchasing or otherwise acquiring any property or assets from, or entering into or making or amending any transaction or series of related transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, Dynegy or any of its Subsidiaries other than wholly-owned Subsidiaries of DH in transactions not specified in Sections 9.02(a) or (b) of the Amended LLC Agreement, including settling, resolving, modifying or waiving any intercompany rights or obligations (including accounts payable and accounts receivable) between DH or any of its wholly-owned  Subsidiaries, on the one hand, and Dynegy or any of its Subsidiaries (other than wholly-owned Subsidiaries of DH), on the other hand; provided, that the approval of the Independent Manager shall not be required in connection with any of the foregoing actions (and such actions shall not constitute

9

Independent Approval Matters) to the extent any such action is taken in the ordinary course of DH’s business in connection with the day to day operation of DH’s business; and

f.                 Taking any action, including entering into any agreement or arrangement, in furtherance of any of the above listed “Independent Approval Matters,” as set forth in clauses a. through e. above.

V.            The Independent Manager of DH has undertaken a thorough, independent review of the settlements and compromises contained in the Settlement Agreement, including, but not limited to, the settlements and compromises between DH and Dynegy, and the settlements and compromises between the Debtors and the Lease Trustee, on behalf of the Lease Certificate Holders, and has determined, in the valid exercise of his business judgment, that entry into the Settlement Agreement is in the best interest of the Debtors’ estates and their creditors.  In exercising these responsibilities, the Independent Manager has been represented by separate independent counsel (the law firm of Young Conaway Stargatt & Taylor LLP).  In accordance with the Amended LLC Agreement, none of the current members of the DH Board of Managers other than the Independent Manager participated in this determination or decision by DH.

W.           Given the facts and circumstances of these cases, the nature of the claims that have been asserted in the Adversary Proceeding and the Prepetition Litigation, and the nature of the claims and causes of action that may be asserted by or on behalf of DH and its estate against Dynegy, the compromises contained in the Settlement Agreement are fair, reasonable and adequate, in the best interests of the Debtors’ estates and their creditors, and represent a valid and proper exercise of the business judgment of the Debtors and the Independent Manager.  In light of the facts and circumstances of the cases, the consideration received by Dynegy under the Settlement Agreement represents reasonably equivalent value for the assets it is transferring, the claims it is releasing, and all other consideration it is giving.

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X.            The Settlement Agreement confers substantial benefits upon the Debtors’ estates, by, among other things, providing for:  (i) the resolution of the Adversary Proceeding, the Prepetition Litigation, and the putative claims and causes of action DH and its estate may have against Dynegy, on a negotiated basis, and on terms negotiated at arm’s length among the majority of constituencies in these Chapter 11 Cases pursuant to a Court-ordered mediation process presided over by the Examiner; (ii) the immediate transfer of the DCH Membership Interests to DH (either directly or indirectly by transfer to its wholly-owned subsidiary, DGIN), thereby effectively reversing the CoalCo Transaction investigated by the Examiner in the Examiner Report, in exchange for granting to Dynegy the Dynegy Administrative Claim on the terms set forth in the Settlement Agreement: and (iii) the elimination of the substantial expense, delay (including by virtue of potential multiple appeals from any ruling in the Adversary Proceeding, or from any judgment that might be obtained if the claims and causes of action identified in the Examiner Report and the Prepetition Litigation were pursued) and risk of loss associated with litigation of the foregoing matters.

Y.            The compromise and settlement of claims set forth in the Settlement Agreement substantially exceeds the lowest point in the range of reasonableness.  The benefits and consideration that Dynegy is to provide under the Settlement Agreement are fair, equitable and adequate consideration for the releases and other consideration Dynegy is to receive under the Settlement Agreement and constitute reasonably equivalent value therefor, and are not subject to avoidance under any applicable law or in equity.

Z.            The benefits and consideration that Dynegy is receiving under the Settlement Agreement in exchange for the receipt by DH or DGIN, as applicable, of 100% of the DCH Membership Interests described therein and other consideration provided to the Debtors and the

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other Settlement Parties as described in the Settlement Agreement is fair, equitable and adequate and constitute reasonably equivalent value therefor, and accordingly the benefits and consideration that Dynegy is to provide to the Debtors and the other Settlement Parties under the Settlement Agreement (and the transactions contemplated thereby), as well as the consideration that Dynegy is to receive under the Settlement Agreement (and the transactions contemplated thereby) are in each case not subject to avoidance under any applicable law or in equity.

AA.        The settlement and compromises described in the Motion, as more fully set forth in the Settlement Agreement, are fair and reasonable and supported by sound business reasons and there is no bona fide basis for any claims or actions against the Debtors, the Independent Manager, the Lease Trustee (in its capacity as trustee or in its individual capacity), the Creditors’ Committee, the Consenting Senior Noteholders, Dynegy, or any other Settlement Party, arising out of their participation in the negotiation and implementation of the relief requested in the Motion.

BB.          The settlement and compromises set forth in the Settlement Agreement are fair and reasonable to, and are in the best interests of, the Debtors and their estates, the other Settlement Parties, and the Debtors’ other unsecured creditors, and in entering into the Settlement Agreement, the Settlement Parties have exercised their respective rights and powers, and used the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances.

CC.          The settlement and compromises set forth in the Settlement Agreement are the product of arm’s-length negotiations between sophisticated parties, represented by counsel and other advisors.

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DD.         Upon entry of this Order, each of the Debtors and each of the Settlement Parties (i) has full power and authority to enter into and perform all of their obligations under the Settlement Agreement and all other documents contemplated thereby, (ii)  has full power and authority to take any and all action necessary to authorize and approve the Settlement Agreement and the transactions contemplated thereby and has requested and obtained all necessary approvals required to do so, and (iii) is legally authorized to enter into and perform the Settlement Agreement and to take any and all actions necessary to authorize, approve and implement the Settlement Agreement and the transactions contemplated thereby.  Dynegy has received all necessary approvals to perform its obligations under the Settlement Agreement, and the resolution of the Board of Directors of Dynegy approving the transaction is a valid exercise of corporate authority under applicable law.  Upon entry of this Order, the Lease Trustee has full power and authority under the Lease Indentures and Pass Through Trust Agreement to bind all Lease Certificate Holders to the provisions of the Settlement Agreement and this Order.

EE.          The Settlement Agreement and entry of this Order represents a global settlement of multiple litigable issues on an integrated basis. The various settlements and compromises embodied in the Settlement Agreement and this Order were considered by the Settlement Parties on an integrated basis and cannot be severed from one another and considered in isolation.

FF.          Based on the findings set forth above, as well as the record before this Court, the Court hereby concludes as a matter of law that the Settlement Agreement satisfies the legal requirements for approval of a settlement under Fed. R. Bankr. P. 9019(a) in this jurisdiction.

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ACCORDINGLY, IT IS HEREBY ORDERED AS FOLLOWS:

1.             The Motion is granted in its entirety, and any objections to the Motion not previously withdrawn, waived or settled, and all reservation of rights included therein, are hereby overruled with prejudice.

2.             Pursuant to Fed. R. Bankr. P. 9019(a), the Settlement Agreement, a true and correct copy of which is attached hereto as Exhibit A and incorporated herein by reference, is hereby approved in its entirety, and all of its terms are incorporated herein by reference (and the failure to specifically describe or include herein any particular provision in the Settlement shall not diminish or impair the effectiveness of any such provision) and shall be fully binding on and effective as to each and all of the Settlement Parties.

3.             The settlement and compromises set forth in the Settlement Agreement, and the execution and delivery of the Settlement Agreement by the Settlement Parties, are hereby approved.

4.             The Debtors and each of the Settlement Parties (whether or not such parties are in a chapter 11 bankruptcy proceeding or otherwise) are authorized and directed to execute, deliver, implement, and fully perform any and all obligations, instruments, documents, and papers and to take any and all actions reasonably necessary or appropriate to consummate, complete, execute, and implement the Settlement Agreement in accordance with the terms and conditions thereof.

5.             This Order (including the Settlement Agreement attached hereto and incorporated herein by reference), together with all of the findings of fact and conclusions of law contained herein and as set forth on the record of the hearing on the Motion, is and shall be final, binding and effective on all parties in interest in the Debtors’ Chapter 11 Cases (including, but not limited to, any subsequently appointed chapter 11 or chapter 7 trustee or any representative of any of the Debtors’ estates appointed pursuant to 11 U.S.C. § 1123), as well as on each of the

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Settlement Parties and each of their present and former parents, affiliates, direct and indirect subsidiaries, directors, shareholders, officers, managers, predecessors, successors and assigns.  In addition, this Order is final, binding and effective on all current, former and future Lease Certificate Holders as well as on the Lease Trustee and any predecessor or successor thereto.  To the extent any of the Settlement Parties subsequently files for bankruptcy (or is otherwise subject to bankruptcy proceedings), this Order shall be binding upon them, each of their present and former parents, affiliates, direct and indirect subsidiaries, directors, shareholders, officers, managers, predecessors, successors and assigns, and on any trustee appointed in such bankruptcy cases (if any), and may not be modified or amended by virtue of any actions in such proceedings.

6.             The Lease Trustee, as indenture trustee for the Lease Certificate Holders, is hereby granted the following allowed claims in the Chapter 11 Cases (subject to the limitations set forth below and in the Settlement Agreement):  (1) a senior unsecured claim equal to $540,000,000.00 against DH on account of all claims arising under or relating to the Lease Guarantees or otherwise under any of the other Lease Documents (the “Guaranty Claim”); (2) an unsecured claim equal to $454,717,690 against Dynegy Roseton on account of all claims arising under or relating to the Roseton Facility and Roseton Lease Documents; (3) an unsecured claim equal to $85,282,310 against Dynegy Danskammer on account of all claims arising under or relating to the Danskammer facility and Danskammer Lease Documents (the claims set forth in the preceding clauses (2) and (3), the “R&D Claims”); (4) an administrative expense claim against Dynegy Roseton in the amount of  $42,176,760; and (5) an administrative expense claim against Dynegy Danskammer in the amount of $3,154,179 (the claims set forth in the preceding clauses (4) and (5), the “Lease Administrative Claims,” and together with the claims set forth in the preceding clauses (1), (2) and (3), the “Lessor Claims”).  Other than any claims for trustee

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and professional fees in the Chapter 11 Cases (to the extent not previously paid by Dynegy in accordance with Section II.e. of the Settlement Agreement), under no circumstances will the Lease Trustee or the Lease Certificate Holders be entitled to any administrative claims against DH, and the only claims of the Lease Trustee or the Lease Certificate Holders to be allowed as against DH shall be the Guaranty Claim.  For the avoidance of doubt, nothing in this Order or in the Settlement Agreement shall be deemed or construed as determining the rights of any creditor under the subordination provisions contained in the indentures governing the Subordinated Notes, and the rights of all parties with respect to such subordination provisions are fully preserved.

7.             The aggregate recovery of the Lease Trustee and the Lease Certificate Holders (exclusive of the amounts received on account of trustee and professional fees and expenses) on the Lessor Claims shall be capped at $571,507,840 (the “Lessor Recovery Cap”).  Whether the Lessor Recovery Cap has been exceeded by any distributions to the Lease Trustee shall be determined in accordance with the provisions of the Settlement Agreement.

8.             From the date of entry of this Order through the Settlement Effective Date, prosecution of the claims asserted or that could have been asserted in the Adversary Proceeding is hereby stayed pending the filing, on the Settlement Effective Date, of the stipulation of dismissal by the Lease Trustee, DH, Dynegy Roseton and Dynegy Danskammer irrevocably and unconditionally dismissing the Adversary Proceeding with prejudice as to all parties and all claims and without costs to any party.

9.             On the Settlement Effective Date, as provided in the Settlement Agreement, (a) counsel to each of the Settling Claimants who are plaintiffs and counsel to the named defendants in (i) the Noteholder Litigation and (ii) the Lease Indenture Trustee Litigation, respectively, shall

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file a stipulation of dismissal irrevocably and unconditionally dismissing such Prepetition Litigation with prejudice as to all parties and all claims and without costs to any parties, and (b) each of the Settling Claimants who are plaintiffs in the PSEG Litigation shall file and serve a notice of discontinuance irrevocably and unconditionally dismissing the PSEG Litigation with prejudice as to all parties and all claims and without costs to any party.

10.           The mutual releases between and among Dynegy, DGIN, Dynegy Coal Holdco, the parties to the Dynegy Entity Joinder, the Debtors, and the Settling Claimants, contained in the Settlement Agreement are hereby approved and shall be effective as of the Settlement Effective Date, and each Settlement Party shall be deemed fully and forever to have released and to be permanently enjoined from asserting, pursuing or prosecuting in any manner and in any forum any and all claims released pursuant to the Settlement Agreement, including, but not limited to, claims arising from the negotiation of or entry into the Settlement Agreement.

11.           As provided in the Settlement Agreement, Dynegy shall receive, on the Settlement Effective Date, the Dynegy Administrative Claim (as defined in the Settlement Agreement) in an unliquidated amount against DH, subject to the provisions of the Settlement Agreement.  Nothing contained in the Settlement Agreement or this Order shall constitute (i) Court approval of the proposed treatment of the Dynegy Administrative Claim under any plan of reorganization for purposes of section 1129 of the Bankruptcy Code, which shall remain subject to further order of this Court, (ii) Court approval of the Plan Support Agreement annexed to the Settlement Agreement, or (iii) Court approval of any plan of reorganization or the provisions to be contained therein.

12.           All Lease Certificate Holders are bound by, and deemed to have consented to, the terms of the Settlement Agreement and the terms of this Order.

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13.           Each of the Settlement Parties, U.S. Bank National Association (in its individual capacity), the Consenting Lease Certificate Holders, and the members of, and advisors to, the Creditors’ Committee (in their capacity as such), and each of their respective present and former parents, affiliates, subsidiaries, directors, shareholders, lawyers, financial advisors, officers, managers, predecessors, successors and assigns, shall have no liability whatsoever for any claims, demands, suits, actions or causes of action arising out of their participation in the mediation, the negotiation and implementation of the Settlement Agreement, and the relief requested in the Motion.

14.           The Settlement Agreement and the transactions to be consummated thereby are not subject to avoidance, as against any of the Settlement Parties, pursuant to sections 544, 547, 548 or 549 of the Bankruptcy Code or any applicable state or other nonbankruptcy law, or in equity.

15.           To the extent of any inconsistency between this Order and the Settlement Agreement, this Order shall govern.

16.           This Order shall constitute findings of fact and conclusions of law (in addition to such findings and conclusions as stated on the record of the hearing on the Motion) and, notwithstanding the possible applicability of any provision of the Federal Rules of Bankruptcy Procedure, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

17.           The provisions and effect of this Order, any actions taken pursuant to this Order or the Settlement Agreement, and the Settlement Parties’ and Creditors’ Committee’s respective rights, obligations, remedies and protections provided for herein and in the Settlement Agreement shall survive the conversion, dismissal or closing of these Chapter 11 Cases,

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appointment of a trustee herein, confirmation of a plan or plans of reorganization, or the consolidation (substantive or otherwise) of these Chapter 11 Cases with any other case or cases, and the terms and provision of this Order and the Settlement Agreement shall continue in full force and effect notwithstanding the entry of any such order.  To the extent any of the Settlement Parties subsequently files for bankruptcy (or is otherwise subject to bankruptcy proceedings), this Order shall be binding upon them, each of their present and former parents, affiliates, direct and indirect subsidiaries, directors, shareholders, officers, managers, predecessors, successors and assigns, and on any trustee appointed in such bankruptcy cases (if any), and may not be modified or amended by virtue of any actions in such proceedings.

18.           The Debtors and their current and former officers, directors, shareholders, managers, employees, agents, attorneys, financial advisors, successors and assigns (the “Debtor Parties”), Dynegy and its direct and indirect subsidiaries, including DGIN and Dynegy Coal Holdco, and each of their current and former officers, directors, shareholders, managers, employees, agents, attorneys, financial advisors, successors and assigns (to the extent not included as Debtor Parties, the “Dynegy Parties”), the Lease Trustee and U.S. Bank National Association (in its individual capacity) and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Lease Trustee Parties”), the Consenting Lease Certificate Holders who have directed the Lease Trustee in accordance with the Lease Indentures and the Pass Through Trust Agreement and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “Directing Lease Certificate Holder Parties”), the Consenting Senior Noteholders and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the

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“Consenting Senior Noteholder Parties”), the PSEG Entities and each of their current and former officers, directors, shareholders, employees, agents, attorneys, financial advisors, successors and assigns (the “PSEG Entities Parties”), and the members of the Creditors’ Committee (solely in their capacity as such) and the retained professional advisors to the Creditors’ Committee and each of its members (solely in respect of such members’ capacities as such) (collectively, the “Committee Parties”), shall be and hereby are fully released and exculpated, and shall have no liability to the Debtors’ estates (with the exception of such liabilities and obligations existing and arising under the Settlement Agreement) or to any Lease Certificate Holder, any holder of Senior Notes or other interested parties (the “Enjoined Parties”) arising out of, relating to, or in connection with the Motion, the Settlement Agreement, the transactions contemplated thereby, and the negotiations relating thereto; provided, however, that the foregoing sentence shall not apply with respect to obligations and liabilities of the Settlement Parties under the Settlement Agreement.  All Enjoined Parties shall be, and hereby are, bound by this Order, and shall be permanently and irrevocably enjoined from commencing or continuing in any manner any action or proceeding against the Debtors, the Debtor Parties, the Dynegy Parties, the Lease Trustee Parties, the Directing Lease Certificate Holder Parties, the Consenting Senior Noteholder Parties, the PSEG Entities Parties, or the Committee Parties (solely in their capacities as such) arising out of, relating to, or in connection with the Motion, the Settlement Agreement (other than an action to enforce the obligations under the Settlement Agreement including any alleged breach  thereof), the transactions contemplated thereby and the negotiations relating thereto, and any actions taken or not taken in connection therewith.

19.           The Settlement Agreement and this Order constitute and evidence the valid and binding obligations of the Settlement Parties, which obligations shall be enforceable by each

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Settlement Party against each other Settlement Party and by the Creditors’ Committee (solely to the extent expressly provided for under the Settlement Agreement) in accordance with the terms of the Settlement Agreement and this Order.

20.           Notwithstanding anything in this Order or the Settlement Agreement to the contrary, and in light of the integrated nature of the settlements and compromises embodied in this Order and the Settlement Agreement, in the event that (i) a court of competent jurisdiction enters a final order ruling that this Order or any of the transactions contemplated hereby or in the Settlement Agreement are void, invalid, illegal or unenforceable in any material respect, (ii) any of the transactions contemplated by this Order or the Settlement Agreement are reversed, vacated, overturned, voided or unwound in any material respect, or (iii) this Order is reversed, vacated, overturned or amended in any material respect, then in each case, the entirety of this Order (other than this paragraph 20) and the Settlement Agreement (other than Section III.y. thereof) shall be void ab initio and of no force and effect and, during any subsequent proceeding, the Settlement Parties and the Creditors’ Committee shall not assert claim preclusion, issue preclusion, estoppel or any similar defense in respect of rights and claims of the Settlement Parties that were the subject of this Order and the Settlement Agreement prior to this Order and the Settlement Agreement being of no force or effect.

21.           In furtherance of Section III.x. of the Settlement Agreement, in the event that Dynegy files a petition for bankruptcy protection under the Bankruptcy Code prior to the Settlement Effective Date, Dynegy is directed to file a motion to assume the Settlement Agreement pursuant to section 365 of the Bankruptcy Code on the first day of its bankruptcy case.

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22.           All applicable stays under the Bankruptcy Code, the Bankruptcy Rules or the Local Bankruptcy Rules of the Southern District of New York are hereby waived, and the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

23.           This Court shall retain continuing jurisdiction with respect to all matters related to or arising from this Order and the Settlement Agreement or their implementation.

Dated: [             ]

Poughkeepsie, New York

THE HONORABLE CECELIA G. MORRIS
CHIEF UNITED STATES BANKRUPTCY JUDGE

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